UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22519

First Trust Exchange-Traded AlphaDEX® Fund II
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 765-8000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

(a) The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

First Trust Exchange-Traded AlphaDEX® Fund II
Annual Report
December 31, 2021

First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
First Trust Europe AlphaDEX® Fund (FEP)
First Trust Latin America AlphaDEX® Fund (FLN)
First Trust Brazil AlphaDEX® Fund (FBZ)
First Trust China AlphaDEX® Fund (FCA)
First Trust Japan AlphaDEX® Fund (FJP)
First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
First Trust Emerging Markets AlphaDEX® Fund (FEM)
First Trust Germany AlphaDEX® Fund (FGM)
First Trust United Kingdom AlphaDEX® Fund (FKU)
First Trust India NIFTY 50 Equal Weight ETF (NFTY)
First Trust Switzerland AlphaDEX® Fund (FSZ)
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
First Trust Eurozone AlphaDEX® ETF (FEUZ)
AlphaDEX® is a registered trademark of First Trust Portfolios L.P.

First Trust Exchange-Traded AlphaDEX® Fund II
Annual Report
December 31, 2021

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded AlphaDEX® Fund II (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded AlphaDEX® Fund II
Annual Letter from the Chairman and CEO
December 31, 2021
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Exchange-Traded AlphaDEX® Fund II (the “Funds”), which contains detailed information about the Funds for the twelve months ended December 31, 2021.
Being that this is a year-end review, I would like to touch on the state of the business climate and securities markets in the U.S. The two biggest stories in 2021 were clearly the ongoing fight against the coronavirus (“COVID-19”) pandemic and the surge in the rate of inflation, which I believe is a byproduct of that fight. The COVID-19 pandemic is closing in on its second anniversary and it continues to curb economic activity in the U.S. and abroad. It is nearly as challenging today as it was at its peak in 2020.
The emergence of the Omicron variant in the latter half of 2021 was particularly disappointing because we had been making some inroads into fully reopening the U.S. economy until its arrival. Americans were dining out. Airline travel was picking up and people were even taking cruises again. We have learned that the Omicron variant, while seemingly not as dangerous as its predecessor, the Delta variant, at least in terms of the number of deaths to date, is still extremely contagious, especially for those individuals who have not been vaccinated. The U.S. federal government has funneled trillions of dollars of stimulus and subsidies into the financial system to mitigate the economic fallout from the pandemic. That level of support is unprecedented and has likely fueled much of the surge in inflation, as measured by the Consumer Price Index (“CPI”). The standard definition for inflation is “too many dollars chasing too few goods.” The explosion of the U.S. money supply has easily overwhelmed the volume of goods available to consumers. Global supply chain bottlenecks, including the backlog of container ships at ports in Southern California, have also contributed to the shortages of goods. In December 2021, the trailing 12-month rate on the CPI was 7.0%, up from 1.4% last December, according to the U.S. Bureau of Labor Statistics. The last time inflation was this elevated was in 1982.
Since the onset of COVID-19, companies and millions of employees have scrambled to adapt to the new normal of working remotely, typically from home. What an amazing thing to watch. While opinions may vary, it has become evident that the workplace culture has probably changed forever. According to Barron’s magazine, we should look for more of a hybrid arrangement moving forward that would entail workers being at the office for three days a week and home for two. I do not believe that the stock and bond markets would have performed nearly as well over the past two years had U.S. businesses not overcome the adversity brought their way by COVID-19. Oh, and the trillions of dollars from the government. In 2021, the S&P 500® Index posted a total return of 28.71%, and that came on the heels of an 18.40% gain in 2020, according to Bloomberg. From 1926-2021 (a span of 96 years), the S&P 500® Index posted an average annual total return of 10.44%, according to Morningstar/Ibbotson Associates. Investors should relish these outsized returns. Bond investors have earned more modest total returns over the past two years. Bond returns were higher for most bond categories in 2020 due to the artificially depressed yield on the 10-Year Treasury Note (“T-Note”). The 10-Year T-Note yield trended higher in 2021, putting some pressure on bond prices. Expect the Federal Reserve to tighten monetary policy by raising short-term interest rates. It could begin as early as March 2022. While the markets could experience some near-term pain, I believe normalizing interest rates and bond yields will prove to be a healthy and necessary transition for the markets long-term.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Market Overview
First Trust Exchange-Traded AlphaDEX® Fund II
Annual Report
December 31, 2021
Robert F. Carey, CFA
Senior Vice President and Chief Market Strategist
First Trust Advisors L.P.
Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has more than 30 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (“CFA”) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.
State of the Global Economy/Investing
Inflation surged in 2021 and it looks as though it is here to stay. Federal Reserve (the “Fed”) Chairman Jerome Powell has changed his expectations on inflation from characterizing it as transitory to it being more persistent in nature. In the hopes of keeping inflation from becoming entrenched, the Fed announced it will expedite the tapering of its monthly bond buying program as of December 2021. This program has been successful at pushing down intermediate and longer maturity bond yields and keeping them artificially low to help stimulate economic activity. The Fed will reduce its purchases of Treasuries and mortgage-backed securities by $30 billion per month. At that pace, it should be done buying bonds in the open market by the end of March 2022. They also foresee hiking short-term interest rates three times in 2022. The Federal Funds target rate (upper bound) is currently at 0.25%. The trailing 12-month Consumer Price Index rate stood at 7.0% in December 2021, according to the U.S. Bureau of Labor Statistics. That is up significantly from 1.4% in December 2020 and well above its 2.3% average rate over the past 30 years.
The global growth forecast from the International Monetary Fund (“IMF”) released in October 2021 sees real gross domestic product growth rising by 4.9% worldwide in 2022, down from its 5.9% projection for 2021. The IMF is calling for a 5.2% growth rate for the U.S. in 2022, down from its 6.0% estimate for 2021. As has been the case for many years, Emerging Market and Developing Economies are expected to grow faster than Advanced Economies. Their 2022 growth rate estimates are 5.1% and 4.5%, respectively.
Global dividends increased by 22.0% year-over-year to $403.5 billion in the third quarter of 2021, as measured by the Janus Henderson Global Dividend Index, according to its own release. That is an all-time high for a third quarter. The U.S. accounted for $130.7 billion of that total, also a record high for a third quarter. Globally, 90% of companies either raised their dividend payout or maintained it. Janus Henderson estimates that global dividend payments will total $1.46 trillion in 2021. It expects the level of dividend payouts to surpass the pre-pandemic peak by year-end 2021.
The overall tone of the business climate, as measured in part by mergers and acquisitions (“M&A”) activity, reflects strength and the willingness of CEOs to risk capital. Refinitiv reported that global M&A activity jumped 64% year-over-year to a record $5.8 trillion in 2021. The U.S. accounted for $2.5 trillion of that total.
The exchange-traded funds (“ETFs”) and related exchange-traded products (“ETPs”) industry grew significantly in 2021. ETFGI, an independent research and consultancy firm, reported that total assets invested in ETFs/ETPs listed in the U.S. stood at an all-time high of $7.21 trillion as of year-end, up 31.81% from the $5.47 trillion at the end of 2020, according to its own release. Net inflows to ETFs/ETPs listed in the U.S. hit a record high of $919.78 billion in 2021, topping the prior record of $490.19 billion in 2020. U.S. ETF/ETP assets represent approximately 72% of total global ETF/ETP assets.
Performance of Foreign Stocks and Bonds
The U.S. dollar appreciated by 6.37% against a basket of major currencies in 2021, as measured by the U.S. Dollar Index (“DXY”), according to Bloomberg. The DXY closed 2021 at a reading of 95.67, above its 20-year average of 88.89. The stronger U.S. dollar likely had a negative influence on the returns of unhedged foreign securities held by U.S. investors.
The Bloomberg EM Hard Currency Aggregate Index of emerging markets debt posted a total return of -2.57% (USD), while the Bloomberg Global Aggregate Index of higher quality debt declined 4.71% (USD). With respect to equities, the MSCI Emerging Markets Index of stocks posted a total return of -2.54% (USD), while the MSCI World ex USA Index rose by 12.62% (USD) on a total return basis, according to Bloomberg.

Fund Performance Overview (Unaudited)
First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
The First Trust Asia Pacific ex-Japan AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Asia Pacific Ex-Japan Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks, depositary receipts, real estate investment trusts and preferred shares that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC (the “Nasdaq”) under the ticker symbol “FPA.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ DM Asia Pacific Ex-Japan Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/21	5 Years Ended 12/31/21	10 Years Ended 12/31/21	Inception (4/18/11) to 12/31/21	5 Years Ended 12/31/21	10 Years Ended 12/31/21	Inception (4/18/11) to 12/31/21
Fund Performance
NAV	2.75%	6.43%	6.25%	3.43%	36.58%	83.43%	43.47%
Market Price	2.34%	6.01%	6.05%	3.31%	33.92%	79.93%	41.63%
Index Performance
NASDAQ AlphaDEX® Asia Pacific Ex-Japan Index(1)	3.68%	7.39%	N/A	N/A	42.83%	N/A	N/A
NASDAQ DM Asia Pacific Ex-Japan Index(1)	1.91%	9.56%	N/A	N/A	57.88%	N/A	N/A
MSCI Pacific ex-Japan Index	4.68%	8.31%	6.77%	4.49%	49.07%	92.46%	60.01%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a net asset value (“NAV”) return of 2.75% during the 12-month period covered by this report. During the same period, the MSCI Pacific ex-Japan Index (the “Benchmark”) generated a return of 4.68%. During the period covered by this report, the Fund allocated 48.8% of its assets to investments in South Korea. Exposure to this country was far greater than to any other country in the Fund, as Australia and Hong Kong received the second and third-greatest allocations, with a 23.2% and 20.0% average weight, respectively. The allocation to South Korea contributed -0.6% to the Fund’s return. This was the poorest contribution to the Fund’s return of any country during the period covered by this report. Investments in Australia had the greatest contribution to the Fund’s return. This country received an allocation of 23.2% and contributed 3.6% to the Fund’s overall return. The total currency effect to the Fund over the period covered by this report was -6.7%. On a relative basis, the Fund underperformed the Benchmark. The greatest source of underperformance came from investments in South Korea. The Benchmark had no allocation to South Korea, which was the country with the greatest allocation in the Fund. In total, Korean exposure caused -2.9% of underperformance for the Fund versus the Benchmark. Meanwhile, the Fund’s investments in Hong Kong significantly outperformed the Benchmark’s investments in Hong Kong, and exposure to this country caused 2.0% of outperformance for the Fund versus the Benchmark.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and NASDAQ AlphaDEX® Asia Pacific Ex-Japan Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA) (Continued)
Sector Allocation	% of Total Long-Term Investments
Materials	26.4%
Industrials	17.1
Financials	10.9
Information Technology	10.2
Real Estate	10.0
Consumer Discretionary	9.1
Consumer Staples	5.5
Communication Services	4.2
Energy	2.4
Utilities	2.3
Health Care	1.9
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Pilbara Minerals Ltd.	2.7%
Fortescue Metals Group Ltd.	2.2
LG Display Co., Ltd.	2.2
L&F Co., Ltd.	2.1
Lynas Rare Earths Ltd.	2.1
Northern Star Resources Ltd.	1.9
Ecopro BM Co., Ltd.	1.8
SKC Co., Ltd.	1.7
SK Hynix, Inc.	1.7
Korea Zinc Co., Ltd.	1.7
Total	20.1%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Europe AlphaDEX® Fund (FEP)
The First Trust Europe AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Europe Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks, depositary receipts, real estate investment trusts and preferred shares that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FEP.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ DM Europe Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/21	5 Years Ended 12/31/21	10 Years Ended 12/31/21	Inception (4/18/11) to 12/31/21	5 Years Ended 12/31/21	10 Years Ended 12/31/21	Inception (4/18/11) to 12/31/21
Fund Performance
NAV	16.53%	10.91%	9.78%	6.27%	67.85%	154.29%	91.91%
Market Price	16.76%	10.87%	9.57%	6.22%	67.54%	149.35%	90.69%
Index Performance
NASDAQ AlphaDEX® Europe Index(1)	17.14%	11.57%	N/A	N/A	72.89%	N/A	N/A
NASDAQ DM Europe Index(1)	15.88%	10.17%	N/A	N/A	62.33%	N/A	N/A
MSCI Europe Index	16.30%	10.14%	8.18%	5.90%	62.08%	119.52%	84.79%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of 16.53% during the 12-month period covered by this report. During the same period, the MSCI Europe Index (the “Benchmark”) generated a return of 16.30%. Investments in the United Kingdom (“UK”) received the greatest allocation in the Fund during the period covered by this report, and also had the greatest contribution to the Fund’s return of any country. These securities received an average weight of 22.5% and contributed 5.3% to the Fund’s overall return. Investments in almost every country showed positive returns during the period. The worst contribution to the Fund’s return, and one of the few negative returns, came from investments in Spain, which received an allocation of 2.8% and contributed -0.3% to the Fund’s return. The total currency effect to the Fund over the period covered by this report was -7.1%. On a relative basis, the Fund outperformed the Benchmark. The greatest source of outperformance came from investments in the UK, which was also the country with the greatest allocation. UK investments contributed 1.2% to the Fund’s outperformance versus the Benchmark. Meanwhile, investments in Switzerland caused the most underperformance of any country represented in the Fund. Swiss investments caused -0.8% of underperformance for the Fund versus the Benchmark.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and NASDAQ AlphaDEX® Europe Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Europe AlphaDEX® Fund (FEP) (Continued)
Sector Allocation	% of Total Long-Term Investments
Financials	20.7%
Materials	15.1
Industrials	11.9
Consumer Discretionary	11.7
Real Estate	7.9
Communication Services	7.5
Health Care	6.7
Utilities	6.1
Information Technology	5.8
Energy	3.3
Consumer Staples	3.3
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
D’ieteren Group	1.1%
Samhallsbyggnadsbolaget i Norden AB	1.1
AP Moller - Maersk A.S., Class B	1.1
Telecom Italia S.p.A.	1.0
Sofina S.A.	1.0
Segro PLC	1.0
Royal Mail PLC	1.0
Boliden AB	1.0
Nibe Industrier AB, Class B	1.0
Tritax Big Box REIT PLC	0.9
Total	10.2%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Latin America AlphaDEX® Fund (FLN)
The First Trust Latin America AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Latin America Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks, depositary receipts, real estate investment trusts and preferred shares that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FLN.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Latin America Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/21	5 Years Ended 12/31/21	10 Years Ended 12/31/21	Inception (4/18/11) to 12/31/21	5 Years Ended 12/31/21	10 Years Ended 12/31/21	Inception (4/18/11) to 12/31/21
Fund Performance
NAV	-6.66%	2.87%	0.00%	-1.66%	15.18%	0.02%	-16.39%
Market Price	-7.13%	2.95%	-0.12%	-1.71%	15.65%	-1.15%	-16.88%
Index Performance
NASDAQ AlphaDEX® Latin America Index(1)	-5.52%	4.38%	N/A	N/A	23.89%	N/A	N/A
NASDAQ Latin America Index(1)	-12.28%	0.96%	N/A	N/A	4.88%	N/A	N/A
MSCI EM Latin America Index	-8.09%	1.47%	-2.17%	-3.79%	7.59%	-19.72%	-33.88%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of -6.66% during the 12-month period covered by this report. During the same period, the MSCI EM Latin America Index (the “Benchmark”) generated a return of -8.09%. Investments in Brazil dominated investment exposure in both the Fund and the Benchmark during the past year, with Mexico as a distant, but clear, second in both. Within the Fund, investments in Brazil received an allocation of 55.2% and contributed -4.0% to the Fund’s overall return. The Fund allocated 30.4% to investments in Mexico, which contributed 3.9% to the Fund’s return. These two countries were by far the most significant exposures of any country in the Fund during the period and were the greatest negative contributor and greatest positive contributor to the Fund’s performance, respectively. The total currency effect to the Fund during the period covered by this report was -7.4%. On a relative basis, the Fund outperformed the Benchmark. The greatest contributor to the Fund’s outperformance were investments in Brazil. While these had the worst contribution to the Fund’s return during the period, the impact of Brazilian investments on the return of the Benchmark was even worse. Ultimately, investments in this country caused 6.8% of outperformance for the Fund versus the Benchmark. The greatest cause of underperformance for the Fund versus the Benchmark came from investments in Chile. Investments in this country received the third greatest allocation in the Fund at 10.8%, and, during the 12-month period covered by this report, caused -2.5% of underperformance for the Fund versus the Benchmark.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and NASDAQ AlphaDEX® Latin America Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Latin America AlphaDEX® Fund (FLN) (Continued)
Sector Allocation	% of Total Long-Term Investments
Materials	32.3%
Consumer Staples	18.8
Utilities	11.0
Financials	10.5
Communication Services	8.1
Energy	6.7
Industrials	5.9
Consumer Discretionary	3.7
Real Estate	2.6
Information Technology	0.4
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Grupo Bimbo S.A.B. de C.V., Series A	3.8%
Petroleo Brasileiro S.A. (Preference Shares)	3.5
JBS S.A.	3.5
Vale S.A.	3.5
Gerdau S.A. (Preference Shares)	3.4
Industrias Penoles S.A.B. de C.V.	3.4
America Movil S.A.B. de C.V., Series L	3.3
Braskem S.A., Class A (Preference Shares)	3.3
Grupo Carso S.A.B. de C.V., Series A1	3.2
Cia Energetica de Minas Gerais (Preference Shares)	3.2
Total	34.1%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Brazil AlphaDEX® Fund (FBZ)
The First Trust Brazil AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Brazil Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks, depositary receipts, real estate investment trusts and preferred shares that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FBZ.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Brazil Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/21	5 Years Ended 12/31/21	10 Years Ended 12/31/21	Inception (4/18/11) to 12/31/21	5 Years Ended 12/31/21	10 Years Ended 12/31/21	Inception (4/18/11) to 12/31/21
Fund Performance
NAV	-9.00%	5.16%	-1.02%	-3.16%	28.62%	-9.72%	-29.06%
Market Price	-9.08%	5.44%	-1.07%	-3.17%	30.33%	-10.19%	-29.14%
Index Performance
NASDAQ AlphaDEX® Brazil Index(1)	-7.86%	7.43%	N/A	N/A	43.12%	N/A	N/A
NASDAQ Brazil Index(1)	-21.39%	0.70%	N/A	N/A	3.55%	N/A	N/A
MSCI Brazil Index	-17.40%	0.85%	-3.04%	-4.98%	4.34%	-26.57%	-42.09%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of -9.00% during the 12-month period covered by this report. During the same period, the MSCI Brazil Index (the “Benchmark”) generated a return of -17.40%. The Fund allocated 21.9% to investments in Materials stocks, which contributed a return of 0.5% in the Fund over the period covered by this report. The greatest source of return for the Fund was from the allocation to the Consumer Staples sector. Securities from the Materials sector carried an average weight in the Fund of 12.4% and contributed 2.8% to the Fund’s return. The greatest drag on the Fund was investments in the Consumer Staples sector which contributed -3.2% to the Fund’s return. The total currency effect to the Fund over the period covered by this report was 0.3%. On a relative basis, the Fund outperformed the Benchmark. The Fund earned 5.2% of outperformance versus the Benchmark from the Financials sector due to both weighting and investment selection, but the Fund earned -2.2% relative underperformance from the allocation to the Energy sector.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and NASDAQ AlphaDEX® Brazil Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Brazil AlphaDEX® Fund (FBZ) (Continued)
Sector Allocation	% of Total Long-Term Investments
Utilities	25.4%
Materials	21.9
Consumer Staples	15.5
Financials	12.1
Energy	7.0
Industrials	6.0
Consumer Discretionary	4.2
Information Technology	2.9
Communication Services	2.7
Real Estate	1.2
Health Care	1.1
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Embraer S.A.	5.1%
JBS S.A.	5.1
Marfrig Global Foods S.A.	4.5
Cia Paranaense de Energia, Class B (Preference Shares)	4.2
Cia de Transmissao de Energia Electrica Paulista (Preference Shares)	3.8
Braskem S.A., Class A (Preference Shares)	3.8
Petroleo Brasileiro S.A. (Preference Shares)	3.8
Cia Energetica de Minas Gerais (Preference Shares)	3.4
Neoenergia S.A.	2.9
Gerdau S.A. (Preference Shares)	2.9
Total	39.5%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust China AlphaDEX® Fund (FCA)
The First Trust China AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® China Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks, depositary receipts, real estate investment trusts and preferred shares that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FCA.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ China Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/21	5 Years Ended 12/31/21	10 Years Ended 12/31/21	Inception (4/18/11) to 12/31/21	5 Years Ended 12/31/21	10 Years Ended 12/31/21	Inception (4/18/11) to 12/31/21
Fund Performance
NAV	-1.18%	11.36%	6.78%	2.41%	71.29%	92.80%	29.03%
Market Price	-0.42%	11.66%	6.76%	2.35%	73.57%	92.31%	28.27%
Index Performance
NASDAQ AlphaDEX® China Index(1)	-2.00%	12.38%	N/A	N/A	79.22%	N/A	N/A
NASDAQ China Index(1)	-21.14%	6.37%	N/A	N/A	36.14%	N/A	N/A
MSCI China Index	-21.72%	9.36%	7.17%	4.17%	56.42%	99.80%	54.77%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of -1.18% during the 12-month period covered by this report. During the same period, the MSCI China Index (the “Benchmark”) generated a return of -21.72%. The Fund allocated broadly across the sectors. The sector with the greatest allocation during the period covered by the report was the Materials sector, which received an average weight of 21.1%. The investments in the Materials sector contributed a -2.0% drag on the Fund’s return. The sector with the worst contribution to the Fund’s return was the Health Care sector, which received an allocation of 8.4% and contributed -3.5% to the Fund’s return. The best contributor to the Fund was the Utilities sector. These investments received an average weight of 8.2% and contributed 7.3% to the Fund’s return. The total currency effect to the Fund over the period covered in this report was -0.5%. On a relative basis, the Fund outperformed the Benchmark. Outperformance of 8.5% for the Fund came from investments in the Consumer Discretionary sector. Meanwhile, the Fund earned -1.9% of underperformance via investment selections in the Information Technology sector, relative to the Benchmark.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and NASDAQ AlphaDEX® China Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust China AlphaDEX® Fund (FCA) (Continued)
Sector Allocation	% of Total Long-Term Investments
Materials	21.3%
Energy	14.8
Consumer Discretionary	12.1
Utilities	11.8
Health Care	11.3
Industrials	11.0
Real Estate	8.4
Financials	4.2
Communication Services	2.8
Information Technology	2.3
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
China Resources Power Holdings Co., Ltd.	7.3%
China Overseas Land & Investment Ltd.	3.9
COSCO SHIPPING Holdings Co., Ltd., Class H	3.7
Dongfeng Motor Group Co., Ltd., Class H	3.7
China Coal Energy Co., Ltd., Class H	3.6
China Suntien Green Energy Corp., Ltd., Class H	3.5
Anhui Conch Cement Co., Ltd., Class H	3.5
China Conch Venture Holdings Ltd.	3.5
Aluminum Corp. of China Ltd., Class H	3.4
China Petroleum & Chemical Corp., Class H	3.4
Total	39.5%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Japan AlphaDEX® Fund (FJP)
The First Trust Japan AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Japan Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks, depositary receipts, real estate investment trusts and preferred shares that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FJP.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Japan Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/21	5 Years Ended 12/31/21	10 Years Ended 12/31/21	Inception (4/18/11) to 12/31/21	5 Years Ended 12/31/21	10 Years Ended 12/31/21	Inception (4/18/11) to 12/31/21
Fund Performance
NAV	-0.69%	2.67%	4.33%	3.58%	14.09%	52.85%	45.73%
Market Price	-1.02%	2.69%	4.31%	3.58%	14.20%	52.47%	45.67%
Index Performance
NASDAQ AlphaDEX® Japan Index(1)	-0.23%	3.33%	N/A	N/A	17.82%	N/A	N/A
NASDAQ Japan Index(1)	1.08%	7.83%	N/A	N/A	45.75%	N/A	N/A
MSCI Japan Index	1.71%	8.51%	8.34%	7.02%	50.44%	122.81%	106.73%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of -0.69% during the 12-month period covered by this report. During the same period, the MSCI Japan Index (the “Benchmark”) generated a return of 1.71%. The Fund allocated 24.6% to investments in the Industrials sector. These investments outperformed relative to the Benchmark’s allocation to Industrials. Investments in this sector contributed 2.6% to the Fund’s return and 1.4% of outperformance versus the Benchmark during this period, which tied with the Health Care sector for the greatest source of outperformance in the Fund. The most negative investments were those in the Materials sector, which contributed -1.9% to the Fund’s total return. The total currency effect to the Fund during the period covered by this report was negligible at less than 0.1%. On a relative basis, the Fund underperformed the Benchmark. Investments in the Materials sector caused -2.5% of underperformance for the Fund versus the Benchmark.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and NASDAQ AlphaDEX® Japan Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Japan AlphaDEX® Fund (FJP) (Continued)
Sector Allocation	% of Total Long-Term Investments
Industrials	33.3%
Information Technology	15.0
Consumer Discretionary	15.0
Materials	10.9
Financials	7.2
Utilities	6.5
Communication Services	4.5
Consumer Staples	2.9
Health Care	2.2
Energy	1.9
Real Estate	0.6
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Mitsui OSK Lines Ltd.	2.6%
Nippon Yusen KK	2.6
Shinko Electric Industries Co., Ltd.	2.2
Lasertec Corp.	2.2
Toppan, Inc.	2.0
Ebara Corp.	1.9
BayCurrent Consulting, Inc.	1.9
Dai-ichi Life Holdings, Inc.	1.9
Mitsui & Co., Ltd.	1.8
Obayashi Corp.	1.7
Total	20.8%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
The First Trust Developed Markets ex-US AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Developed Markets Ex-US Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks, depositary receipts, real estate investment trusts and preferred shares that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FDT.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Developed Markets Ex-US Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/21	5 Years Ended 12/31/21	10 Years Ended 12/31/21	Inception (4/18/11) to 12/31/21	5 Years Ended 12/31/21	10 Years Ended 12/31/21	Inception (4/18/11) to 12/31/21
Fund Performance
NAV	10.70%	7.73%	7.01%	4.23%	45.10%	96.94%	55.74%
Market Price	11.35%	7.77%	6.83%	4.22%	45.40%	93.67%	55.73%
Index Performance
NASDAQ AlphaDEX® Developed Markets Ex-US Index(1)	11.52%	8.58%	N/A	N/A	50.89%	N/A	N/A
NASDAQ Developed Markets Ex-US Index(1)	11.05%	9.54%	N/A	N/A	57.74%	N/A	N/A
MSCI World ex USA Index	12.62%	9.63%	7.84%	5.74%	58.37%	112.68%	81.74%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of 10.70% during the 12-month period covered by this report. During the same period, the MSCI World ex USA Index (the “Benchmark”) generated a return of 12.62%. Japan received the greatest allocation of any country in the Fund during the period covered by this report. Investments in Japan received an allocation of 24.4%. The second greatest allocation was to South Korea, which received an allocation of only 13.1%. The allocation to Japan caused a contribution to the Fund’s overall return of only 0.9%. The greatest contribution to the Fund’s return came from investments in United Kingdom (“UK”) securities. UK securities received an allocation in the Fund of 9.0%, the third largest allocation after Japan and South Korea. UK securities contributed 2.0% to the Fund’s return during the period covered by this report. The country with the most negative contribution to the Fund’s return were the investments in Spain. Investments in Spanish securities received an allocation of 1.0% and contributed -0.2% to the Fund’s overall performance. The total currency effect to the Fund over the period covered by this report was -7.8%. On a relative basis, the Fund underperformed the Benchmark. The greatest source of underperformance were the investments in South Korea. The Benchmark had no allocation to South Korea and the 13.1% allocation in the Fund resulted in underperformance of -1.8% for the Fund versus the Benchmark. Meanwhile, the greatest source of outperformance for the Fund came from investments in the most heavily weighted country, Japan. Investments in Japan caused 0.5% of outperformance for the Fund versus the Benchmark.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and NASDAQ AlphaDEX® Developed Markets Ex-US Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Developed Markets ex-US AlphaDEX® Fund (FDT) (Continued)
Sector Allocation	% of Total Long-Term Investments
Materials	20.2%
Industrials	17.6
Financials	16.1
Consumer Discretionary	12.0
Information Technology	8.0
Real Estate	7.4
Energy	4.9
Communication Services	4.3
Utilities	4.0
Health Care	2.8
Consumer Staples	2.7
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Pilbara Minerals Ltd.	0.9%
D’ieteren Group	0.7
Samhallsbyggnadsbolaget i Norden AB	0.7
AP Moller - Maersk A.S., Class B	0.7
Fortescue Metals Group Ltd.	0.7
Telecom Italia S.p.A.	0.7
L&F Co., Ltd.	0.7
Sofina S.A.	0.7
Segro PLC	0.7
Royal Mail PLC	0.7
Total	7.2%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets AlphaDEX® Fund (FEM)
The First Trust Emerging Markets AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Emerging Markets Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks, depositary receipts, real estate investment trusts and preferred shares that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FEM.” The Fund commenced trading on April 19, 2011.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Emerging Markets Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/21	5 Years Ended 12/31/21	10 Years Ended 12/31/21	Inception (4/18/11) to 12/31/21	5 Years Ended 12/31/21	10 Years Ended 12/31/21	Inception (4/18/11) to 12/31/21
Fund Performance
NAV	7.90%	8.58%	4.81%	1.93%	50.95%	59.90%	22.77%
Market Price	7.31%	8.58%	4.60%	1.88%	50.94%	56.85%	22.04%
Index Performance
NASDAQ AlphaDEX® Emerging Markets Index(1)	8.99%	9.94%	N/A	N/A	60.63%	N/A	N/A
NASDAQ Emerging Markets Index(1)	0.22%	9.22%	N/A	N/A	55.44%	N/A	N/A
MSCI Emerging Markets Index	-2.54%	9.87%	5.49%	3.00%	60.14%	70.62%	37.22%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of 7.90% during the 12-month period covered by this report. During the same period, the MSCI Emerging Markets Index (the “Benchmark”) generated a return of -2.54%. The most significant allocation in the Fund during the period covered by this report was to investments in China. Chinese securities carried an average weight of 44.3% and contributed 4.2% to the Fund’s overall return, which was the greatest contribution to return of any country in the Fund. The most negative contribution to the Fund’s return came from investments in Turkey. This country received an allocation of only 3.5% but caused a -1.0% contribution to the Fund’s overall return. The total currency effect to the Fund over the period covered by this report was -4.0%. On a relative basis, the Fund outperformed the Benchmark. The greatest source of outperformance came from investments in China. The Fund and the Benchmark each allocated more to this country than to any other. The Fund’s allocation was 44.3% while the Benchmark’s allocation to China was 43.4%, but the performance of the Chinese securities in the Fund was far superior to the performance of the Chinese securities in the Benchmark. Thus, due to the selection effect, Chinese investments earned 14.8% of outperformance for the Fund versus the Benchmark during the period. Meanwhile, the greatest source of underperformance in the Fund came from investments in Russia, which caused -1.0% of underperformance for the Fund versus the Benchmark.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and NASDAQ AlphaDEX® Emerging Markets Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets AlphaDEX® Fund (FEM) (Continued)
Sector Allocation	% of Total Long-Term Investments
Materials	24.9%
Industrials	14.7
Utilities	13.8
Energy	9.1
Information Technology	9.0
Financials	8.7
Consumer Discretionary	5.1
Real Estate	4.9
Consumer Staples	4.3
Communication Services	2.8
Health Care	2.7
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
AU Optronics Corp.	1.5%
China Power International Development Ltd.	1.4
Impala Platinum Holdings Ltd.	1.4
Innolux Corp.	1.3
China Resources Power Holdings Co., Ltd.	1.3
Tata Power (The) Co., Ltd.	1.3
Kingboard Holdings Ltd.	1.2
Petroleo Brasileiro S.A. (Preference Shares)	1.2
Dongfang Electric Corp., Ltd., Class H	1.2
Fubon Financial Holding Co., Ltd.	1.1
Total	12.9%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Germany AlphaDEX® Fund (FGM)
The First Trust Germany AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Germany Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks, depositary receipts, real estate investment trusts and preferred shares that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FGM.” The Fund commenced trading on February 15, 2012.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Germany Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/21	5 Years Ended 12/31/21	Inception (2/14/12) to 12/31/21	5 Years Ended 12/31/21	Inception (2/14/12) to 12/31/21
Fund Performance
NAV	5.74%	10.14%	7.94%	62.08%	112.63%
Market Price	6.71%	10.16%	7.93%	62.21%	112.58%
Index Performance
NASDAQ AlphaDEX® Germany Index(1)	5.92%	10.50%	N/A	64.75%	N/A
NASDAQ Germany Index(1)	4.28%	6.64%	N/A	37.92%	N/A
MSCI Germany Index	5.34%	7.12%	6.71%	41.04%	89.88%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of 5.74% during the 12-month period covered by this report. During the same period, the MSCI Germany Index (the “Benchmark”) generated a return of 5.34%. The Consumer Discretionary sector carried more weight in the Fund than any other sector during the period. This sector’s allocation was 29.5% and caused 3.2% contribution to the Fund’s return, which was the most of any sector. The sector with the largest negative contribution to the Fund was the Real Estate sector. Investments in the Real Estate sector received an allocation of 12.1% and caused -0.8% drag on the Fund’s return over the period. The total currency effect to the Fund over the period covered in this report was negligible at less than 0.1%. On a relative basis, the Fund outperformed the Benchmark. The Financials sector caused the most outperformance of any sector. These investments earned 2.0% of outperformance versus the Benchmark. Meanwhile, investments in the Industrials and Real Estate sectors each caused -1.0% of underperformance versus the Benchmark.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and NASDAQ AlphaDEX® Germany Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Germany AlphaDEX® Fund (FGM) (Continued)
Sector Allocation	% of Total Long-Term Investments
Consumer Discretionary	21.9%
Health Care	15.8
Communication Services	13.0
Real Estate	11.9
Materials	11.5
Industrials	10.1
Financials	6.5
Utilities	5.2
Consumer Staples	4.1
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Daimler AG	4.6%
LEG Immobilien SE	4.2
Bayerische Motoren Werke AG	4.2
Deutsche Post AG	4.1
LANXESS AG	4.0
Porsche Automobil Holding SE (Preference Shares)	3.9
Carl Zeiss Meditec AG	3.8
Commerzbank AG	3.8
Telefonica Deutschland Holding AG	3.7
Merck KGaA	3.5
Total	39.8%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust United Kingdom AlphaDEX® Fund (FKU)
The First Trust United Kingdom AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® United Kingdom Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks, depositary receipts, real estate investment trusts and preferred shares that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FKU.” The Fund commenced trading on February 15, 2012.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ United Kingdom Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/21	5 Years Ended 12/31/21	Inception (2/14/12) to 12/31/21	5 Years Ended 12/31/21	Inception (2/14/12) to 12/31/21
Fund Performance
NAV	19.10%	9.47%	7.08%	57.20%	96.45%
Market Price	20.78%	9.69%	7.13%	58.79%	97.45%
Index Performance
NASDAQ AlphaDEX® United Kingdom Index(1)	20.45%	10.54%	N/A	65.01%	N/A
NASDAQ United Kingdom Index(1)	17.13%	6.78%	N/A	38.81%	N/A
MSCI United Kingdom Index	18.50%	6.16%	4.43%	34.83%	53.40%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of 19.10% during the 12-month period covered by this report. During the same period, the MSCI United Kingdom Index (the “Benchmark”) generated a return of 18.50%. The Fund allocated most heavily to investments in the Financials sector with an average weight of 20.9%. Investments in this sector contributed a return of 4.7% to the Fund’s return. Investments in the Industrials sector contributed the most to the Fund’s return at 4.8%. The worst sector in the Fund was the Health Care sector. This sector received an allocation of 3.6% and contributed -0.4% to the Fund’s return. The total currency effect to the Fund during the period covered by this report was 0.1%. On a relative basis, the Fund outperformed the Benchmark. The greatest degree of outperformance came from the Consumer Discretionary sector at 2.5% and the greatest degree of underperformance came from the Energy and Materials sectors, both at -1.0%.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and NASDAQ AlphaDEX® United Kingdom Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust United Kingdom AlphaDEX® Fund (FKU) (Continued)
Sector Allocation	% of Total Long-Term Investments
Financials	23.2%
Industrials	14.9
Consumer Discretionary	13.6
Materials	12.7
Consumer Staples	10.5
Communication Services	9.1
Real Estate	5.6
Health Care	5.2
Utilities	3.9
Information Technology	1.3
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Investec PLC	3.0%
Segro PLC	2.9
Tritax Big Box REIT PLC	2.8
3i Group PLC	2.7
Future PLC	2.7
SSE PLC	2.4
Barratt Developments PLC	2.3
Imperial Brands PLC	2.3
IMI PLC	2.2
Glencore PLC	2.1
Total	25.4%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust India NIFTY 50 Equal Weight ETF (NFTY)
The First Trust India NIFTY 50 Equal Weight ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NIFTY 50 Equal Weight Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “NFTY.” The Fund commenced trading on February 15, 2012.
The Index is an equally weighted total return index designed to provide diversified exposure to the NIFTY 50 Index, the main index for Indian equity securities. The NIFTY 50 Index is a market capitalization-weighted index comprising the 50 largest and most liquid Indian equity securities. All constituents of the NIFTY 50 Index will be included in the Index, but will be equally weighted.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/21	5 Years Ended 12/31/21	Inception (2/14/12) to 12/31/21	5 Years Ended 12/31/21	Inception (2/14/12) to 12/31/21
Fund Performance
NAV	26.15%	10.88%	6.94%	67.63%	94.08%
Market Price	26.81%	11.16%	6.96%	69.72%	94.37%
Index Performance
NIFTY 50 Equal Weight Index*	32.70%	N/A	N/A	N/A	N/A
NIFTY 50 Index	23.48%	15.59%	9.29%	106.33%	140.46%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of 26.15% during the 12-month period covered by this report. During the same period, the NIFTY 50 Index (the “Benchmark”) generated a return of 23.48%. The Financials sector received the greatest allocation of any sector in the Fund, with an average weight of 21.7%. This sector returned 19.4% and contributed 5.0% to the Fund’s return. The sector with the greatest contribution to the Fund’s return was the Materials sector. Investments in this sector received an allocation of 16.6% and contributed 9.5% to the Fund’s return. All sectors contributed positive returns for the Fund during the period covered by this report. The total currency effect to the Fund over the period covered by this report was -1.3%. On a relative basis, the Fund outperformed the Benchmark. The most significant sources of outperformance were investments in the Financials and Materials sectors. Each of these sectors caused 3.8% of outperformance for the Fund. The most underperformance came from investments in the Information Technology sector which caused -0.8% of underperformance versus the Benchmark.

*	On April 17, 2018, the Fund’s underlying index changed from the NASDAQ AlphaDEX® Taiwan Index to the Index. On July 14, 2015, the Fund’s underlying index changed from the Defined Taiwan Index to the NASDAQ AlphaDEX® Taiwan Index. Therefore, the Fund’s performance and total returns shown for the periods prior to April 17, 2018, are not necessarily indicative of the performance that the Fund, based on the current index, would have generated. Since the Fund’s new underlying index had an inception date of September 29, 2017, it was not in existence for all the periods disclosed.
The First Trust India NIFTY 50 Equal Weight ETF (the “Product”) offered by First Trust is not sponsored, endorsed, sold or promoted by NSE INDICES LIMITED (formerly known as India Index Services & Products Limited (IISL)). NSE INDICES LIMITED does not make any representation or warranty, express or implied (including warranties of merchantability or fitness for particular purpose or use) and disclaims all liability to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product linked to the NIFTY 50 Equal Weight Index or particularly in the ability of the NIFTY 50 Equal Weight Index to track general stock market performance in India. Please read the full Disclaimers in relation to the NIFTY 50 Equal Weight Index in the Prospectus and Statement of Additional Information.

Fund Performance Overview (Unaudited) (Continued)
First Trust India NIFTY 50 Equal Weight ETF (NFTY) (Continued)
Sector Allocation	% of Total Long-Term Investments
Financials	22.0%
Materials	15.9
Consumer Discretionary	14.2
Consumer Staples	10.0
Information Technology	10.0
Energy	9.9
Health Care	8.1
Industrials	4.0
Utilities	3.9
Communication Services	2.0
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Titan Co., Ltd.	2.1%
Eicher Motors Ltd.	2.1
IndusInd Bank Ltd.	2.1
Hindalco Industries Ltd.	2.1
Sun Pharmaceutical Industries Ltd.	2.1
Dr. Reddy’s Laboratories Ltd.	2.0
Divi’s Laboratories Ltd.	2.0
HCL Technologies Ltd.	2.0
UltraTech Cement Ltd.	2.0
Bajaj Auto Ltd.	2.0
Total	20.5%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Switzerland AlphaDEX® Fund (FSZ)
The First Trust Switzerland AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Switzerland Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks, depositary receipts, real estate investment trusts and preferred shares that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FSZ.” The Fund commenced trading on February 15, 2012.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Switzerland Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/21	5 Years Ended 12/31/21	Inception (2/14/12) to 12/31/21	5 Years Ended 12/31/21	Inception (2/14/12) to 12/31/21
Fund Performance
NAV	19.34%	13.90%	11.20%	91.69%	185.31%
Market Price	19.72%	13.86%	11.17%	91.39%	184.52%
Index Performance
NASDAQ AlphaDEX® Switzerland Index(1)	20.05%	14.43%	N/A	96.22%	N/A
NASDAQ Switzerland Index(1)	18.78%	13.99%	N/A	92.49%	N/A
MSCI Switzerland Index	19.29%	14.44%	10.57%	96.30%	169.84%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of 19.34% during the 12-month period covered by this report. During the same period, the MSCI Switzerland Index (the “Benchmark”) generated a return of 19.29%. The Fund allocated 23.1% to the Financials sector, the greatest allocation of any sector, during the period. The investments in the Financials sector contributed 3.2% to the Fund’s total return. The greatest contributor to the Fund’s total return was the Industrials sector whose investments returned 43.4%, resulting in a contribution of 8.6% to the Fund’s return. The greatest drag on the Fund’s performance came from the Information Technology sector with a contribution of -0.9% to the Fund’s return. The Fund’s investments in this sector were the greatest source of underperformance relative to the Benchmark, which resulted in underperformance of -1.8%. The total currency effect to the Fund over the period covered by this report was negligible, at less than 0.1%. On a relative basis, the Fund outperformed the Benchmark. Outperformance of 4.7% for the Fund versus the Benchmark came from the allocation to the Health Care sector, the most of any sector.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and NASDAQ AlphaDEX® Switzerland Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Switzerland AlphaDEX® Fund (FSZ) (Continued)
Sector Allocation	% of Total Long-Term Investments
Industrials	21.9%
Financials	20.8
Health Care	17.1
Materials	14.4
Real Estate	6.8
Consumer Discretionary	5.2
Utilities	4.8
Communication Services	3.8
Information Technology	2.7
Consumer Staples	2.5
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Bachem Holding AG, Class B	5.1%
BKW AG	4.8
VAT Group AG	4.6
Clariant AG	4.0
Cie Financiere Richemont S.A., Class A	3.8
Swiss Prime Site AG	3.8
Swisscom AG	3.8
Kuehne + Nagel International AG	3.6
UBS Group AG	3.6
ABB Ltd.	3.5
Total	40.6%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
The First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Developed Markets Ex-US Small Cap Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks, depositary receipts, real estate investment trusts and preferred shares that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FDTS.” The Fund commenced trading on February 16, 2012.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Developed Markets Ex-US Small Cap Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/21	5 Years Ended 12/31/21	Inception (2/15/12) to 12/31/21	5 Years Ended 12/31/21	Inception (2/15/12) to 12/31/21
Fund Performance
NAV	11.09%	8.97%	6.72%	53.65%	90.09%
Market Price	11.87%	9.13%	6.68%	54.76%	89.33%
Index Performance
NASDAQ AlphaDEX® Developed Markets Ex-US Small Cap Index(1)	12.24%	9.88%	N/A	60.18%	N/A
NASDAQ Developed Markets Ex-US Small Cap Index(1)	8.32%	8.63%	N/A	51.27%	N/A
MSCI World ex-USA Small Cap Index	11.14%	11.03%	8.92%	68.76%	132.51%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of 11.09% during the 12-month period covered by this report. During the same period, the MSCI World ex-USA Small Cap Index (the “Benchmark”) generated a return of 11.14%. Japanese investments received the greatest allocation in the Fund during the period covered by this report. During the period, the Fund invested 30.1% of the Fund’s assets in Japan. These investments contributed 0.3% to the Fund’s overall return. The greatest contributor to the Fund’s return during the period came from the Fund’s allocation to South Korea. These investments received an allocation of 22.0% and contributed 2.9% to the Fund’s overall return. Very few of the country allocations in the Fund had a negative contribution to the Fund’s return, and the few that did have a negative contribution had very small impact on the return. The most significant negative contribution to the Fund’s return came from the Fund’s allocation to investments in Malta. This allocation was 0.2% and contributed -0.1% to the Fund’s return. The total currency effect to the Fund over the period covered by this report was -8.3%. On a relative basis, the Fund underperformed the Benchmark.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and NASDAQ AlphaDEX® Developed Markets Ex-US Small Cap Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS) (Continued)
Sector Allocation	% of Total Long-Term Investments
Materials	18.4%
Industrials	17.5
Consumer Discretionary	17.0
Information Technology	9.6
Financials	8.7
Energy	8.6
Real Estate	7.1
Health Care	4.1
Communication Services	4.1
Consumer Staples	4.1
Utilities	0.8
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Wemade Co., Ltd.	1.1%
Ki-Star Real Estate Co., Ltd.	0.6
Hexatronic Group AB	0.6
Skyworth Group Ltd.	0.6
Mitsui High-Tec, Inc.	0.6
NuVista Energy Ltd.	0.6
Aurubis AG	0.6
Interfor Corp.	0.5
Vermilion Energy, Inc.	0.5
GFT Technologies SE	0.5
Total	6.2%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
The First Trust Emerging Markets Small Cap AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Emerging Markets Small Cap Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks, depositary receipts, real estate investment trusts and preferred shares that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FEMS.” The Fund commenced trading on February 16, 2012.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Emerging Markets Small Cap Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/21	5 Years Ended 12/31/21	Inception (2/15/12) to 12/31/21	5 Years Ended 12/31/21	Inception (2/15/12) to 12/31/21
Fund Performance
NAV	3.68%	10.50%	6.61%	64.76%	88.11%
Market Price	4.01%	10.67%	6.59%	66.05%	87.80%
Index Performance
NASDAQ AlphaDEX® Emerging Markets Small Cap Index(1)	4.87%	12.22%	N/A	78.01%	N/A
NASDAQ Emerging Markets Small Cap Index(1)	14.91%	10.75%	N/A	66.65%	N/A
MSCI Emerging Markets Small Cap Index	18.75%	11.47%	5.67%	72.10%	72.32%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of 3.68% during the 12-month period covered by this report. During the same period, the MSCI Emerging Markets Small Cap Index (the “Benchmark”) generated a return of 18.75%. The greatest country allocation in the Fund during the period covered by this report was to investments in Taiwan. Securities in this country carried an average weight of 24.8% and contributed 8.1% to the Fund’s overall return, which was the greatest contribution to return of any country in the Fund during the period. The most negative contribution to the Fund’s return came from investments in Turkey. This country received an allocation of 10.8% and generated a contribution of -3.7% to the Fund’s return. The total currency effect to the Fund over the period covered by this report was -8.3%. On a relative basis, the Fund underperformed the Benchmark.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Nasdaq® and NASDAQ AlphaDEX® Emerging Markets Small Cap Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS) (Continued)
Sector Allocation	% of Total Long-Term Investments
Materials	22.1%
Information Technology	16.8
Industrials	13.1
Consumer Discretionary	11.9
Real Estate	8.2
Utilities	7.4
Consumer Staples	5.7
Energy	5.6
Financials	3.8
Communication Services	3.2
Health Care	2.2
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Royal Bafokeng Platinum Ltd.	1.7%
BOE Varitronix Ltd.	1.1
Harmony Gold Mining Co., Ltd.	1.1
Faraday Technology Corp.	1.1
Cia Sud Americana de Vapores S.A.	1.0
CIMC Enric Holdings Ltd.	1.0
HannStar Display Corp.	1.0
Via Technologies, Inc.	1.0
African Rainbow Minerals Ltd.	1.0
DMCI Holdings, Inc.	1.0
Total	11.0%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Eurozone AlphaDEX® ETF (FEUZ)
The First Trust Eurozone AlphaDEX® ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Eurozone Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks, depositary receipts, real estate investment trusts and preferred shares that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FEUZ.” The Fund commenced trading on October 22, 2014.
The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Eurozone Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/21	5 Years Ended 12/31/21	Inception (10/21/14) to 12/31/21	5 Years Ended 12/31/21	Inception (10/21/14) to 12/31/21
Fund Performance
NAV	12.90%	9.35%	7.89%	56.38%	72.74%
Market Price	13.44%	9.31%	7.80%	56.04%	71.63%
Index Performance
NASDAQ AlphaDEX® Eurozone Index	13.22%	9.86%	8.49%	60.01%	79.71%
NASDAQ Eurozone Index	13.31%	9.73%	7.10%	59.11%	63.75%
MSCI EMU Index	13.54%	9.94%	6.99%	60.62%	62.55%
(See Notes to Fund Performance Overview Page 34.)
Performance Review
The Fund generated a NAV return of 12.90% during the 12-month period covered by this report. During the same period, the MSCI EMU Index (the “Benchmark”) generated a return of 13.54%. France and Germany were noticeably the largest allocation in both the Fund and the Benchmark during the period covered by this report. Within the Fund, German investments carried an average weight of 27.8% and contributed 2.4% to the Fund’s overall return while French investments carried an average weight of 23.3% and contributed 4.2% to the Fund’s overall return. Investments in France had the greatest contribution to the Fund’s return of any country during the period. The only country exposure with a negative contribution to the Fund’s return were the investments in Spain. These securities received an allocation of 6.1% and generated a -0.4% contribution to Fund return, the worst contribution to return of any country. The total currency effect to the Fund during the period covered by this report was -8.6%, as the Euro depreciated significantly against the U.S. Dollar during the period. On a relative basis, the Fund underperformed the Benchmark. The most significant source of underperformance for the Fund versus the Benchmark came from investments in French securities. Investments in this country performed comparatively well within both the Fund and the Benchmark. The Fund suffered slightly from both the allocation and selection effect, as the Fund’s underweight investments in France in comparison to the Benchmark and the French investments in the Fund slightly underperformed the French investments in the Benchmark. This resulted in a -1.4% contribution to the Fund’s underperformance versus the Benchmark. The most significant source of outperformance for the Fund versus the Benchmark came from investments in Belgium. Investments in this country carried an allocation of only 5.7% but caused 1.2% of outperformance for the Fund versus the Benchmark.

Nasdaq® and NASDAQ AlphaDEX® Eurozone Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. AlphaDEX® is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Eurozone AlphaDEX® ETF (FEUZ) (Continued)
Sector Allocation	% of Total Long-Term Investments
Financials	22.3%
Consumer Discretionary	10.7
Materials	10.3
Utilities	9.8
Communication Services	9.5
Industrials	9.2
Information Technology	8.2
Health Care	7.2
Real Estate	5.8
Consumer Staples	4.0
Energy	3.0
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
D’ieteren Group	1.5%
Telecom Italia S.p.A.	1.4
Sofina S.A.	1.4
Capgemini SE	1.3
Kojamo Oyj	1.3
Uniper SE	1.2
Vivendi SE	1.2
Arkema S.A.	1.2
Dermapharm Holding SE	1.2
Bayerische Motoren Werke AG	1.2
Total	12.9%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

First Trust Exchange-Traded AlphaDEX® Fund II
Understanding Your Fund Expenses
December 31, 2021 (Unaudited)
As a shareholder of First Trust Asia Pacific ex-Japan AlphaDEX® Fund, First Trust Europe AlphaDEX® Fund, First Trust Latin America AlphaDEX® Fund, First Trust Brazil AlphaDEX® Fund, First Trust China AlphaDEX® Fund, First Trust Japan AlphaDEX® Fund, First Trust Developed Markets ex-US AlphaDEX® Fund, First Trust Emerging Markets AlphaDEX® Fund, First Trust Germany AlphaDEX® Fund, First Trust United Kingdom AlphaDEX® Fund, First Trust India NIFTY 50 Equal Weight ETF, First Trust Switzerland AlphaDEX® Fund, First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund, First Trust Emerging Markets Small Cap AlphaDEX® Fund or First Trust Eurozone AlphaDEX® ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2021.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
Actual	$1,000.00	$897.20	0.80%	$3.83
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Europe AlphaDEX® Fund (FEP)
Actual	$1,000.00	$1,038.60	0.80%	$4.11
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Latin America AlphaDEX® Fund (FLN)
Actual	$1,000.00	$885.00	0.80%	$3.80
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Brazil AlphaDEX® Fund (FBZ)
Actual	$1,000.00	$804.70	0.80%	$3.64
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust China AlphaDEX® Fund (FCA)
Actual	$1,000.00	$902.60	0.80%	$3.84
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08

First Trust Exchange-Traded AlphaDEX® Fund II
Understanding Your Fund Expenses (Continued)
December 31, 2021 (Unaudited)
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Japan AlphaDEX® Fund (FJP)
Actual	$1,000.00	$985.30	0.80%	$4.00
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Actual	$1,000.00	$991.70	0.80%	$4.02
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Emerging Markets AlphaDEX® Fund (FEM)
Actual	$1,000.00	$963.10	0.80%	$3.96
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Germany AlphaDEX® Fund (FGM)
Actual	$1,000.00	$949.30	0.80%	$3.93
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust United Kingdom AlphaDEX® Fund (FKU)
Actual	$1,000.00	$1,022.90	0.80%	$4.08
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust India NIFTY 50 Equal Weight ETF (NFTY)
Actual	$1,000.00	$1,085.80	0.80%	$4.21
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Switzerland AlphaDEX® Fund (FSZ)
Actual	$1,000.00	$1,080.90	0.80%	$4.20
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Actual	$1,000.00	$983.60	0.80%	$4.00
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Actual	$1,000.00	$896.10	0.80%	$3.82
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
First Trust Eurozone AlphaDEX® ETF (FEUZ)
Actual	$1,000.00	$1,013.30	0.80%	$4.06
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (July 1, 2021 through December 31, 2021), multiplied by 184/365 (to reflect the six-month period).

First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
Portfolio of Investments
December 31, 2021
Shares	Description	Value
COMMON STOCKS (a) – 95.7%
	Australia – 32.5%
4,993	Aristocrat Leisure Ltd.	$158,275
92,770	Aurizon Holdings Ltd.	235,557
93,015	AusNet Services Ltd.	173,920
22,868	BlueScope Steel Ltd.	347,726
1,123	Commonwealth Bank of Australia	82,521
12,865	Computershare Ltd.	187,199
3,652	Domino’s Pizza Enterprises Ltd.	313,607
39,171	Fortescue Metals Group Ltd.	547,463
93,200	Harvey Norman Holdings Ltd.	334,970
6,872	IDP Education Ltd.	173,240
69,865	Lynas Rare Earths Ltd. (b)	516,944
644	Macquarie Group Ltd.	96,239
130,584	Medibank Pvt Ltd.	318,271
7,846	Mineral Resources Ltd.	319,668
15,530	Newcrest Mining Ltd.	276,596
68,941	Northern Star Resources Ltd.	471,987
285,851	Pilbara Minerals Ltd. (b)	665,507
20,670	Qantas Airways Ltd. (b)	75,343
40,206	QBE Insurance Group Ltd.	332,009
35,515	Qube Holdings Ltd.	81,909
4,680	Rio Tinto Ltd.	340,868
5,665	Seven Group Holdings Ltd.	89,026
11,530	Sonic Healthcare Ltd.	391,163
132,804	South32 Ltd.	387,452
37,325	Suncorp Group Ltd.	300,615
59,643	Telstra Corp., Ltd.	181,384
18,888	Treasury Wine Estates Ltd.	170,125
9,011	Washington H Soul Pattinson & Co., Ltd.	194,122
8,738	WiseTech Global Ltd.	372,412
2,978	Woolworths Group Ltd.	82,354
		8,218,472
	Bermuda – 2.5%
130,832	Hopson Development Holdings Ltd.	272,820
343,573	Nine Dragons Paper Holdings Ltd.	368,796
		641,616
	Cayman Islands – 5.0%
43,589	CK Asset Holdings Ltd.	274,753
50,948	CK Hutchison Holdings Ltd.	328,652
184,796	Shimao Group Holdings Ltd.	120,866
24,015	SITC International Holdings Co., Ltd.	86,851
474,988	WH Group Ltd. (c) (d)	297,874
56,321	Xinyi Glass Holdings Ltd.	140,847
		1,249,843
	Hong Kong – 5.3%
44,605	Henderson Land Development Co., Ltd.	189,917
257,765	Sino Land Co., Ltd.	320,985
Shares	Description	Value

	Hong Kong (Continued)
13,510	Sun Hung Kai Properties Ltd.	$163,904
21,469	Techtronic Industries Co., Ltd.	427,312
76,553	Wharf Holdings (The) Ltd.	235,131
		1,337,249
	New Zealand – 2.3%
29,046	Contact Energy Ltd.	161,138
6,332	Mainfreight Ltd.	407,224
		568,362
	Singapore – 2.4%
11,900	Jardine Cycle & Carriage Ltd.	181,909
261,225	Olam International Ltd.	339,228
27,300	Wilmar International Ltd.	83,869
		605,006
	South Korea – 45.7%
245	CJ CheilJedang Corp. (b) (e)	79,863
2,702	Coway Co., Ltd. (b)	169,109
4,878	Doosan Heavy Industries & Construction Co., Ltd. (b)	83,711
1,073	Ecopro BM Co., Ltd. (e)	452,036
6,481	Hana Financial Group, Inc.	229,254
11,588	Hankook Tire & Technology Co., Ltd.	386,998
1,774	HLB, Inc. (f)	51,933
8,923	HMM Co., Ltd. (b)	201,917
3,900	Hyundai Engineering & Construction Co., Ltd. (b)	145,830
1,806	Hyundai Glovis Co., Ltd.	255,233
3,099	Hyundai Heavy Industries Holdings Co., Ltd.	139,993
1,189	Hyundai Mobis Co., Ltd.	254,554
1,002	Hyundai Motor Co.	176,167
6,351	Hyundai Steel Co.	219,046
28,639	Industrial Bank of Korea	248,144
3,625	KB Financial Group, Inc.	167,718
3,703	Kia Corp.	256,056
12,769	Korea Electric Power Corp.	237,388
2,323	Korea Investment Holdings Co., Ltd.	157,700
996	Korea Zinc Co., Ltd. (b)	428,144
5,949	Korean Air Lines Co., Ltd. (b)	146,880
12,299	KT Corp.	316,593
4,938	KT&G Corp.	328,161
2,652	Kumho Petrochemical Co., Ltd. (e)	370,332
2,800	L&F Co., Ltd.	523,844
5,389	LG Corp.	366,747
26,448	LG Display Co., Ltd. (b)	547,315
20,047	LG Uplus Corp.	229,349
2,075	Lotte Chemical Corp.	378,780
11,575	Mirae Asset Securities Co., Ltd.	84,226
1,519	POSCO	350,760
1,699	POSCO Chemical Co., Ltd. (e)	205,809

See Notes to Financial Statements

First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	South Korea (Continued)
115	Samsung Biologics Co., Ltd. (b) (c) (d)	$87,356
565	Samsung Electro-Mechanics Co., Ltd.	93,870
2,705	Samsung Electronics Co., Ltd.	178,172
19,616	Samsung Engineering Co., Ltd. (b)	377,881
1,706	Samsung Fire & Marine Insurance Co., Ltd.	289,894
1,366	Samsung Life Insurance Co., Ltd.	73,658
419	Samsung SDI Co., Ltd.	230,869
2,481	Shinhan Financial Group Co., Ltd.	76,804
3,893	SK Hynix, Inc.	429,008
378	SK Innovation Co., Ltd. (b)	75,838
6,581	SK Telecom Co., Ltd.	320,538
374	SK, Inc.	78,969
2,966	SKC Co., Ltd.	435,388
4,556	S-Oil Corp.	328,454
25,812	Woori Financial Group, Inc.	275,762
		11,542,051
	Total Common Stocks	24,162,599
	(Cost $22,876,084)
REAL ESTATE INVESTMENT TRUSTS (a) – 3.6%
	Australia – 3.6%
20,501	Charter Hall Group	306,961
21,704	Dexus	175,593
69,349	GPT (The) Group	273,465
39,197	Mirvac Group	82,987
26,161	Stockland	80,702
	Total Real Estate Investment Trusts	919,708
	(Cost $837,088)
MONEY MARKET FUNDS – 2.2%
567,378	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 0.01% (g) (h)	567,378
	(Cost $567,378)
Principal Value	Description	Value
REPURCHASE AGREEMENTS – 1.0%
$251,926	BNP Paribas S.A., 0.03% (g), dated 12/31/21, due 1/3/22, with a maturity value of $251,926. Collateralized by U.S. Treasury Note, interest rate of 1.50%, due 11/30/28. The value of the collateral including accrued interest is $256,854. (h)	$251,926
	(Cost $251,926)
	Total Investments – 102.5%	25,901,611
	(Cost $24,532,476) (i)
	Net Other Assets and Liabilities – (2.5)%	(644,066)
	Net Assets – 100.0%	$25,257,545

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	All or a portion of this security is on loan (see Note 2F - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $780,267 and the total value of the collateral held by the Fund is $819,304.
(f)	Non-income producing security which makes payment-in-kind (“PIK”) distributions. There were no in-kind distributions received for the fiscal year ended December 31, 2021.
(g)	Rate shown reflects yield as of December 31, 2021.
(h)	This security serves as collateral for securities on loan.
(i)	Aggregate cost for federal income tax purposes was $24,810,908. As of December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,873,359 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,782,656. The net unrealized appreciation was $1,090,703.

See Notes to Financial Statements

First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
Portfolio of Investments (Continued)
December 31, 2021

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 24,162,599	$ 24,162,599	$ —	$ —
Real Estate Investment Trusts*	919,708	919,708	—	—
Money Market Funds	567,378	567,378	—	—
Repurchase Agreements	251,926	—	251,926	—
Total Investments	$ 25,901,611	$ 25,649,685	$ 251,926	$—

*	See Portfolio of Investments for country breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2E – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Security Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$780,267
Non-cash Collateral (2)	(780,267)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:
Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities (3)	$251,926
Non-cash Collateral (4)	(251,926)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2021, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Currency Exposure Diversification	% of Total Investments
South Korean Won	44.5%
Australian Dollar	35.3
Hong Kong Dollar	12.5
United States Dollar	3.2
Singapore Dollar	2.3
New Zealand Dollar	2.2
Total	100.0%

See Notes to Financial Statements

First Trust Europe AlphaDEX® Fund (FEP)
Portfolio of Investments
December 31, 2021
Shares	Description	Value
COMMON STOCKS (a) – 97.1%
	Austria – 2.7%
16,592	ANDRITZ AG	$857,228
46,104	CA Immobilien Anlagen AG	1,732,151
84,629	Erste Group Bank AG	3,984,077
75,169	OMV AG	4,274,716
71,037	Raiffeisen Bank International AG	2,093,061
73,452	voestalpine AG	2,676,003
		15,617,236
	Belgium – 3.0%
30,884	D’ieteren Group	6,033,702
17,829	Etablissements Franz Colruyt N.V.	756,315
10,304	KBC Group N.V.	885,229
137,305	Proximus S.A.D.P.	2,679,355
11,429	Sofina S.A.	5,621,148
30,619	Umicore S.A.	1,246,235
		17,221,984
	Denmark – 1.4%
1,677	AP Moller - Maersk A.S., Class B	6,020,415
7,573	DSV A.S.	1,770,923
		7,791,338
	Finland – 2.9%
149,196	Fortum Oyj	4,584,512
175,203	Kojamo Oyj	4,236,713
164,839	Nokia Oyj (b)	1,046,068
27,014	QT Group Oyj (b)	4,108,927
36,564	Sampo Oyj, Class A	1,834,135
54,232	Stora Enso Oyj, Class R	996,534
		16,806,889
	France – 11.3%
6,172	Alten S.A.	1,113,751
27,405	Arkema S.A.	3,864,193
16,998	Atos SE	723,580
65,142	AXA S.A.	1,941,989
42,449	BNP Paribas S.A.	2,936,904
626,949	Bollore S.A.	3,511,805
65,555	Bouygues S.A.	2,350,236
21,772	Capgemini SE	5,341,689
100,929	Carrefour S.A.	1,850,588
53,878	Cie de Saint-Gobain	3,795,112
11,814	Cie Generale des Etablissements Michelin SCA	1,938,852
57,156	CNP Assurances	1,415,318
288,143	Electricite de France S.A.	3,388,765
69,165	Engie S.A.	1,024,779
48,275	Eurazeo SE	4,221,012
28,505	Ipsen S.A.	2,612,462
167,765	Orange S.A.	1,797,887
50,783	Renault S.A. (b)	1,766,003
93,584	Rexel S.A.	1,899,704
4,865	Sartorius Stedim Biotech	2,671,918
Shares	Description	Value

	France (Continued)
31,291	SCOR SE	$977,545
115,385	Societe Generale S.A.	3,967,905
18,978	TotalEnergies SE	964,296
88,942	Veolia Environnement S.A.	3,266,663
359,684	Vivendi SE	4,868,958
6,543	Wendel SE	785,146
		64,997,060
	Germany – 11.4%
37,915	Bayerische Motoren Werke AG	3,819,779
52,880	Covestro AG (c) (d)	3,263,050
50,240	Daimler AG	3,866,029
37,625	Dermapharm Holding SE	3,825,260
12,890	Fresenius Medical Care AG & Co., KGaA	838,545
37,774	Fresenius SE & Co., KGaA	1,522,402
48,439	HeidelbergCement AG	3,282,397
19,622	HelloFresh SE (b)	1,508,820
45,188	HUGO BOSS AG	2,752,390
32,098	LEG Immobilien SE	4,483,896
8,361	Merck KGaA	2,160,813
8,649	Nemetschek SE	1,110,729
45,641	Porsche Automobil Holding SE (Preference Shares)	4,335,732
98,924	ProSiebenSat.1 Media SE	1,577,876
77,035	RWE AG	3,132,799
4,281	Sartorius AG (Preference Shares)	2,900,956
118,143	Schaeffler AG (Preference Shares)	980,547
123,929	TAG Immobilien AG	3,472,303
638,299	Telefonica Deutschland Holding AG	1,773,883
108,803	Uniper SE	5,177,859
16,205	Volkswagen AG (Preference Shares)	3,274,398
60,460	Vonovia SE	3,338,435
19,442	Wacker Chemie AG	2,912,929
		65,311,827
	Ireland – 0.9%
767,883	Bank of Ireland Group PLC (b)	4,358,935
55,089	Glanbia PLC	771,441
		5,130,376
	Isle Of Man (U.K.) – 0.6%
158,281	Entain PLC (b)	3,605,680
	Italy – 6.7%
1,325,491	A2A S.p.A.	2,595,603
42,542	ACEA S.p.A.	908,623
85,315	Assicurazioni Generali S.p.A.	1,809,553
20,698	Banca Generali S.p.A.	913,131
419,503	Banca Mediolanum S.p.A.	4,145,604
71,904	Brembo S.p.A.	1,025,740
198,650	Buzzi Unicem S.p.A	4,291,443
67,943	Eni S.p.A.	945,255

See Notes to Financial Statements

First Trust Europe AlphaDEX® Fund (FEP)
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Italy (Continued)
42,025	Interpump Group S.p.A.	$3,083,640
319,735	Intesa Sanpaolo S.p.A.	827,778
330,814	Leonardo S.p.A. (b)	2,372,780
154,423	Pirelli & C S.p.A. (c) (d)	1,073,851
263,024	Poste Italiane S.p.A. (c) (d)	3,455,686
14,764	Reply S.p.A.	3,003,735
11,556,717	Telecom Italia S.p.A.	5,712,909
136,429	UniCredit S.p.A.	2,103,714
		38,269,045
	Jersey – 1.5%
766,551	Glencore PLC	3,890,350
160,797	Polymetal International PLC	2,854,437
134,788	WPP PLC	2,042,442
		8,787,229
	Luxembourg – 2.2%
65,537	APERAM S.A.	3,554,605
148,237	ArcelorMittal S.A.	4,749,971
35,387	Eurofins Scientific SE	4,383,345
		12,687,921
	Netherlands – 6.3%
15,733	Aalberts N.V.	1,043,554
62,990	ABN AMRO Bank N.V. (c) (d)	926,259
650	Adyen N.V. (b) (c) (d)	1,710,568
526,844	Aegon N.V.	2,634,974
72,670	Arcadis N.V.	3,502,991
6,959	ASM International N.V.	3,079,601
2,429	ASML Holding N.V.	1,954,320
79,400	ASR Nederland N.V.	3,661,074
14,241	IMCD N.V.	3,156,745
81,900	Koninklijke Ahold Delhaize N.V.	2,809,882
577,879	Koninklijke KPN N.V.	1,796,109
51,986	NN Group N.V.	2,817,848
153,697	OCI N.V. (b)	4,028,132
62,317	STMicroelectronics N.V.	3,077,011
		36,199,068
	Norway – 4.1%
178,224	Equinor ASA	4,774,065
65,105	Kongsberg Gruppen ASA	2,114,339
151,110	Nordic Semiconductor ASA (b)	5,106,464
484,511	Norsk Hydro ASA	3,824,790
379,364	Storebrand ASA	3,813,219
73,095	Yara International ASA	3,693,532
		23,326,409
	Portugal – 0.4%
1,811,371	Banco Espirito Santo S.A. (b) (e) (f) (g)	0
91,165	Jeronimo Martins SGPS S.A.	2,086,206
		2,086,206
Shares	Description	Value

	Spain – 2.7%
274,434	Banco Bilbao Vizcaya Argentaria S.A.	$1,640,326
5,405,664	Banco de Sabadell S.A. (b)	3,642,143
250,110	Banco Santander S.A.	837,308
154,789	Bankinter S.A.	794,609
876,829	CaixaBank S.A.	2,409,823
40,847	Enagas S.A.	948,688
69,435	Repsol S.A.	824,984
969,200	Telefonica S.A.	4,250,429
		15,348,310
	Sweden – 13.3%
123,815	AddLife AB, Class B	5,225,985
51,381	Avanza Bank Holding AB	1,888,932
136,821	Beijer Ref AB	2,996,489
140,876	Boliden AB	5,456,564
185,405	Castellum AB (h)	5,002,295
78,634	Electrolux AB, Class B	1,910,113
86,928	EQT AB	4,742,647
68,215	Getinge AB, Class B	2,982,642
146,211	Industrivarden AB, Class C	4,596,904
210,264	Investor AB, Class B	5,299,531
128,641	Kinnevik AB, Class B (b)	4,594,728
16,481	L E Lundbergforetagen AB, Class B	926,534
101,108	Lifco AB, Class B	3,028,921
97,354	Lundin Energy AB	3,496,091
359,415	Nibe Industrier AB, Class B	5,439,233
820,324	Samhallsbyggnadsbolaget i Norden AB	6,029,738
139,460	Sinch AB (b) (c) (d)	1,776,393
72,079	Skanska AB, Class B	1,868,142
844,583	SSAB AB, Class B (b)	4,263,012
122,508	Tele2 AB, Class B	1,750,269
54,034	Thule Group AB (c) (d)	3,276,890
		76,552,053
	Switzerland – 5.3%
11,153	Alcon, Inc.	988,250
4,745	Bachem Holding AG, Class B	3,728,512
16,794	BKW AG	2,185,874
192,479	Clariant AG	4,013,500
2,555	Daetwyler Holding AG	1,127,206
56,366	Holcim Ltd.	2,877,066
7,966	Kuehne + Nagel International AG	2,573,738
22,596	PSP Swiss Property AG	2,819,540
1,512	Straumann Holding AG	3,214,162
3,156	Swisscom AG	1,782,350
9,164	VAT Group AG (c) (d)	4,569,932
2,268	Zur Rose Group AG (b)	586,165
		30,466,295
	United Kingdom – 20.4%
263,081	3i Group PLC	5,159,791
1,319,008	abrdn PLC	4,300,892

See Notes to Financial Statements

First Trust Europe AlphaDEX® Fund (FEP)
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	United Kingdom (Continued)
102,845	Anglo American PLC	$4,198,448
23,885	Ashtead Group PLC	1,921,021
119,299	BAE Systems PLC	887,801
408,405	Barratt Developments PLC	4,134,918
15,458	Berkeley Group Holdings PLC	999,082
107,130	BHP Group PLC	3,189,403
594,426	BP PLC	2,659,154
51,788	British American Tobacco PLC	1,916,119
1,265,852	BT Group PLC	2,905,059
4,758,483	Centrica PLC (b)	4,605,204
7,892	Croda International PLC	1,081,040
13,903	Dechra Pharmaceuticals PLC	1,002,080
232,831	Direct Line Insurance Group PLC	879,264
118,294	Endeavour Mining PLC	2,673,951
113,438	Evraz PLC	923,721
394,603	Frasers Group PLC (b)	4,118,026
345,164	Fresnillo PLC	4,171,132
91,365	Future PLC	4,736,450
301,084	Howden Joinery Group PLC	3,672,680
251,440	IG Group Holdings PLC	2,766,937
129,793	Imperial Brands PLC	2,839,888
166,283	Inchcape PLC	2,047,033
472,514	J Sainsbury PLC	1,763,938
1,286,175	JD Sports Fashion PLC	3,791,685
801,518	Kingfisher PLC	3,670,199
959,484	Legal & General Group PLC	3,863,661
2,895,757	Lloyds Banking Group PLC	1,873,546
1,469,813	Marks & Spencer Group PLC (b)	4,603,623
50,546	Persimmon PLC	1,953,976
46,342	Prudential PLC	799,446
68,615	Rio Tinto PLC	4,543,388
1,443,436	Rolls-Royce Holdings PLC (b)	2,400,784
40,742	Royal Dutch Shell PLC, Class A	894,363
800,424	Royal Mail PLC	5,482,074
128,761	SSE PLC	2,873,950
223,715	St. James’s Place PLC	5,097,797
194,934	Tate & Lyle PLC	1,745,123
865,568	Taylor Wimpey PLC	2,056,140
1,190,251	Vodafone Group PLC	1,808,581
		117,011,368
	Total Common Stocks	557,216,294
	(Cost $509,031,244)
REAL ESTATE INVESTMENT TRUSTS (a) – 2.5%
	Belgium – 0.6%
67,240	Warehouses De Pauw CVA	3,228,994
	United Kingdom – 1.9%
282,124	Segro PLC	5,485,547
Shares	Description	Value

	United Kingdom (Continued)
1,585,788	Tritax Big Box REIT PLC	$5,344,644
		10,830,191
	Total Real Estate Investment Trusts	14,059,185
	(Cost $10,871,701)
MONEY MARKET FUNDS – 0.5%
2,819,275	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 0.01% (i) (j)	2,819,275
	(Cost $2,819,275)
Principal Value	Description	Value
REPURCHASE AGREEMENTS – 0.2%
$1,251,807	BNP Paribas S.A., 0.03% (i), dated 12/31/21, due 1/3/22, with a maturity value of $1,251,810. Collateralized by U.S. Treasury Note, interest rate of 1.50%, due 11/30/28. The value of the collateral including accrued interest is $1,276,293. (j)	1,251,807
	(Cost $1,251,807)
	Total Investments – 100.3%	575,346,561
	(Cost $523,974,027) (k)
	Net Other Assets and Liabilities – (0.3)%	(1,437,860)
	Net Assets – 100.0%	$573,908,701

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	This issuer has filed for protection in bankruptcy court.
(f)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.

See Notes to Financial Statements

First Trust Europe AlphaDEX® Fund (FEP)
Portfolio of Investments (Continued)
December 31, 2021
(g)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(h)	All or a portion of this security is on loan (see Note 2F - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $3,729,820 and the total value of the collateral held by the Fund is $4,071,082.
(i)	Rate shown reflects yield as of December 31, 2021.
(j)	This security serves as collateral for securities on loan.
(k)	Aggregate cost for federal income tax purposes was $532,273,021. As of December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $63,246,242 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $20,172,702. The net unrealized appreciation was $43,073,540.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Portugal	$ 2,086,206	$ 2,086,206	$ —	$ —**
Other Country Categories*	555,130,088	555,130,088	—	—
Real Estate Investment Trusts*	14,059,185	14,059,185	—	—
Money Market Funds	2,819,275	2,819,275	—	—
Repurchase Agreements	1,251,807	—	1,251,807	—
Total Investments	$ 575,346,561	$ 574,094,754	$ 1,251,807	$—**

*	See Portfolio of Investments for country breakout.
**	Investment is valued at $0.
Level 3 Common Stocks are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. The Level 3 Common Stocks values are based on unobservable and non-quantitative inputs.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2E – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Security Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$3,729,820
Non-cash Collateral (2)	(3,729,820)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:
Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities (3)	$1,251,807
Non-cash Collateral (4)	(1,251,807)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2021, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Currency Exposure Diversification	% of Total Investments
Euro	50.9%
British Pound Sterling	24.4
Swedish Krona	13.3
Swiss Franc	5.3
Norwegian Krone	4.1
Danish Krone	1.3
United States Dollar	0.7
Total	100.0%

See Notes to Financial Statements

First Trust Latin America AlphaDEX® Fund (FLN)
Portfolio of Investments
December 31, 2021
Shares	Description	Value
COMMON STOCKS (a) – 97.0%
	Brazil – 48.1%
22,136	Alpargatas S.A. (Preference Shares)	$147,123
19,098	Ambev S.A.	52,871
16,452	Atacadao S.A.	45,044
14,028	Banco Bradesco S.A. (Preference Shares)	48,380
20,221	Banco do Brasil S.A.	104,735
8,592	Banco Santander Brasil S.A.	46,246
24,620	Braskem S.A., Class A (Preference Shares)	254,731
15,175	Centrais Eletricas Brasileiras S.A.	91,023
30,303	Cia de Saneamento Basico do Estado de Sao Paulo	218,595
104,132	Cia Energetica de Minas Gerais (Preference Shares)	245,093
50,852	Cia Siderurgica Nacional S.A.	228,149
25,430	Cosan S.A.	99,026
32,550	CPFL Energia S.A.	156,789
183,481	CSN Mineracao S.A.	222,022
11,526	Equatorial Energia S.A.	46,787
53,910	Gerdau S.A. (Preference Shares)	263,840
55,081	Itausa S.A. (Preference Shares)	88,308
39,411	JBS S.A.	268,518
53,653	Petroleo Brasileiro S.A. (Preference Shares)	274,045
10,719	Suzano S.A. (b)	115,677
99,470	TIM S.A.	234,835
19,163	Vale S.A.	268,213
37,317	Vibra Energia S.A.	143,372
14,746	WEG S.A.	87,311
		3,750,733
	Cayman Islands – 0.4%
1,037	Pagseguro Digital, Ltd., Class A (b)	27,190
	Chile – 10.7%
2,143,928	Banco Santander Chile	86,185
123,676	Cencosud S.A.	206,852
85,512	Empresas CMPC S.A.	143,323
19,415	Empresas COPEC S.A.	150,079
907,940	Enel Americas S.A.	99,106
2,986	Sociedad Quimica y Minera de Chile S.A., Class B (Preference Shares)	152,416
		837,961
	Colombia – 1.9%
18,583	Bancolombia S.A. (Preference Shares)	146,251
	Mexico – 35.9%
241,333	America Movil S.A.B. de C.V., Series L	255,530
26,256	Arca Continental S.A.B. de C.V.	166,726
Shares	Description	Value

	Mexico (Continued)
221,965	Cemex S.A.B. de C.V., Series CPO (b)	$151,659
24,587	Fomento Economico Mexicano S.A.B. de C.V., Series UBD	191,516
4,662	Gruma S.A.B. de C.V., Class B	59,583
4,591	Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	63,405
2,856	Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B	58,880
94,908	Grupo Bimbo S.A.B. de C.V., Series A	292,435
77,902	Grupo Carso S.A.B. de C.V., Series A1	248,862
702	Grupo Elektra S.A.B. de C.V.	53,142
16,620	Grupo Financiero Banorte S.A.B. de C.V., Class O	108,094
113,928	Grupo Financiero Inbursa S.A.B. de C.V., Class O (b)	136,710
53,486	Grupo Mexico S.A.B. de C.V., Series B	233,164
72,607	Grupo Televisa S.A.B., Series CPO	136,203
22,641	Industrias Penoles S.A.B. de C.V.	260,993
83,288	Orbia Advance Corp. S.A.B. de C.V.	212,577
47,363	Wal-Mart de Mexico S.A.B. de C.V.	176,309
		2,805,788
	Total Common Stocks	7,567,923
	(Cost $6,827,122)
REAL ESTATE INVESTMENT TRUSTS (a) – 2.5%
	Mexico – 2.5%
188,323	Fibra Uno Administracion S.A. de C.V.	199,218
	(Cost $231,176)
	Total Investments – 99.5%	7,767,141
	(Cost $7,058,298) (c)
	Net Other Assets and Liabilities – 0.5%	38,325
	Net Assets – 100.0%	$7,805,466

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.

See Notes to Financial Statements

First Trust Latin America AlphaDEX® Fund (FLN)
Portfolio of Investments (Continued)
December 31, 2021
(c)	Aggregate cost for federal income tax purposes was $7,205,891. As of December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,132,630 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $571,380. The net unrealized appreciation was $561,250.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 7,567,923	$ 7,567,923	$ —	$ —
Real Estate Investment Trusts*	199,218	199,218	—	—
Total Investments	$ 7,767,141	$ 7,767,141	$—	$—

*	See Portfolio of Investments for country breakout.
See Notes to Financial Statements

First Trust Brazil AlphaDEX® Fund (FBZ)
Portfolio of Investments
December 31, 2021
Shares	Description	Value
COMMON STOCKS – 99.3%
	Aerospace & Defense – 5.1%
137,830	Embraer S.A. (a)	$614,172
	Airlines – 0.9%
23,705	Azul S.A. (Preference Shares) (a)	103,672
	Banks – 6.5%
32,380	Banco do Brasil S.A.	167,713
20,058	Banco Inter S.A.	102,883
108,103	Banco Pan S.A. (Preference Shares)	207,278
13,358	Banco Santander Brasil S.A.	71,898
146,958	Itausa S.A. (Preference Shares)	235,608
		785,380
	Beverages – 1.4%
60,946	Ambev S.A.	168,723
	Capital Markets – 1.1%
4,763	XP, Inc., Class A (a)	136,889
	Chemicals – 3.8%
43,677	Braskem S.A., Class A (Preference Shares)	451,904
	Electric Utilities – 20.5%
36,147	Centrais Eletricas Brasileiras S.A.	216,817
103,660	Cia de Transmissao de Energia Electrica Paulista (Preference Shares)	452,419
171,533	Cia Energetica de Minas Gerais (Preference Shares)	403,734
438,602	Cia Paranaense de Energia, Class B (Preference Shares)	507,109
57,988	CPFL Energia S.A.	279,321
11,166	Energisa S.A.	88,947
41,952	Equatorial Energia S.A.	170,294
119,786	Neoenergia S.A.	348,390
		2,467,031
	Food & Staples Retailing – 1.1%
49,541	Atacadao S.A.	135,637
	Food Products – 11.5%
57,100	BRF S.A. (a)	230,860
89,377	JBS S.A.	608,951
135,889	Marfrig Global Foods S.A.	538,433
		1,378,244
	Health Care Providers & Services – 0.5%
33,754	Hapvida Participacoes e Investimentos S.A. (b) (c)	62,902
Shares	Description	Value

	Independent Power & Renewable Electricity Producers – 2.2%
30,636	Eneva S.A. (a)	$77,828
26,572	Engie Brasil Energia S.A.	183,237
		261,065
	Insurance – 4.4%
22,518	BB Seguridade Participacoes S.A.	83,887
38,913	Porto Seguro S.A.	146,151
59,825	Sul America S.A.	295,258
		525,296
	IT Services – 1.1%
57,669	Locaweb Servicos de Internet S.A. (a) (b) (c)	136,252
	Metals & Mining – 15.0%
75,920	Bradespar S.A. (Preference Shares)	340,618
59,122	Cia Siderurgica Nacional S.A.	265,253
70,270	Gerdau S.A. (Preference Shares)	343,907
150,449	Metalurgica Gerdau S.A. (Preference Shares)	307,380
108,942	Usinas Siderurgicas de Minas Gerais S.A., Class A (Preference Shares)	296,510
18,377	Vale S.A.	257,212
		1,810,880
	Multiline Retail – 0.3%
24,593	Magazine Luiza S.A.	31,878
	Oil, Gas & Consumable Fuels – 6.9%
21,711	Cosan S.A.	84,544
80,071	Petro Rio S.A. (a)	297,140
88,373	Petroleo Brasileiro S.A. (Preference Shares)	451,384
		833,068
	Paper & Forest Products – 2.9%
96,164	Dexco S.A.	258,279
8,696	Suzano S.A. (a)	93,845
		352,124
	Personal Products – 1.4%
36,670	Natura & Co. Holding S.A. (a)	167,418
	Pharmaceuticals – 0.6%
15,094	Hypera S.A.	76,608
	Real Estate Management & Development – 1.2%
44,271	Multiplan Empreendimentos Imobiliarios S.A.	148,789

See Notes to Financial Statements

First Trust Brazil AlphaDEX® Fund (FBZ)
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Software – 1.8%
41,450	TOTVS S.A.	$213,129
	Specialty Retail – 2.7%
32,945	Via S.A. (a)	31,053
77,991	Vibra Energia S.A.	299,642
		330,695
	Textiles, Apparel & Luxury Goods – 1.1%
20,727	Alpargatas S.A. (Preference Shares)	137,758
	Water Utilities – 2.6%
42,658	Cia de Saneamento Basico do Estado de Sao Paulo	307,720
	Wireless Telecommunication Services – 2.7%
135,347	TIM S.A.	319,536
	Total Investments – 99.3%	11,956,770
	(Cost $12,406,964) (d)
	Net Other Assets and Liabilities – 0.7%	81,848
	Net Assets – 100.0%	$12,038,618

(a)	Non-income producing security.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(c)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	Aggregate cost for federal income tax purposes was $12,909,919. As of December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $566,057 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,519,206. The net unrealized depreciation was $953,149.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 11,956,770	$ 11,956,770	$ —	$ —

*	See Portfolio of Investments for industry breakout.

Country Allocation†	% of Net Assets
Brazil	98.2%
Cayman Islands	1.1
Total Investments	99.3
Net Other Assets and Liabilities	0.7
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.

See Notes to Financial Statements

First Trust China AlphaDEX® Fund (FCA)
Portfolio of Investments
December 31, 2021
Shares	Description	Value
COMMON STOCKS – 100.0%
	Air Freight & Logistics – 2.3%
688,700	Sinotrans Ltd., Class H	$220,807
	Automobiles – 8.7%
7,272	BYD Co., Ltd., Class H	248,632
292,957	Chongqing Changan Automobile Co., Ltd., Class B	163,807
423,880	Dongfeng Motor Group Co., Ltd., Class H	352,257
21,972	Great Wall Motor Co., Ltd., Class H	75,517
		840,213
	Banks – 1.4%
198,800	Bank of China Ltd., Class H	71,642
106,400	Bank of Communications Co., Ltd., Class H	64,269
		135,911
	Capital Markets – 0.7%
375,500	China Cinda Asset Management Co., Ltd., Class H	68,382
	Communications Equipment – 1.7%
43,528	BYD Electronic International Co., Ltd. (a)	159,374
	Construction & Engineering – 3.5%
68,206	China Conch Venture Holdings Ltd.	333,265
	Construction Materials – 9.3%
67,356	Anhui Conch Cement Co., Ltd., Class H	336,454
375,822	China Resources Cement Holdings Ltd.	283,883
153,124	Huaxin Cement Co., Ltd., Class B	281,748
		902,085
	Diversified Telecommunication Services – 1.2%
1,039,403	China Tower Corp., Ltd., Class H (b) (c)	114,637
	Electronic Equipment, Instruments & Components – 0.7%
12,950	Kingboard Holdings Ltd.	63,026
	Entertainment – 1.6%
35,918	Kingsoft Corp., Ltd.	157,766
	Gas Utilities – 1.5%
155,400	Kunlun Energy Co., Ltd.	145,683
Shares	Description	Value

	Health Care Providers & Services – 1.4%
21,900	Hygeia Healthcare Holdings Co., Ltd. (b) (c)	$137,058
	Independent Power & Renewable Electricity Producers – 10.2%
82,600	China Longyuan Power Group Corp., Ltd., Class H	192,794
209,187	China Resources Power Holdings Co., Ltd.	700,192
219,022	Huadian Power International Corp., Ltd., Class H	95,501
		988,487
	Insurance – 2.1%
246,068	PICC Property & Casualty Co., Ltd., Class H	201,019
	Life Sciences Tools & Services – 7.2%
65,800	Genscript Biotech Corp. (d)	291,130
10,710	Pharmaron Beijing Co., Ltd., Class H (b) (c)	165,233
6,090	WuXi AppTec Co., Ltd., Class H (b) (c)	105,437
11,619	WuXi Biologics Cayman, Inc. (b) (c) (d)	137,907
		699,707
	Machinery – 1.6%
100,100	Sinotruk Hong Kong Ltd.	154,048
	Marine – 3.7%
184,490	COSCO SHIPPING Holdings Co., Ltd., Class H (a) (e)	357,739
	Metals & Mining – 12.0%
599,512	Aluminum Corp. of China Ltd., Class H (d)	331,373
564,200	Angang Steel Co., Ltd., Class H	251,076
158,765	China Hongqiao Group Ltd.	167,570
174,612	Jiangxi Copper Co., Ltd., Class H	279,467
106,400	Zijin Mining Group Co., Ltd., Class H	126,628
		1,156,114
	Oil, Gas & Consumable Fuels – 14.8%
600,836	China Coal Energy Co., Ltd., Class H	346,745
707,600	China Petroleum & Chemical Corp., Class H	329,410
73,253	China Shenhua Energy Co., Ltd., Class H	171,729

See Notes to Financial Statements

First Trust China AlphaDEX® Fund (FCA)
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
437,800	China Suntien Green Energy Corp., Ltd., Class H	$341,367
294,000	PetroChina Co., Ltd., Class H	130,833
52,534	Yankuang Energy Group Co., Ltd., Class H	104,427
		1,424,511
	Pharmaceuticals – 2.6%
81,200	China Medical System Holdings Ltd.	135,584
26,600	Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H	117,179
		252,763
	Real Estate Management & Development – 8.4%
221,956	Agile Group Holdings Ltd.	120,406
157,772	China Overseas Land & Investment Ltd.	373,511
18,200	China Resources Land Ltd.	76,557
6,300	Country Garden Services Holdings Co., Ltd.	37,731
95,200	Logan Group Co., Ltd.	72,766
83,300	Sunac China Holdings Ltd.	125,844
		806,815
	Specialty Retail – 2.1%
26,600	China Meidong Auto Holdings Ltd.	137,135
8,750	Zhongsheng Group Holdings Ltd.	68,227
		205,362
	Textiles, Apparel & Luxury Goods – 1.3%
200,200	Bosideng International Holdings Ltd.	126,063
	Total Common Stocks	9,650,835
	(Cost $10,207,616)
MONEY MARKET FUNDS – 3.0%
292,797	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 0.01% (f) (g)	292,797
	(Cost $292,797)
Principal Value	Description	Value
REPURCHASE AGREEMENTS – 1.4%
$130,007	BNP Paribas S.A., 0.03% (f), dated 12/31/21, due 1/3/22, with a maturity value of $130,007. Collateralized by U.S. Treasury Note, interest rate of 1.50%, due 11/30/28. The value of the collateral including accrued interest is $132,550. (g)	$130,007
	(Cost $130,007)
	Total Investments – 104.4%	10,073,639
	(Cost $10,630,420) (h)
	Net Other Assets and Liabilities – (4.4)%	(424,569)
	Net Assets – 100.0%	$9,649,070

(a)	All or a portion of this security is on loan (see Note 2F - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $401,949 and the total value of the collateral held by the Fund is $422,804.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(c)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	Non-income producing security.
(e)	Non-income producing security that makes payment-in-kind (“PIK”) distributions. For the fiscal year ended December 31, 2021, the Fund received 134,666 PIK shares of COSCO SHIPPING Holdings Co., Ltd.
(f)	Rate shown reflects yield as of December 31, 2021.
(g)	This security serves as collateral for securities on loan.
(h)	Aggregate cost for federal income tax purposes was $10,773,346. As of December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,016,463 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,716,170. The net unrealized depreciation was $699,707.

See Notes to Financial Statements

First Trust China AlphaDEX® Fund (FCA)
Portfolio of Investments (Continued)
December 31, 2021

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 9,650,835	$ 9,650,835	$ —	$ —
Money Market Funds	292,797	292,797	—	—
Repurchase Agreements	130,007	—	130,007	—
Total Investments	$ 10,073,639	$ 9,943,632	$ 130,007	$—

*	See Portfolio of Investments for industry breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2E – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Security Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$401,949
Non-cash Collateral (2)	(401,949)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:
Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities (3)	$130,007
Non-cash Collateral (4)	(130,007)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2021, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Country Allocation†	% of Net Assets
China	58.5%
Cayman Islands	25.6
Hong Kong	14.4
United States	4.4
Bermuda	1.5
Total Investments	104.4
Net Other Assets and Liabilities	(4.4)
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.
Currency Exposure Diversification	% of Total Investments
Hong Kong Dollar	93.0%
United States Dollar	7.0
Total	100.0%

See Notes to Financial Statements

First Trust Japan AlphaDEX® Fund (FJP)
Portfolio of Investments
December 31, 2021
Shares	Description	Value
COMMON STOCKS – 99.8%
	Air Freight & Logistics – 1.2%
9,100	SG Holdings Co., Ltd.	$213,043
8,400	Yamato Holdings Co., Ltd.	197,385
		410,428
	Auto Components – 2.2%
11,100	Aisin Corp.	425,550
1,700	Denso Corp.	140,827
16,100	Sumitomo Electric Industries Ltd.	209,875
		776,252
	Automobiles – 4.6%
14,900	Honda Motor Co., Ltd.	418,386
27,100	Isuzu Motors Ltd.	337,130
38,000	Mazda Motor Corp.	292,359
6,000	Subaru Corp.	107,294
6,800	Toyota Motor Corp.	124,467
13,100	Yamaha Motor Co., Ltd.	314,204
		1,593,840
	Banks – 1.0%
8,300	Mizuho Financial Group, Inc.	105,563
31,000	Resona Holdings, Inc.	120,572
3,500	Sumitomo Mitsui Financial Group, Inc.	119,973
		346,108
	Building Products – 0.8%
5,700	AGC, Inc.	272,042
	Chemicals – 7.3%
42,500	Mitsubishi Chemical Holdings Corp.	314,787
22,600	Mitsubishi Gas Chemical Co., Inc.	382,725
10,300	Mitsui Chemicals, Inc.	276,684
1,600	Nitto Denko Corp.	123,655
20,000	Showa Denko KK	419,890
112,300	Sumitomo Chemical Co., Ltd.	529,137
34,500	Tosoh Corp.	511,667
		2,558,545
	Commercial Services & Supplies – 2.0%
37,100	Toppan, Inc.	695,363
	Construction & Engineering – 5.6%
47,000	Kajima Corp.	539,746
74,900	Obayashi Corp.	579,510
62,200	Shimizu Corp.	385,539
14,500	Taisei Corp.	440,559
		1,945,354
	Consumer Finance – 0.4%
54,700	Acom Co., Ltd.	157,400
Shares	Description	Value

	Diversified Financial Services – 1.2%
21,200	ORIX Corp.	$432,644
	Diversified Telecommunication Services – 0.7%
9,100	Nippon Telegraph & Telephone Corp.	249,196
	Electric Utilities – 4.0%
48,700	Chubu Electric Power Co., Inc.	513,122
49,900	Kansai Electric Power (The) Co., Inc.	465,901
160,400	Tokyo Electric Power Co., Holdings, Inc. (a)	414,142
		1,393,165
	Electrical Equipment – 1.9%
10,200	Fuji Electric Co., Ltd.	556,864
8,200	Mitsubishi Electric Corp.	103,970
		660,834
	Electronic Equipment, Instruments & Components – 1.9%
8,800	Ibiden Co., Ltd.	523,272
2,400	Taiyo Yuden Co., Ltd.	138,121
		661,393
	Entertainment – 0.3%
2,490	Koei Tecmo Holdings Co., Ltd.	97,950
	Food & Staples Retailing – 0.6%
5,000	Seven & i Holdings Co., Ltd.	219,769
	Food Products – 1.1%
9,200	Ajinomoto Co., Inc.	279,687
2,000	MEIJI Holdings Co., Ltd.	119,273
		398,960
	Gas Utilities – 2.5%
32,000	Osaka Gas Co., Ltd.	528,836
18,900	Tokyo Gas Co., Ltd.	338,797
		867,633
	Household Durables – 3.8%
23,100	Iida Group Holdings Co., Ltd.	537,387
10,100	Open House Co., Ltd.	528,575
11,600	Sekisui House Ltd.	248,982
		1,314,944
	Industrial Conglomerates – 2.3%
10,400	Hitachi Ltd.	563,262
5,500	Toshiba Corp.	226,158
		789,420

See Notes to Financial Statements

First Trust Japan AlphaDEX® Fund (FJP)
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Insurance – 4.5%
32,500	Dai-ichi Life Holdings, Inc.	$657,035
43,600	Japan Post Holdings Co., Ltd.	339,915
12,900	Japan Post Insurance Co., Ltd.	207,468
27,600	T&D Holdings, Inc.	353,188
		1,557,606
	Internet & Direct Marketing Retail – 1.9%
6,700	Mercari, Inc. (a)	341,320
10,500	ZOZO, Inc.	327,697
		669,017
	IT Services – 2.6%
1,900	Fujitsu Ltd.	325,889
9,300	NEC Corp.	429,305
7,600	NTT Data Corp.	162,928
		918,122
	Machinery – 6.6%
12,100	Ebara Corp.	672,164
7,400	Kurita Water Industries Ltd.	351,248
9,000	MINEBEA MITSUMI, Inc.	255,455
8,100	Mitsubishi Heavy Industries Ltd.	187,237
15,800	Nabtesco Corp.	467,695
21,300	NGK Insulators Ltd.	359,969
		2,293,768
	Marine – 5.2%
12,400	Mitsui OSK Lines Ltd.	920,595
11,700	Nippon Yusen KK	891,002
		1,811,597
	Media – 1.1%
22,200	CyberAgent, Inc.	369,389
	Metals & Mining – 2.7%
12,500	Hitachi Metals Ltd. (a)	231,570
20,300	JFE Holdings, Inc.	258,890
7,100	Nippon Steel Corp.	115,947
9,200	Sumitomo Metal Mining Co., Ltd.	347,909
		954,316
	Oil, Gas & Consumable Fuels – 1.9%
113,800	ENEOS Holdings, Inc.	425,699
9,900	Idemitsu Kosan Co., Ltd.	252,771
		678,470
	Paper & Forest Products – 0.9%
62,200	Oji Holdings Corp.	301,186
	Pharmaceuticals – 2.1%
3,400	Kyowa Kirin Co., Ltd.	92,663
2,900	Otsuka Holdings Co., Ltd.	105,104
Shares	Description	Value

	Pharmaceuticals (Continued)
22,700	Sumitomo Dainippon Pharma Co., Ltd.	$261,475
10,700	Takeda Pharmaceutical Co., Ltd.	291,801
		751,043
	Professional Services – 2.4%
1,700	BayCurrent Consulting, Inc.	657,655
6,000	Persol Holdings Co., Ltd.	174,215
		831,870
	Real Estate Management & Development – 0.6%
4,000	Daiwa House Industry Co., Ltd.	115,031
5,100	Mitsui Fudosan Co., Ltd.	101,020
		216,051
	Road & Rail – 0.8%
4,700	Nippon Express Co., Ltd. (b) (c)	282,335
	Semiconductors & Semiconductor Equipment – 7.5%
1,300	Advantest Corp.	123,185
2,500	Lasertec Corp.	766,974
4,800	SCREEN Holdings Co., Ltd.	516,178
16,300	Shinko Electric Industries Co., Ltd.	777,945
4,900	SUMCO Corp.	100,062
600	Tokyo Electron Ltd.	345,718
		2,630,062
	Software – 1.0%
13,100	Rakus Co., Ltd.	353,038
	Specialty Retail – 1.3%
128,900	Yamada Holdings Co., Ltd.	440,387
	Technology Hardware, Storage & Peripherals – 1.9%
3,200	FUJIFILM Holdings Corp.	237,183
21,200	Ricoh Co., Ltd.	197,385
13,500	Seiko Epson Corp.	243,054
		677,622
	Textiles, Apparel & Luxury Goods – 1.2%
18,800	Asics Corp.	416,761
	Tobacco – 1.1%
18,900	Japan Tobacco, Inc. (d)	381,598
	Trading Companies & Distributors – 4.7%
54,800	Marubeni Corp.	533,327
26,500	Mitsui & Co., Ltd.	627,425
10,100	Toyota Tsusho Corp.	465,357
		1,626,109

See Notes to Financial Statements

First Trust Japan AlphaDEX® Fund (FJP)
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Wireless Telecommunication Services – 2.4%
15,300	KDDI Corp.	$447,175
8,500	SoftBank Group Corp.	401,539
		848,714
	Total Common Stocks	34,850,301
	(Cost $35,242,809)
MONEY MARKET FUNDS – 0.8%
257,738	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 0.01% (e) (f)	257,738
	(Cost $257,738)
Principal Value	Description	Value
REPURCHASE AGREEMENTS – 0.3%
$114,440	BNP Paribas S.A., 0.03% (e), dated 12/31/21, due 1/3/22, with a maturity value of $114,441. Collateralized by U.S. Treasury Note, interest rate of 1.50%, due 11/30/28. The value of the collateral including accrued interest is $116,679. (f)	114,440
	(Cost $114,440)
	Total Investments – 100.9%	35,222,479
	(Cost $35,614,987) (g)
	Net Other Assets and Liabilities – (0.9)%	(321,462)
	Net Assets – 100.0%	$34,901,017

(a)	Non-income producing security.
(b)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At December 31, 2021, securities noted as such are valued at $282,335 or 0.8% of net assets.
(c)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(d)	All or a portion of this security is on loan (see Note 2F - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $343,439 and the total value of the collateral held by the Fund is $372,178.
(e)	Rate shown reflects yield as of December 31, 2021.
(f)	This security serves as collateral for securities on loan.
(g)	Aggregate cost for federal income tax purposes was $35,918,667. As of December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $3,198,581 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $3,894,769. The net unrealized depreciation was $696,188.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Road & Rail	$ 282,335	$ —	$ 282,335	$ —
Other industry categories*	34,567,966	34,567,966	—	—
Money Market Funds	257,738	257,738	—	—
Repurchase Agreements	114,440	—	114,440	—
Total Investments	$ 35,222,479	$ 34,825,704	$ 396,775	$—

*	See Portfolio of Investments for industry breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2E – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Security Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$343,439
Non-cash Collateral (2)	(343,439)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

See Notes to Financial Statements

First Trust Japan AlphaDEX® Fund (FJP)
Portfolio of Investments (Continued)
December 31, 2021
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:
Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities (3)	$114,440
Non-cash Collateral (4)	(114,440)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2021, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Country Allocation†	% of Net Assets
Japan	99.8%
United States	1.1
Total Investments	100.9
Net Other Assets and Liabilities	(0.9)
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.

See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Portfolio of Investments
December 31, 2021
Shares	Description	Value
COMMON STOCKS (a) – 96.8%
	Australia – 5.7%
495,112	Aurizon Holdings Ltd.	$1,257,163
122,047	BlueScope Steel Ltd.	1,855,822
15,592	Domino’s Pizza Enterprises Ltd.	1,338,928
209,055	Fortescue Metals Group Ltd.	2,921,802
497,409	Harvey Norman Holdings Ltd.	1,787,736
70,438	IGO Ltd.	587,805
174,232	Medibank Pvt Ltd.	424,654
41,876	Mineral Resources Ltd.	1,706,146
82,883	Newcrest Mining Ltd.	1,476,181
367,936	Northern Star Resources Ltd.	2,518,980
1,525,589	Pilbara Minerals Ltd. (b)	3,551,815
107,288	QBE Insurance Group Ltd.	885,951
24,975	Rio Tinto Ltd.	1,819,055
34,976	WiseTech Global Ltd.	1,490,673
		23,622,711
	Austria – 1.1%
31,543	Erste Group Bank AG	1,484,949
37,357	OMV AG	2,124,421
17,652	Raiffeisen Bank International AG	520,105
12,168	voestalpine AG	443,305
		4,572,780
	Belgium – 1.7%
15,349	D’ieteren Group	2,998,682
45,491	Proximus S.A.D.P.	887,706
5,680	Sofina S.A.	2,793,606
7,608	Umicore S.A.	309,656
		6,989,650
	Bermuda – 0.8%
558,712	Hopson Development Holdings Ltd.	1,165,066
1,833,369	Nine Dragons Paper Holdings Ltd.	1,967,964
		3,133,030
	Canada – 10.6%
45,810	AltaGas Ltd.	989,028
144,665	ARC Resources Ltd.	1,315,188
25,028	Barrick Gold Corp.	475,848
16,867	Brookfield Asset Management, Inc., Class A	1,018,594
19,529	BRP, Inc.	1,710,592
24,720	Canadian Natural Resources Ltd.	1,044,535
179,293	Cenovus Energy, Inc.	2,198,375
14,122	Colliers International Group, Inc.	2,103,089
4,478	Fairfax Financial Holdings, Ltd.	2,202,767
20,949	George Weston Ltd.	2,428,855
12,368	Gildan Activewear, Inc.	524,365
44,619	Great-West Lifeco, Inc.	1,338,976
23,941	iA Financial Corp., Inc.	1,369,896
42,897	Imperial Oil Ltd.	1,547,066
421,497	Kinross Gold Corp.	2,445,779
18,733	Lightspeed Commerce, Inc. (b)	756,458
Shares	Description	Value

	Canada (Continued)
19,756	Loblaw Cos., Ltd.	$1,618,650
251,325	Lundin Mining Corp.	1,962,995
12,010	Magna International, Inc.	971,757
20,888	Nutrien Ltd.	1,570,047
19,724	Nuvei Corp. (b)	1,278,602
31,963	Onex Corp.	2,508,626
68,550	Power Corp. of Canada	2,265,220
18,154	Teck Resources Ltd., Class B	522,827
22,086	TFI International, Inc. (c)	2,477,047
4,087	Thomson Reuters Corp.	488,747
64,677	Tourmaline Oil Corp.	2,088,153
26,828	West Fraser Timber Co., Ltd.	2,559,471
		43,781,553
	Cayman Islands – 1.3%
155,868	CK Asset Holdings Ltd.	982,477
270,912	CK Hutchison Holdings Ltd.	1,747,584
739,891	Shimao Group Holdings Ltd.	483,927
2,534,890	WH Group Ltd. (d) (e)	1,589,680
150,666	Xinyi Glass Holdings Ltd.	376,783
		5,180,451
	Denmark – 0.8%
834	AP Moller - Maersk A.S., Class B	2,994,052
1,882	DSV A.S.	440,100
		3,434,152
	Finland – 1.5%
74,145	Fortum Oyj	2,278,336
87,070	Kojamo Oyj	2,105,504
10,740	QT Group OYJ (b)	1,633,593
		6,017,433
	France – 3.9%
10,214	Arkema S.A.	1,440,207
16,187	AXA S.A.	482,561
14,064	BNP Paribas S.A.	973,041
233,680	Bollore S.A.	1,308,940
8,656	Capgemini SE	2,123,721
20,082	Cie de Saint-Gobain	1,414,556
71,599	Electricite de France S.A.	842,055
19,193	Eurazeo SE	1,678,174
2,418	Sartorius Stedim Biotech	1,327,995
28,671	Societe Generale S.A.	985,950
29,468	Veolia Environnement S.A.	1,082,301
178,751	Vivendi SE	2,419,710
		16,079,211
	Germany – 5.3%
18,843	Bayerische Motoren Werke AG	1,898,354
19,709	Covestro AG (d) (e)	1,216,177
18,726	Daimler AG	1,440,989
14,023	Dermapharm Holding SE	1,425,691
24,073	HeidelbergCement AG	1,631,271
4,876	HelloFresh SE (b)	374,937

See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Germany (Continued)
14,971	HUGO BOSS AG	$911,880
15,952	LEG Immobilien SE	2,228,398
2,078	Merck KGaA	537,037
22,682	Porsche Automobil Holding SE (Preference Shares)	2,154,709
1,418	Sartorius AG (Preference Shares)	960,887
46,192	TAG Immobilien AG	1,294,230
54,072	Uniper SE	2,573,249
6,040	Volkswagen AG (Preference Shares)	1,220,448
22,535	Vonovia SE	1,244,321
4,831	Wacker Chemie AG	723,812
		21,836,390
	Hong Kong – 0.7%
1,033,872	Sino Land Co., Ltd.	1,287,443
36,074	Sun Hung Kai Properties Ltd.	437,650
67,833	Techtronic Industries Co., Ltd.	1,350,127
		3,075,220
	Ireland – 0.5%
381,613	Bank of Ireland Group PLC (b)	2,166,249
	Isle Of Man (U.K.) – 0.4%
62,929	Entain PLC (b)	1,433,538
	Israel – 1.6%
212,099	Bank Leumi Le-Israel BM	2,282,028
184,513	ICL Group Ltd.	1,781,063
85,143	Israel Discount Bank Ltd., Class A	573,472
53,492	Mizrahi Tefahot Bank Ltd.	2,064,697
		6,701,260
	Italy – 2.9%
439,151	A2A S.p.A.	859,954
166,784	Banca Mediolanum S.p.A.	1,648,189
98,723	Buzzi Unicem S.p.A	2,132,717
13,923	Interpump Group S.p.A.	1,021,619
54,801	Leonardo S.p.A. (b)	393,063
130,714	Poste Italiane S.p.A. (d) (e)	1,717,358
4,891	Reply S.p.A.	995,074
5,743,313	Telecom Italia S.p.A.	2,839,130
33,900	UniCredit S.p.A.	522,733
		12,129,837
	Japan – 23.2%
245,900	Acom Co., Ltd.	707,580
43,600	AGC, Inc.	2,080,883
61,900	Aisin Corp.	2,373,111
30,500	Ajinomoto Co., Inc.	927,223
19,700	Asics Corp.	436,712
3,500	BayCurrent Consulting, Inc.	1,353,995
114,400	Chubu Electric Power Co., Inc.	1,205,362
101,900	Dai-ichi Life Holdings, Inc.	2,060,058
18,200	Ebara Corp.	1,011,023
Shares	Description	Value

	Japan (Continued)
331,700	ENEOS Holdings, Inc.	$1,240,811
20,900	FUJIFILM Holdings Corp.	1,549,104
38,000	Hitachi Ltd.	2,058,072
58,360	Honda Motor Co., Ltd.	1,638,727
16,300	Ibiden Co., Ltd.	969,243
85,600	Idemitsu Kosan Co., Ltd.	2,185,579
52,500	Iida Group Holdings Co., Ltd.	1,221,334
115,100	Inpex Corp.	1,002,610
68,400	Isuzu Motors Ltd.	850,912
30,800	ITOCHU Corp.	941,966
148,500	JFE Holdings, Inc.	1,893,849
69,900	Kajima Corp.	802,729
92,900	Kansai Electric Power (The) Co., Inc.	867,379
41,500	Kawasaki Kisen Kaisha Ltd. (b)	2,496,566
13,700	KDDI Corp.	400,412
5,500	Kikkoman Corp.	462,358
16,400	Makita Corp.	696,177
162,100	Marubeni Corp.	1,577,597
103,300	Mazda Motor Corp.	794,754
31,800	MISUMI Group, Inc.	1,304,842
197,000	Mitsubishi Chemical Holdings Corp.	1,459,132
42,800	Mitsubishi Corp.	1,358,825
32,400	Mitsubishi Electric Corp.	410,809
68,300	Mitsubishi Gas Chemical Co., Inc.	1,156,641
85,700	Mitsubishi HC Capital, Inc.	423,918
33,300	Mitsubishi Heavy Industries Ltd.	769,753
40,900	Mitsui & Co., Ltd.	968,366
53,600	Mitsui Chemicals, Inc.	1,439,833
33,300	Mitsui OSK Lines Ltd.	2,472,242
47,400	Nabtesco Corp.	1,403,086
16,600	NEC Corp.	766,287
79,500	NGK Insulators Ltd.	1,343,545
40,300	Nikon Corp.	434,426
25,100	Nippo Corp.	870,634
6,500	Nippon Express Co., Ltd. (f) (g)	390,463
71,600	Nippon Sanso Holdings Corp.	1,564,208
49,600	Nippon Steel Corp.	809,994
29,800	Nippon Yusen KK	2,269,391
93,100	NTT Data Corp.	1,995,867
108,500	Obayashi Corp.	839,477
267,700	Oji Holdings Corp.	1,296,261
38,100	Open House Co., Ltd.	1,993,932
47,800	ORIX Corp.	975,489
73,800	Osaka Gas Co., Ltd.	1,219,628
71,800	Persol Holdings Co., Ltd.	2,084,778
51,000	Rakus Co., Ltd.	1,374,424
14,800	Recruit Holdings Co., Ltd.	897,032
111,600	Seiko Epson Corp.	2,009,246
4,600	Shimano, Inc.	1,226,080
59,800	Shimizu Corp.	370,663
38,900	SoftBank Group Corp.	1,837,630
31,000	Sompo Holdings, Inc.	1,309,476

See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Japan (Continued)
4,000	Sony Group Corp.	$503,347
35,700	Stanley Electric Co., Ltd.	893,509
48,500	Subaru Corp.	867,291
86,200	Sumitomo Chemical Co., Ltd.	406,158
101,100	Sumitomo Electric Industries Ltd.	1,317,912
49,600	Sumitomo Metal Mining Co., Ltd.	1,875,685
20,200	Suzuki Motor Corp.	777,761
97,600	T&D Holdings, Inc.	1,248,954
14,000	Taisei Corp.	425,367
38,100	Taiyo Yuden Co., Ltd.	2,192,663
8,400	Tokio Marine Holdings, Inc.	466,772
472,600	Tokyo Electric Power Co., Holdings, Inc. (b)	1,220,223
48,500	Tokyo Gas Co., Ltd.	869,399
106,000	Toppan, Inc.	1,986,751
123,880	Tosoh Corp.	1,837,254
25,200	Toyota Motor Corp.	461,259
10,600	Toyota Tsusho Corp.	488,394
64,600	Yamaha Motor Co., Ltd.	1,549,434
		96,240,637
	Jersey – 0.6%
285,713	Glencore PLC	1,450,032
26,637	Polymetal International PLC	472,855
33,493	WPP PLC	507,519
		2,430,406
	Luxembourg – 1.4%
32,570	APERAM S.A.	1,766,536
73,669	ArcelorMittal S.A.	2,360,582
14,069	Eurofins Scientific SE	1,742,710
		5,869,828
	Netherlands – 2.6%
161	Adyen N.V. (b) (d) (e)	423,694
174,550	Aegon N.V.	873,000
27,086	Arcadis N.V.	1,305,656
2,306	ASM International N.V.	1,020,486
603	ASML Holding N.V.	485,160
39,459	ASR Nederland N.V.	1,819,425
4,718	IMCD N.V.	1,045,820
13,567	Koninklijke Ahold Delhaize N.V.	465,466
8,612	NN Group N.V.	466,805
76,382	OCI N.V. (b)	2,001,840
20,646	STMicroelectronics N.V.	1,019,432
		10,926,784
	New Zealand – 0.5%
33,796	Mainfreight Ltd.	2,173,492
	Norway – 2.3%
88,571	Equinor ASA	2,372,541
16,177	Kongsberg Gruppen ASA	525,361
Shares	Description	Value

	Norway (Continued)
75,097	Nordic Semiconductor ASA (b)	$2,537,755
180,590	Norsk Hydro ASA	1,425,600
188,532	Storebrand ASA	1,895,050
18,163	Yara International ASA	917,787
		9,674,094
	Portugal – 0.1%
81,454	Banco Espirito Santo S.A. (b) (g) (h) (i)	0
22,653	Jeronimo Martins SGPS S.A.	518,388
		518,388
	Singapore – 0.5%
63,300	Jardine Cycle & Carriage Ltd.	967,631
697,000	Olam International Ltd.	905,128
		1,872,759
	South Korea – 9.4%
7,210	Coway Co., Ltd.	451,251
5,728	Ecopro BM Co., Ltd. (c)	2,413,108
11,530	Hana Financial Group, Inc.	407,854
49,476	Hankook Tire & Technology Co., Ltd.	1,652,322
11,941	Hanwha Solutions Corp. (b)	356,598
9,639	Hyundai Glovis Co., Ltd.	1,362,231
4,229	Hyundai Mobis Co., Ltd.	905,388
2,675	Hyundai Motor Co.	470,305
22,596	Hyundai Steel Co.	779,336
50,949	Industrial Bank of Korea	441,451
19,765	Kia Corp.	1,366,715
45,432	Korea Electric Power Corp.	844,624
6,199	Korea Investment Holdings Co., Ltd.	420,828
4,254	Korea Zinc Co., Ltd.	1,828,639
49,230	KT Corp.	1,267,245
19,765	KT&G Corp.	1,313,510
14,152	Kumho Petrochemical Co., Ltd. (c)	1,976,220
14,943	L&F Co., Ltd.	2,795,645
28,761	LG Corp.	1,957,321
112,921	LG Display Co., Ltd. (b)	2,336,788
106,993	LG Uplus Corp.	1,224,063
11,076	Lotte Chemical Corp.	2,021,865
6,484	POSCO	1,497,252
7,220	Samsung Electronics Co., Ltd.	475,563
83,751	Samsung Engineering Co., Ltd. (b)	1,613,374
20,775	SK Hynix, Inc.	2,289,401
26,341	SK Telecom Co., Ltd.	1,282,981
12,662	SKC Co., Ltd. (c)	1,858,691
14,590	S-Oil Corp.	1,051,830
45,920	Woori Financial Group, Inc.	490,586
		39,152,985
	Spain – 0.9%
2,686,439	Banco de Sabadell S.A. (b)	1,810,026

See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Spain (Continued)
145,252	CaixaBank S.A.	$399,202
385,328	Telefonica S.A.	1,689,857
		3,899,085
	Sweden – 7.1%
61,532	AddLife AB, Class B	2,597,143
12,767	Avanza Bank Holding AB	469,356
45,330	Beijer Ref AB	992,763
56,009	Boliden AB	2,169,402
73,712	Castellum AB (c)	1,988,777
32,400	EQT AB	1,767,690
11,300	Getinge AB, Class B	494,083
72,662	Industrivarden AB, Class C	2,284,508
104,494	Investor AB, Class B	2,633,686
63,930	Kinnevik AB, Class B (b)	2,283,416
33,498	Lifco AB, Class B	1,003,509
48,382	Lundin Energy AB	1,737,452
142,894	Nibe Industrier AB, Class B	2,162,497
407,674	Samhallsbyggnadsbolaget i Norden AB	2,996,581
46,205	Sinch AB (b) (d) (e)	588,543
419,730	SSAB AB, Class B (b)	2,118,577
17,902	Thule Group AB (d) (e)	1,085,666
		29,373,649
	Switzerland – 1.6%
1,768	Bachem Holding AG, Class B	1,389,254
47,828	Clariant AG	997,292
9,337	Holcim Ltd.	476,585
1,320	Kuehne + Nagel International AG	426,479
3,743	PSP Swiss Property AG	467,053
501	Straumann Holding AG	1,065,010
3,416	VAT Group AG (d) (e)	1,703,501
		6,525,174
	United Kingdom – 7.8%
130,743	3i Group PLC	2,564,254
655,504	abrdn PLC	2,137,403
51,111	Anglo American PLC	2,086,508
5,935	Ashtead Group PLC	477,340
101,482	Barratt Developments PLC	1,027,460
98,470	BP PLC	440,504
1,773,608	Centrica PLC (b)	1,716,477
19,596	Endeavour Mining PLC	442,954
147,079	Frasers Group PLC (b)	1,534,897
85,768	Fresnillo PLC	1,036,463
36,324	Future PLC	1,883,071
112,222	Howden Joinery Group PLC	1,368,905
41,318	Inchcape PLC	508,647
117,412	J Sainsbury PLC	438,310
479,389	JD Sports Fashion PLC	1,413,254
398,328	Kingfisher PLC	1,823,968
357,624	Legal & General Group PLC	1,440,084
547,837	Marks & Spencer Group PLC (b)	1,715,888
Shares	Description	Value

	United Kingdom (Continued)
23,031	Prudential PLC	$397,308
27,280	Rio Tinto PLC	1,806,363
478,227	Rolls-Royce Holdings PLC (b)	795,407
397,785	Royal Mail PLC	2,724,415
111,179	St. James’s Place PLC	2,533,437
		32,313,317
	Total Common Stocks	401,124,063
	(Cost $373,484,828)
REAL ESTATE INVESTMENT TRUSTS (a) – 2.8%
	Australia – 0.6%
115,832	Dexus	937,122
370,113	GPT (The) Group	1,459,474
		2,396,596
	Canada – 0.9%
38,734	Canadian Apartment Properties REIT	1,836,034
25,417	Granite Real Estate Investment Trust	2,117,832
		3,953,866
	United Kingdom – 1.3%
140,207	Segro PLC	2,726,149
788,085	Tritax Big Box REIT PLC	2,656,114
		5,382,263
	Total Real Estate Investment Trusts	11,732,725
	(Cost $9,334,087)
MONEY MARKET FUNDS – 1.1%
4,536,951	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 0.01% (j) (k)	4,536,951
	(Cost $4,536,951)

See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Portfolio of Investments (Continued)
December 31, 2021
Principal Value	Description	Value
REPURCHASE AGREEMENTS – 0.5%
$2,014,484	BNP Paribas S.A., 0.03% (j), dated 12/31/21, due 1/3/22, with a maturity value of $2,014,489. Collateralized by U.S. Treasury Note, interest rate of 1.50%, due 11/30/28. The value of the collateral including accrued interest is $2,053,889. (k)	$2,014,484
	(Cost $2,014,484)
	Total Investments – 101.2%	419,408,223
	(Cost $389,370,350) (l)
	Net Other Assets and Liabilities – (1.2)%	(4,828,964)
	Net Assets – 100.0%	$414,579,259

(a)	Portfolio securities are categorized based upon their country of incorporation.
(b)	Non-income producing security.
(c)	All or a portion of this security is on loan (see Note 2F - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $6,193,585 and the total value of the collateral held by the Fund is $6,551,435.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(e)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(f)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At December 31, 2021, securities noted as such are valued at $390,463 or 0.1% of net assets.
(g)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(h)	This issuer has filed for protection in bankruptcy court.
(i)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(j)	Rate shown reflects yield as of December 31, 2021.
(k)	This security serves as collateral for securities on loan.
(l)	Aggregate cost for federal income tax purposes was $395,744,531. As of December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $44,094,805 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $20,431,113. The net unrealized appreciation was $23,663,692.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Japan	$ 96,240,637	$ 95,850,174	$ 390,463	$ —
Portugal	518,388	518,388	—	—**
Other Country Categories*	304,365,038	304,365,038	—	—
Real Estate Investment Trusts*	11,732,725	11,732,725	—	—
Money Market Funds	4,536,951	4,536,951	—	—
Repurchase Agreements	2,014,484	—	2,014,484	—
Total Investments	$ 419,408,223	$ 417,003,276	$ 2,404,947	$—**

*	See Portfolio of Investments for country breakout.
**	Investment is valued at $0.
Level 3 Common Stocks are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. The Level 3 Common Stocks values are based on unobservable and non-quantitative inputs.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2E – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Portfolio of Investments (Continued)
December 31, 2021
Security Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$6,193,585
Non-cash Collateral (2)	(6,193,585)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities (3)	$2,014,484
Non-cash Collateral (4)	(2,014,484)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2021, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Currency Exposure Diversification	% of Total Investments
Japanese Yen	23.0%
Euro	21.7
Canadian Dollar	11.4
British Pound Sterling	9.9
South Korean Won	9.3
Swedish Krona	7.0
Australian Dollar	6.2
Hong Kong Dollar	2.7
Norwegian Krone	2.3
Israeli Shekel	1.6
United States Dollar	1.6
Swiss Franc	1.6
Danish Krone	0.8
New Zealand Dollar	0.5
Singapore Dollar	0.4
Total	100.0%

See Notes to Financial Statements

First Trust Emerging Markets AlphaDEX® Fund (FEM)
Portfolio of Investments
December 31, 2021
Shares	Description	Value
COMMON STOCKS (a) – 99.0%
	Bermuda – 1.9%
3,722,440	CGN New Energy Holdings Co., Ltd. (b)	$3,895,468
4,732,078	Kunlun Energy Co., Ltd.	4,436,200
		8,331,668
	Brazil – 9.3%
453,257	Braskem S.A., Class A (Preference Shares)	4,689,623
278,925	Cia de Saneamento Basico do Estado de Sao Paulo	2,012,066
1,150,227	Cia Energetica de Minas Gerais (Preference Shares)	2,707,267
936,174	Cia Siderurgica Nacional S.A.	4,200,177
3,377,838	CSN Mineracao S.A.	4,087,366
992,484	Gerdau S.A. (Preference Shares)	4,857,292
725,545	JBS S.A.	4,943,345
987,741	Petroleo Brasileiro S.A. (Preference Shares)	5,045,104
915,603	TIM S.A.	2,161,612
282,219	Vale S.A.	3,950,053
458,008	Vibra Energia S.A.	1,759,672
		40,413,577
	Cayman Islands – 8.4%
103,580	Baidu, Inc., Class A (c)	1,920,817
639,580	China Conch Venture Holdings Ltd.	3,125,084
3,835,014	China Hongqiao Group Ltd.	4,047,703
1,232,000	China Lesso Group Holdings Ltd.	1,769,581
4,093,398	China Resources Cement Holdings Ltd.	3,092,012
233,015	China Resources Land Ltd.	980,166
3,380,940	China State Construction International Holdings Ltd.	4,201,487
558,460	Chinasoft International Ltd.	727,659
954,271	Country Garden Holdings Co., Ltd.	846,876
1,089,930	Kingboard Holdings Ltd.	5,304,595
3,776,138	Logan Group Co., Ltd.	2,886,263
2,466,789	Seazen Group Ltd.	1,667,188
13,405	Silergy Corp.	2,434,674
1,852,168	Sunac China Holdings Ltd.	2,798,127
122,640	Zhongsheng Group Holdings Ltd.	956,263
		36,758,495
	China – 25.3%
6,524,001	Aluminum Corp. of China Ltd., Class H (c)	3,606,061
8,005,492	Angang Steel Co., Ltd., Class H	3,562,537
732,008	Anhui Conch Cement Co., Ltd., Class H	3,656,496
1,663,625	Bank of Communications Co., Ltd., Class H	1,004,889
Shares	Description	Value

	China (Continued)
94,800	BYD Co., Ltd., Class H	$3,241,233
6,485,480	CGN Power Co., Ltd., Class H (d) (e)	1,971,207
6,458,303	China Coal Energy Co., Ltd., Class H	3,727,115
1,376,998	China Construction Bank Corp., Class H	953,606
1,197,845	China Longyuan Power Group Corp., Ltd., Class H	2,795,850
2,188,200	China National Building Material Co., Ltd., Class H	2,682,790
7,963,285	China Petroleum & Chemical Corp., Class H	3,707,155
3,961,740	China Railway Group Ltd., Class H	2,093,269
17,465,837	China Reinsurance Group Corp., Class H	1,679,935
421,731	China Shenhua Energy Co., Ltd., Class H	988,675
3,940,784	China Suntien Green Energy Corp., Ltd., Class H	3,072,756
15,068,875	China Tower Corp., Ltd., Class H (d) (e)	1,661,962
4,024,300	COSCO SHIPPING Energy Transportation Co., Ltd., Class H	1,532,811
1,931,010	COSCO SHIPPING Holdings Co., Ltd., Class H (b) (f)	3,744,365
15,370,820	Datang International Power Generation Co., Ltd., Class H	3,469,377
2,983,381	Dongfang Electric Corp., Ltd., Class H (b)	5,019,777
5,529,163	Dongfeng Motor Group Co., Ltd., Class H	4,594,902
1,071,160	Great Wall Motor Co., Ltd., Class H	3,681,552
9,516,388	Huadian Power International Corp., Ltd., Class H	4,149,472
7,337,320	Huaneng Power International, Inc., Class H	4,902,493
2,146,108	Huaxin Cement Co., Ltd., Class B	3,948,839
2,317,401	Inner Mongolia ERDOS Resources Co., Ltd., Class B	4,764,576
973,526	Jiangsu Expressway Co., Ltd., Class H	997,553
2,035,820	Legend Holdings Corp., Class H (d) (e)	3,007,694
10,823,920	Maanshan Iron & Steel Co., Ltd., Class H	3,970,018
16,010,548	Metallurgical Corp. of China Ltd., Class H	4,086,026
2,022,520	Orient Securities Co., Ltd., Class H (d) (e)	1,727,464
6,247,675	PetroChina Co., Ltd., Class H	2,780,288

See Notes to Financial Statements

First Trust Emerging Markets AlphaDEX® Fund (FEM)
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	China (Continued)
2,036,153	PICC Property & Casualty Co., Ltd., Class H	$1,663,381
263,675	Shanghai Baosight Software Co., Ltd., Class B	1,272,759
378,629	Sinopharm Group Co., Ltd., Class H	823,534
5,023,300	Sinotrans Ltd., Class H	1,610,538
1,874,457	Xinjiang Goldwind Science & Technology Co., Ltd., Class H (b)	3,658,744
2,085,935	Yankuang Energy Group Co., Ltd., Class H	4,146,430
1,102,564	Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	694,268
		110,652,397
	Hong Kong – 6.9%
987,064	Beijing Enterprises Holdings Ltd.	3,405,175
3,920,540	China Everbright Environment Group Ltd.	3,147,473
2,300,909	China Merchants Port Holdings Co., Ltd.	4,190,151
1,732,957	China Overseas Land & Investment Ltd.	4,102,620
9,304,188	China Power International Development Ltd.	6,264,402
1,711,154	China Resources Power Holdings Co., Ltd.	5,727,584
973,255	Far East Horizon Ltd.	863,723
811,522	Fosun International Ltd.	875,262
4,269,560	Sun Art Retail Group Ltd. (b)	1,713,836
		30,290,226
	Hungary – 1.1%
592,076	MOL Hungarian Oil & Gas PLC	4,598,478
	India – 13.2%
49,911	Adani Enterprises Ltd.	1,147,772
366,203	Ambuja Cements Ltd.	1,859,695
16,353	Apollo Hospitals Enterprise Ltd.	1,102,891
1,643,009	Ashok Leyland Ltd.	2,706,460
303,300	Aurobindo Pharma Ltd.	2,996,252
12,362	Bajaj Finserv Ltd.	2,728,347
722,122	Bharat Electronics Ltd.	2,039,526
508,650	Bharat Petroleum Corp., Ltd.	2,637,485
212,934	Bharti Airtel Ltd. (c)	1,958,741
175,652	DLF Ltd.	922,617
461,311	GAIL India Ltd.	801,787
131,690	Grasim Industries Ltd.	2,873,912
160,097	Havells India Ltd.	3,008,725
750,876	Hindalco Industries Ltd.	4,803,605
43,034	Larsen & Toubro Ltd.	1,097,564
17,455	Mindtree Ltd.	1,122,407
47,204	Mphasis Ltd.	2,156,944
Shares	Description	Value

	India (Continued)
323,515	State Bank of India	$2,003,917
439,653	Tata Motors Ltd. (c)	2,853,121
1,846,374	Tata Power (The) Co., Ltd.	5,488,031
284,260	Tata Steel Ltd.	4,250,192
67,784	Titan Co., Ltd.	2,300,086
1,018,992	Vedanta Ltd.	4,677,164
		57,537,241
	Indonesia – 0.6%
1,302,228	Gudang Garam Tbk PT	2,795,873
	Malaysia – 1.5%
2,015,200	Hartalega Holdings Bhd	2,771,746
426,600	Tenaga Nasional Bhd	956,420
4,305,700	Top Glove Corp. Bhd	2,676,851
		6,405,017
	Mexico – 2.5%
1,397,769	Grupo Bimbo S.A.B. de C.V., Series A	4,306,867
860,492	Grupo Carso S.A.B. de C.V., Series A1	2,748,884
333,451	Industrias Penoles S.A.B. de C.V.	3,843,835
		10,899,586
	Philippines – 0.2%
258,150	International Container Terminal Services, Inc.	1,012,502
	Poland – 2.0%
23,601	Dino Polska S.A. (c) (d) (e)	2,151,483
19,083	mBank S.A. (c)	2,051,737
238,989	Polski Koncern Naftowy ORLEN S.A.	4,409,476
		8,612,696
	Russia – 3.3%
77,312,477	Inter RAO UES PJSC	4,399,029
11,819	Magnit PJSC	856,494
4,192,807	Magnitogorsk Iron & Steel Works PJSC	3,877,392
265,995,395	RusHydro PJSC	2,628,471
408,037	Tatneft PJSC	2,719,748
		14,481,134
	South Africa – 8.6%
109,647	Aspen Pharmacare Holdings Ltd.	1,544,347
75,770	Bidvest Group (The) Ltd.	900,824
690,716	FirstRand Ltd.	2,635,427
432,593	Impala Platinum Holdings Ltd.	6,108,154
89,839	Kumba Iron Ore Ltd.	2,593,914
420,279	MTN Group Ltd. (c)	4,502,405
5,238,934	Old Mutual Ltd.	4,306,874
327,992	Remgro Ltd.	2,699,476
232,358	Sanlam Ltd.	865,565
208,145	Sasol Ltd. (c)	3,383,091
83,085	Shoprite Holdings Ltd.	1,089,099

See Notes to Financial Statements

First Trust Emerging Markets AlphaDEX® Fund (FEM)
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	South Africa (Continued)
1,596,365	Sibanye Stillwater Ltd.	$4,918,828
207,468	Standard Bank Group Ltd.	1,822,880
		37,370,884
	Taiwan – 10.3%
603,168	Asia Cement Corp.	965,784
253,500	Asustek Computer, Inc.	3,445,115
7,791,562	AU Optronics Corp.	6,449,083
656,825	Catcher Technology Co., Ltd.	3,715,369
1,425,079	Cathay Financial Holding Co., Ltd.	3,219,266
3,873,835	China Development Financial Holding Corp.	2,450,288
436,576	Evergreen Marine Corp. Taiwan Ltd.	2,248,602
1,792,979	Fubon Financial Holding Co., Ltd.	4,944,674
8,089,468	Innolux Corp.	5,730,783
50,933	momo.com, Inc.	2,991,511
126,451	Nan Ya Printed Circuit Board Corp.	2,614,305
1,916,665	Ruentex Development Co., Ltd.	4,419,822
429,744	United Microelectronics Corp.	1,009,627
230,164	Yang Ming Marine Transport Corp. (c)	1,006,609
		45,210,838
	Thailand – 1.3%
1,297,100	Charoen Pokphand Foods PCL	990,153
2,113,300	PTT Global Chemical PCL	3,716,700
83,300	Siam Cement (The) PCL	962,544
		5,669,397
	Turkey – 2.6%
2,532,423	Enka Insaat ve Sanayi A.S.	2,882,931
2,107,058	Eregli Demir ve Celik Fabrikalari T.A.S.	4,485,203
1,938,688	KOC Holding A.S.	4,159,042
		11,527,176
	Total Common Stocks	432,567,185
	(Cost $406,391,354)
REAL ESTATE INVESTMENT TRUSTS (a) – 0.6%
	Mexico – 0.6%
2,600,231	Fibra Uno Administracion S.A. de C.V.	2,750,653
	(Cost $3,200,366)
RIGHTS (a) – 0.0%
	Cayman Islands – 0.0%
117,466	Seazen Group Ltd. (g) (h)	0
	(Cost $0)
Shares	Description	Value
MONEY MARKET FUNDS – 1.3%
5,795,019	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 0.01% (i) (j)	$5,795,019
	(Cost $5,795,019)
Principal Value	Description	Value
REPURCHASE AGREEMENTS – 0.6%
$2,573,088	BNP Paribas S.A., 0.03% (i), dated 12/31/21, due 1/3/22, with a maturity value of $2,573,095. Collateralized by U.S. Treasury Note, interest rate of 1.50%, due 11/30/28. The value of the collateral including accrued interest is $2,623,420. (j)	2,573,088
	(Cost $2,573,088)
	Total Investments – 101.5%	443,685,945
	(Cost $417,959,827) (k)
	Net Other Assets and Liabilities – (1.5)%	(6,771,011)
	Net Assets – 100.0%	$436,914,934

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	All or a portion of this security is on loan (see Note 2F - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $7,341,645 and the total value of the collateral held by the Fund is $8,368,107.
(c)	Non-income producing security.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(e)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(f)	Non-income producing security which makes payment-in-kind (“PIK”) distributions. For the fiscal year ended December 31, 2021, the Fund received 799,257 PIK shares of COSCO SHIPPING Holdings Co., Ltd.

See Notes to Financial Statements

First Trust Emerging Markets AlphaDEX® Fund (FEM)
Portfolio of Investments (Continued)
December 31, 2021
(g)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At December 31, 2021, securities noted as such are valued at $0 or 0.0% of net assets.
(h)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(i)	Rate shown reflects yield as of December 31, 2021.
(j)	This security serves as collateral for securities on loan.
(k)	Aggregate cost for federal income tax purposes was $419,941,362. As of December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $58,715,014 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $34,970,431. The net unrealized appreciation was $23,744,583.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Thailand	$ 5,669,397	$ —	$ 5,669,397	$ —
Other Country Categories*	426,897,788	426,897,788	—	—
Real Estate Investment Trusts*	2,750,653	2,750,653	—	—
Rights*	—**	—	—**	—
Money Market Funds	5,795,019	5,795,019	—	—
Repurchase Agreements	2,573,088	—	2,573,088	—
Total Investments	$ 443,685,945	$ 435,443,460	$ 8,242,485	$—

*	See Portfolio of Investments for country breakout.
**	Investment is valued at $0.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2E – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Security Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$7,341,645
Non-cash Collateral (2)	(7,341,645)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:
Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities (3)	$2,573,088
Non-cash Collateral (4)	(2,573,088)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2021, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Currency Exposure Diversification	% of Total Investments
Hong Kong Dollar	39.1%
Indian Rupee	13.0
New Taiwan Dollar	10.7
Brazilian Real	9.1
South African Rand	8.4
United States Dollar	4.1
Russian Ruble	3.3
Mexican Peso	3.1
Turkish Lira	2.6
Polish Zloty	2.0
Malaysian Ringgit	1.5
Thai Baht	1.3
Hungarian Forint	1.0
Indonesian Rupiah	0.6
Philippine Peso	0.2
Total	100.0%

See Notes to Financial Statements

First Trust Germany AlphaDEX® Fund (FGM)
Portfolio of Investments
December 31, 2021
Shares	Description	Value
COMMON STOCKS – 100.0%
	Air Freight & Logistics – 4.1%
63,939	Deutsche Post AG	$4,115,804
	Auto Components – 1.7%
12,699	Hella GmbH & Co., KGaA	896,384
94,282	Schaeffler AG (Preference Shares)	782,509
		1,678,893
	Automobiles – 15.5%
41,065	Bayerische Motoren Werke AG	4,137,129
59,829	Daimler AG	4,603,914
40,588	Porsche Automobil Holding SE (Preference Shares)	3,855,716
13,892	Volkswagen AG (Preference Shares)	2,807,031
		15,403,790
	Banks – 3.8%
490,478	Commerzbank AG (a)	3,735,199
	Capital Markets – 1.7%
133,536	Deutsche Bank AG (a)	1,675,075
	Chemicals – 11.5%
53,875	Covestro AG (b) (c)	3,324,448
25,937	Evonik Industries AG	840,698
17,882	FUCHS PETROLUB SE (Preference Shares)	812,718
63,431	LANXESS AG	3,935,783
16,921	Wacker Chemie AG	2,535,216
		11,448,863
	Diversified Telecommunication Services – 8.5%
164,723	Deutsche Telekom AG	3,056,856
1,318,671	Telefonica Deutschland Holding AG	3,664,690
42,547	United Internet AG	1,692,485
		8,414,031
	Electrical Equipment – 0.7%
5,642	Varta AG (d)	735,481
	Food & Staples Retailing – 3.5%
44,737	HelloFresh SE (a)	3,440,020
	Health Care Equipment & Supplies – 6.1%
18,006	Carl Zeiss Meditec AG	3,789,394
3,342	Sartorius AG (Preference Shares)	2,264,657
		6,054,051
	Health Care Providers & Services – 3.4%
20,945	Fresenius Medical Care AG & Co., KGaA	1,362,554
Shares	Description	Value

	Health Care Providers & Services (Continued)
50,018	Fresenius SE & Co., KGaA	$2,015,870
		3,378,424
	Household Products – 0.7%
8,238	Henkel AG & Co., KGaA (Preference Shares)	667,219
	Independent Power & Renewable Electricity Producers – 2.3%
47,232	Uniper SE	2,247,738
	Insurance – 1.0%
21,274	Talanx AG	1,030,338
	Internet & Direct Marketing Retail – 2.9%
35,974	Zalando SE (a) (b) (c)	2,913,638
	Life Sciences Tools & Services – 2.8%
57,560	Evotec SE (a)	2,785,112
	Machinery – 2.7%
17,795	Jungheinrich AG (Preference Shares)	909,251
16,322	KION Group AG	1,792,849
		2,702,100
	Media – 1.4%
87,453	ProSiebenSat.1 Media SE	1,394,909
	Multi-Utilities – 2.9%
72,007	RWE AG	2,928,324
	Pharmaceuticals – 3.5%
13,609	Merck KGaA	3,517,103
	Real Estate Management & Development – 11.8%
96,599	Grand City Properties S.A.	2,296,340
30,198	LEG Immobilien SE	4,218,478
82,232	TAG Immobilien AG	2,304,016
53,816	Vonovia SE	2,971,571
		11,790,405
	Textiles, Apparel & Luxury Goods – 1.8%
14,590	Puma SE	1,785,652
	Trading Companies & Distributors – 2.6%
28,061	Brenntag SE	2,542,378

See Notes to Financial Statements

First Trust Germany AlphaDEX® Fund (FGM)
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Wireless Telecommunication Services – 3.1%
113,723	1&1 AG	$3,109,957
	Total Common Stocks	99,494,504
	(Cost $94,918,409)
MONEY MARKET FUNDS – 0.5%
475,007	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 0.01% (e) (f)	475,007
	(Cost $475,007)
Principal Value	Description	Value
REPURCHASE AGREEMENTS – 0.2%
$210,911	BNP Paribas S.A., 0.03% (e), dated 12/31/21, due 1/3/22, with a maturity value of $210,912. Collateralized by U.S. Treasury Note, interest rate of 1.50%, due 11/30/28. The value of the collateral including accrued interest is $215,037. (f)	210,911
	(Cost $210,911)
	Total Investments – 100.7%	100,180,422
	(Cost $95,604,327) (g)
	Net Other Assets and Liabilities – (0.7)%	(683,223)
	Net Assets – 100.0%	$99,497,199

(a)	Non-income producing security.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(c)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	All or a portion of this security is on loan (see Note 2F - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $656,354 and the total value of the collateral held by the Fund is $685,918.
(e)	Rate shown reflects yield as of December 31, 2021.
(f)	This security serves as collateral for securities on loan.
(g)	Aggregate cost for federal income tax purposes was $96,543,180. As of December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $8,759,477 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $5,122,235. The net unrealized appreciation was $3,637,242.

	Total Value at 12/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 99,494,504	$ 99,494,504	$ —	$ —
Money Market Funds	475,007	475,007	—	—
Repurchase Agreements	210,911	—	210,911	—
Total Investments	$ 100,180,422	$ 99,969,511	$ 210,911	$—

*	See Portfolio of Investments for industry breakout.

Security Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$656,354
Non-cash Collateral (2)	(656,354)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:
Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities (3)	$210,911
Non-cash Collateral (4)	(210,911)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2021, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

See Notes to Financial Statements

First Trust Germany AlphaDEX® Fund (FGM)
Portfolio of Investments (Continued)
December 31, 2021
Country Allocation†	% of Net Assets
Germany	97.7%
Luxembourg	2.3
United States	0.7
Total Investments	100.7
Net Other Assets and Liabilities	(0.7)
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.
See Notes to Financial Statements

First Trust United Kingdom AlphaDEX® Fund (FKU)
Portfolio of Investments
December 31, 2021
Shares	Description	Value
COMMON STOCKS – 93.9%
	Aerospace & Defense – 0.5%
60,826	BAE Systems PLC	$452,656
	Air Freight & Logistics – 1.9%
274,952	Royal Mail PLC	1,883,136
	Banks – 4.1%
371,101	Barclays PLC	939,308
2,040,142	Lloyds Banking Group PLC	1,319,966
312,514	NatWest Group PLC	954,718
137,750	Standard Chartered PLC	836,049
		4,050,041
	Beverages – 1.4%
12,147	Coca-Cola HBC AG	420,082
18,348	Diageo PLC	1,002,338
		1,422,420
	Biotechnology – 0.4%
6,402	Genus PLC	427,899
	Capital Markets – 13.1%
135,343	3i Group PLC	2,654,474
585,819	abrdn PLC	1,910,181
149,948	IG Group Holdings PLC	1,650,082
59,796	Intermediate Capital Group PLC	1,775,755
550,666	Investec PLC	3,000,050
85,989	St. James’s Place PLC	1,959,432
		12,949,974
	Chemicals – 1.7%
4,309	Croda International PLC	590,243
41,330	Johnson Matthey PLC	1,144,578
		1,734,821
	Containers & Packaging – 0.8%
151,957	DS Smith PLC	789,405
	Diversified Financial Services – 1.1%
416,139	M&G PLC	1,123,714
	Diversified Telecommunication Services – 1.9%
818,335	BT Group PLC	1,878,033
	Electric Utilities – 2.4%
105,803	SSE PLC	2,361,527
	Food & Staples Retailing – 3.5%
467,276	J Sainsbury PLC	1,744,384
427,245	Tesco PLC	1,676,484
		3,420,868
	Food Products – 1.6%
172,001	Tate & Lyle PLC	1,539,818
Shares	Description	Value

	Health Care Equipment & Supplies – 1.0%
395,903	ConvaTec Group PLC (a) (b)	$1,035,042
	Hotels, Restaurants & Leisure – 2.1%
90,952	Entain PLC (c)	2,071,909
	Household Durables – 4.9%
228,362	Barratt Developments PLC	2,312,063
9,800	Bellway PLC	442,514
12,763	Berkeley Group Holdings PLC	824,898
32,202	Persimmon PLC	1,244,845
		4,824,320
	Industrial Conglomerates – 0.4%
5,365	DCC PLC	439,339
	Insurance – 4.8%
312,899	Aviva PLC	1,738,144
334,225	Direct Line Insurance Group PLC	1,262,169
123,259	Legal & General Group PLC	496,341
140,825	Phoenix Group Holdings PLC	1,245,088
		4,741,742
	Internet & Direct Marketing Retail – 0.2%
6,402	ASOS PLC (c)	207,190
	IT Services – 1.3%
54,206	Softcat PLC	1,323,604
	Leisure Products – 0.4%
2,785	Games Workshop Group PLC	375,833
	Machinery – 2.7%
92,301	IMI PLC	2,168,854
2,332	Spirax-Sarco Engineering PLC	506,615
		2,675,469
	Media – 5.6%
50,689	Future PLC	2,627,767
505,797	ITV PLC (c)	756,849
76,509	Pearson PLC	635,022
97,777	WPP PLC	1,481,614
		5,501,252
	Metals & Mining – 9.3%
33,768	Anglo American PLC	1,378,513
14,907	BHP Group PLC	443,801
107,268	Evraz PLC	873,479
123,450	Fresnillo PLC	1,491,831
414,072	Glencore PLC	2,101,472
81,702	Polymetal International PLC	1,450,358
21,826	Rio Tinto PLC	1,445,223
		9,184,677

See Notes to Financial Statements

First Trust United Kingdom AlphaDEX® Fund (FKU)
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Multiline Retail – 2.0%
230,714	B&M European Value Retail S.A.	$1,979,874
	Multi-Utilities – 0.5%
34,482	National Grid PLC	494,642
	Paper & Forest Products – 0.8%
33,405	Mondi PLC	825,632
	Pharmaceuticals – 3.7%
7,313	AstraZeneca PLC	858,993
21,797	Dechra Pharmaceuticals PLC	1,571,052
22,370	GlaxoSmithKline PLC	486,461
25,962	Hikma Pharmaceuticals PLC	779,776
		3,696,282
	Specialty Retail – 3.6%
518,250	JD Sports Fashion PLC	1,527,818
435,548	Kingfisher PLC	1,994,400
		3,522,218
	Textiles, Apparel & Luxury Goods – 0.4%
15,369	Burberry Group PLC	378,089
	Tobacco – 3.9%
45,359	British American Tobacco PLC	1,678,251
101,963	Imperial Brands PLC	2,230,964
		3,909,215
	Trading Companies & Distributors – 9.3%
23,677	Ashtead Group PLC	1,904,292
13,291	Bunzl PLC	519,012
32,801	Diploma PLC	1,497,982
61,713	Electrocomponents PLC	1,007,392
9,478	Ferguson PLC	1,681,233
77,765	Howden Joinery Group PLC	948,592
76,871	Travis Perkins PLC	1,617,438
		9,175,941
	Water Utilities – 1.0%
65,171	United Utilities Group PLC	960,631
	Wireless Telecommunications Services – 1.6%
1,046,692	Vodafone Group PLC	1,590,443
	Total Common Stocks	92,947,656
	(Cost $90,065,650)
REAL ESTATE INVESTMENT TRUSTS – 5.6%
	Equity Real Estate Investment Trusts – 5.6%
145,050	Segro PLC	2,820,315
Shares	Description	Value

	Equity Real Estate Investment Trusts (Continued)
808,747	Tritax Big Box REIT PLC	$2,725,752
	Total Real Estate Investment Trusts	5,546,067
	(Cost $4,933,373)
	Total Investments – 99.5%	98,493,723
	(Cost $94,999,023) (d)
	Net Other Assets and Liabilities – 0.5%	449,079
	Net Assets – 100.0%	$98,942,802

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(b)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(c)	Non-income producing security.
(d)	Aggregate cost for federal income tax purposes was $95,539,884. As of December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $6,100,099 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $3,146,260. The net unrealized appreciation was $2,953,839.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 92,947,656	$ 92,947,656	$ —	$ —
Real Estate Investment Trusts*	5,546,067	5,546,067	—	—
Total Investments	$ 98,493,723	$ 98,493,723	$—	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust United Kingdom AlphaDEX® Fund (FKU)
Portfolio of Investments (Continued)
December 31, 2021
Country Allocation†	% of Net Assets
United Kingdom	87.8%
Jersey	6.8
Isle Of Man (U.K.)	2.1
Luxembourg	2.0
Ireland	0.4
Switzerland	0.4
Total Investments	99.5
Net Other Assets and Liabilities	0.5
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.

See Notes to Financial Statements

First Trust India NIFTY 50 Equal Weight ETF (NFTY)
Portfolio of Investments
December 31, 2021
Shares	Description	Value
COMMON STOCKS – 102.4%
	Automobiles – 12.4%
29,722	Bajaj Auto Ltd.	$1,299,164
38,058	Eicher Motors Ltd.	1,326,988
39,043	Hero MotoCorp Ltd.	1,293,158
112,553	Mahindra & Mahindra Ltd.	1,267,545
12,936	Maruti Suzuki India Ltd.	1,292,362
196,581	Tata Motors Ltd. (a)	1,275,709
		7,754,926
	Banks – 12.3%
139,756	Axis Bank Ltd. (a)	1,275,719
64,621	HDFC Bank Ltd.	1,286,063
128,293	ICICI Bank Ltd.	1,277,396
110,711	IndusInd Bank Ltd.	1,322,757
53,185	Kotak Mahindra Bank Ltd.	1,285,057
204,679	State Bank of India	1,267,823
75,422	YES Bank Ltd. Lock-In (a) (b) (c)	13,900
		7,728,715
	Chemicals – 4.0%
28,026	Asian Paints Ltd.	1,275,438
123,923	UPL Ltd.	1,245,471
		2,520,909
	Construction & Engineering – 2.0%
49,696	Larsen & Toubro Ltd.	1,267,476
	Construction Materials – 6.2%
58,200	Grasim Industries Ltd.	1,270,117
3,533	Shree Cement Ltd.	1,282,651
12,746	UltraTech Cement Ltd.	1,301,603
		3,854,371
	Consumer Finance – 2.1%
13,668	Bajaj Finance Ltd.	1,282,907
	Diversified Financial Services – 2.1%
5,863	Bajaj Finserv Ltd.	1,293,990
	Electric Utilities – 2.0%
459,135	Power Grid Corp. of India Ltd.	1,262,479
	Food Products – 6.2%
26,586	Britannia Industries Ltd.	1,289,679
4,877	Nestle India Ltd.	1,292,848
129,855	Tata Consumer Products Ltd.	1,298,713
		3,881,240
	Independent Power & Renewable Electricity Producers – 2.0%
760,662	NTPC Ltd.	1,272,961
Shares	Description	Value

	Insurance – 4.1%
146,969	HDFC Life Insurance Co., Ltd. (d) (e)	$1,284,225
80,161	SBI Life Insurance Co., Ltd. (d) (e)	1,289,725
		2,573,950
	IT Services – 10.2%
73,525	HCL Technologies Ltd.	1,304,715
49,999	Infosys Ltd.	1,269,722
25,468	Tata Consultancy Services Ltd.	1,280,789
52,266	Tech Mahindra Ltd.	1,258,950
133,813	Wipro Ltd.	1,287,715
		6,401,891
	Life Sciences Tools & Services – 2.1%
20,860	Divi’s Laboratories Ltd.	1,312,792
	Metals & Mining – 6.1%
206,042	Hindalco Industries Ltd.	1,318,120
143,604	JSW Steel Ltd.	1,267,185
83,727	Tata Steel Ltd.	1,251,867
		3,837,172
	Oil, Gas & Consumable Fuels – 10.1%
248,155	Bharat Petroleum Corp., Ltd.	1,286,749
634,183	Coal India Ltd.	1,246,003
840,589	Indian Oil Corp., Ltd.	1,260,844
676,689	Oil & Natural Gas Corp., Ltd.	1,296,289
39,359	Reliance Industries Ltd.	1,253,881
		6,343,766
	Personal Products – 2.1%
40,881	Hindustan Unilever Ltd.	1,297,968
	Pharmaceuticals – 6.2%
101,144	Cipla Ltd.	1,284,579
19,899	Dr. Reddy’s Laboratories Ltd.	1,313,561
115,812	Sun Pharmaceutical Industries Ltd.	1,317,567
		3,915,707
	Textiles, Apparel & Luxury Goods – 2.2%
39,666	Titan Co., Ltd.	1,345,970
	Thrifts & Mortgage Finance – 2.0%
36,797	Housing Development Finance Corp., Ltd.	1,280,323
	Tobacco – 2.0%
428,985	ITC Ltd.	1,258,349

See Notes to Financial Statements

First Trust India NIFTY 50 Equal Weight ETF (NFTY)
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Transportation Infrastructure – 2.0%
129,446	Adani Ports & Special Economic Zone Ltd.	$1,271,724
	Wireless Telecommunication Services – 2.0%
138,811	Bharti Airtel Ltd. (a)	1,276,897
	Total Investments – 102.4%	64,236,483
	(Cost $54,351,069) (f)
	Net Other Assets and Liabilities – (2.4)%	(1,533,153)
	Net Assets – 100.0%	$62,703,330

(a)	Non-income producing security.
(b)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(c)	This security has a lock-in period of 3 years from commencement of the YES Bank Ltd. Reconstruction Scheme 2020 (the “Scheme”), which was effective March 13, 2020. Shares to the extent of 75% held by existing shareholders as on the date of commencement of the Scheme are locked in for a period of three years. The lock-in period does not apply to shareholders holding less than 100 shares (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(e)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(f)	Aggregate cost for federal income tax purposes was $54,531,123. As of December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $10,493,215 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $787,855. The net unrealized appreciation was $9,705,360.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 64,236,483	$ 64,236,483	$ —	$ —

*	See Portfolio of Investments for industry breakout.

Country Allocation†	% of Net Assets
India	102.4%
Total Investments	102.4
Net Other Assets and Liabilities	(2.4)
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.

See Notes to Financial Statements

First Trust Switzerland AlphaDEX® Fund (FSZ)
Portfolio of Investments
December 31, 2021
Shares	Description	Value
COMMON STOCKS – 99.3%
	Banks – 0.7%
8,468	Banque Cantonale Vaudoise	$657,961
	Building Products – 2.5%
3,041	Geberit AG	2,486,999
	Capital Markets – 10.5%
290,400	Credit Suisse Group AG	2,827,512
23,308	Julius Baer Group Ltd.	1,564,951
502	Partners Group Holding AG	833,269
198,767	UBS Group AG	3,581,820
19,519	Vontobel Holding AG	1,711,554
		10,519,106
	Chemicals – 8.6%
191,205	Clariant AG	3,986,935
326	Givaudan S.A.	1,714,434
6,979	Sika AG	2,912,001
		8,613,370
	Construction Materials – 2.6%
50,713	Holcim Ltd.	2,588,522
	Containers & Packaging – 3.1%
111,956	SIG Combibloc Group AG	3,128,182
	Diversified Telecommunication Services – 3.8%
6,660	Swisscom AG	3,761,234
	Electric Utilities – 4.8%
36,533	BKW AG	4,755,063
	Electrical Equipment – 3.4%
89,664	ABB Ltd.	3,434,234
	Food Products – 2.5%
327	Barry Callebaut AG	795,250
742	Emmi AG	876,199
6,107	Nestle S.A.	854,122
		2,525,571
	Health Care Equipment & Supplies – 6.8%
27,529	Medmix AG (a) (b) (c)	1,364,365
6,065	Sonova Holding AG	2,381,538
1,431	Straumann Holding AG	3,041,974
		6,787,877
	Insurance – 9.4%
14,630	Baloise Holding AG	2,393,912
21,215	Helvetia Holding AG	2,500,539
4,694	Swiss Life Holding AG	2,879,660
3,792	Zurich Insurance Group AG	1,666,283
		9,440,394
Shares	Description	Value

	Life Sciences Tools & Services – 6.0%
6,421	Bachem Holding AG, Class B	$5,045,474
1,535	Tecan Group AG	935,791
		5,981,265
	Machinery – 12.2%
4,503	Daetwyler Holding AG	1,986,618
513	Georg Fischer AG	779,746
15,860	SFS Group AG	2,196,589
27,529	Sulzer AG	2,714,531
9,150	VAT Group AG (b) (c)	4,562,950
		12,240,434
	Marine – 3.6%
11,112	Kuehne + Nagel International AG	3,590,181
	Pharmaceuticals – 4.2%
16,690	Novartis AG	1,470,449
4,038	Roche Holding AG	1,679,989
5,876	Vifor Pharma AG	1,046,292
		4,196,730
	Real Estate Management & Development – 6.8%
23,955	PSP Swiss Property AG	2,989,117
38,324	Swiss Prime Site AG	3,770,574
		6,759,691
	Technology Hardware, Storage & Peripherals – 2.7%
31,384	Logitech International S.A.	2,647,939
	Textiles, Apparel & Luxury Goods – 5.1%
25,141	Cie Financiere Richemont S.A., Class A	3,778,599
4,434	Swatch Group (The) AG	1,357,645
		5,136,244
	Total Investments – 99.3%	99,250,997
	(Cost $80,477,646) (d)
	Net Other Assets and Liabilities – 0.7%	691,829
	Net Assets – 100.0%	$99,942,826

(a)	Non-income producing security.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).

See Notes to Financial Statements

First Trust Switzerland AlphaDEX® Fund (FSZ)
Portfolio of Investments (Continued)
December 31, 2021
(c)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	Aggregate cost for federal income tax purposes was $80,851,907. As of December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $20,157,686 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,758,596. The net unrealized appreciation was $18,399,090.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 99,250,997	$ 99,250,997	$ —	$ —

*	See Portfolio of Investments for industry breakout.

Country Allocation†	% of Net Assets
Switzerland	99.3%
Total Investments	99.3
Net Other Assets and Liabilities	0.7
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.

See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments
December 31, 2021
Shares	Description	Value
COMMON STOCKS (a) – 94.3%
	Australia – 3.7%
325	ARB Corp., Ltd.	$12,416
31,913	Beach Energy Ltd.	29,255
9,878	Champion Iron Ltd. (b)	39,096
4,893	City Chic Collective Ltd. (b)	19,579
742	Clinuvel Pharmaceuticals Ltd.	14,689
1,261	Dicker Data Ltd.	13,615
13,364	Dubber Corp Ltd. (b)	26,544
7,525	GrainCorp Ltd., Class A	45,222
5,254	Iluka Resources Ltd.	38,608
1,674	Lovisa Holdings Ltd.	24,468
1,102	McMillan Shakespeare Ltd.	9,685
2,391	Novonix Ltd. (b)	15,987
3,035	Pinnacle Investment Management Group Ltd.	34,469
35,738	Ramelius Resources Ltd.	40,822
31,649	Regis Resources Ltd.	44,901
2,902	Sandfire Resources Ltd.	13,893
35,605	Silver Lake Resources Ltd. (b)	45,980
12,328	Uniti Group Ltd. (b)	39,913
		509,142
	Austria – 0.5%
1,614	Semperit AG Holding	53,840
1,287	UNIQA Insurance Group AG	11,825
		65,665
	Belgium – 0.7%
551	Bekaert S.A.	24,553
540	Gimv N.V.	32,768
895	KBC Ancora	42,837
		100,158
	Bermuda – 3.3%
10,446	BW LPG Ltd. (c) (d)	59,367
7,062	BW Offshore Ltd.	21,331
31,500	First Pacific Co., Ltd.	11,594
3,210	FLEX LNG Ltd.	71,807
8,436	Gulf Keystone Petroleum Ltd.	20,485
16,000	Johnson Electric Holdings Ltd.	33,898
21,250	Kerry Logistics Network Ltd.	51,943
17,350	Kerry Properties Ltd.	45,169
123,500	Pacific Basin Shipping Ltd.	45,297
18,000	PAX Global Technology Ltd.	12,742
114,400	Skyworth Group Ltd. (b)	80,105
		453,738
	Canada – 12.1%
11,370	Advantage Energy Ltd. (b)	66,605
1,642	Alaris Equity Partners Income	24,391
21,168	Argonaut Gold, Inc. (b)	40,162
1,087	ATS Automation Tooling Systems, Inc. (b)	43,172
1,255	AutoCanada, Inc. (b)	42,364
13,444	B2Gold Corp.	52,928
21,092	Baytex Energy Corp. (b) (e)	65,196
Shares	Description	Value

	Canada (Continued)
10,380	Birchcliff Energy Ltd.	$53,010
20,213	Bombardier, Inc., Class B (b)	26,845
4,179	Canaccord Genuity Group, Inc.	49,820
2,616	Canfor Corp. (b)	66,302
2,952	Capstone Mining Corp. (b)	13,022
1,132	CI Financial Corp.	23,661
5,124	Corus Entertainment, Inc., Class B	19,282
12,460	Crescent Point Energy Corp.	66,489
315	Docebo, Inc. (b)	21,135
7,640	Dundee Precious Metals, Inc. (e)	47,231
1,394	ECN Capital Corp.	5,885
8,704	Equinox Gold Corp. (b)	58,901
5,071	IAMGOLD Corp. (b)	15,795
2,326	Interfor Corp.	74,490
664	Linamar Corp.	39,332
3,881	Martinrea International, Inc.	35,283
5,886	MEG Energy Corp. (b)	54,442
1,247	Methanex Corp.	49,330
14,157	NuVista Energy Ltd. (b)	77,895
3,100	Paramount Resources Ltd., Class A	60,262
646	Parex Resources, Inc.	11,036
7,380	Peyto Exploration & Development Corp.	55,133
1,176	Stelco Holdings, Inc.	38,321
22,811	Tamarack Valley Energy Ltd. (b)	69,428
5,748	Torex Gold Resources, Inc. (b)	59,754
3,108	Turquoise Hill Resources Ltd. (b)	51,106
3,281	Uni-Select, Inc. (b)	66,764
5,812	Vermilion Energy, Inc. (b)	73,055
33,076	Western Forest Products, Inc.	55,172
		1,672,999
	Cayman Islands – 2.0%
40,800	China High Speed Transmission Equipment Group Co., Ltd. (b)	29,406
12,000	IGG, Inc.	10,665
117,400	Jiayuan International Group Ltd.	39,597
62,000	Lee & Man Paper Manufacturing Ltd.	43,096
22,500	Pacific Textiles Holdings Ltd.	10,619
18,000	Towngas China Co., Ltd.	15,651
120,000	Truly International Holdings Ltd.	49,092
69,000	United Laboratories International Holdings (The) Ltd.	38,582
90,500	Value Partners Group Ltd.	45,148
		281,856
	Denmark – 0.3%
209	cBrain A/S	9,023
76	Chemometec A/S	9,692
1,218	Matas A/S	23,215
		41,930

See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	France – 1.7%
4,961	Derichebourg S.A. (b)	$57,328
603	Eramet S.A. (b)	49,395
175	Fnac Darty S.A.	11,456
504	IPSOS	23,670
245	Nexans S.A.	23,946
584	Societe BIC S.A.	31,462
772	Vicat S.A.	31,641
27	Virbac S.A.	13,049
		241,947
	Germany – 3.4%
55	Amadeus Fire AG	11,396
758	Aurubis AG	75,994
657	Bilfinger SE	22,365
701	Draegerwerk AG & Co., KGaA (Preference Shares)	44,094
1,389	GFT Technologies SE	72,981
508	Hornbach Baumarkt AG	27,559
177	Hornbach Holding AG & Co. KGaA	26,701
4,576	Kloeckner & Co., SE (b)	55,849
787	PVA TePla AG (b)	37,542
1,018	Salzgitter AG (b)	36,416
2,105	SGL Carbon SE (b)	18,429
697	VERBIO Vereinigte BioEnergie AG	47,850
		477,176
	Greece – 0.1%
3,231	FF Group (b) (f) (g) (h)	8,828
	Ireland – 0.2%
1,336	Grafton Group PLC	22,297
	Israel – 1.7%
460	Delta Galil Industries Ltd.	31,663
1,110	Harel Insurance Investments & Financial Services Ltd.	12,618
148	Israel (The) Corp., Ltd. (b)	64,028
2,780	Menora Mivtachim Holdings Ltd.	65,830
39,094	Migdal Insurance & Financial Holding Ltd.	64,521
		238,660
	Italy – 2.5%
7,191	Anima Holding S.p.A (c) (d)	36,759
1,776	Banca IFIS S.p.A	34,515
3,500	El.En. S.p.A.	62,082
735	Illimity Bank S.p.A. (b)	11,021
5,886	Maire Tecnimont S.p.A.	27,877
17,254	OVS S.p.A. (b) (c) (d)	50,288
35,242	Saras S.p.A. (b)	22,100
254	Sesa S.p.A.	50,144
549	Tinexta S.p.A.	23,851
Shares	Description	Value

	Italy (Continued)
13,492	Webuild S.p.A.	$31,950
		350,587
	Japan – 29.7%
2,000	ADEKA Corp.	44,632
800	Alpen Co., Ltd.	14,855
2,900	Arcland Sakamoto Co., Ltd.	41,321
600	Asahi Holdings, Inc.	10,693
3,400	Avex, Inc.	42,622
3,000	Belluna Co., Ltd.	18,491
300	BML, Inc.	9,324
5,000	Citizen Watch Co., Ltd.	21,647
2,500	Cosmo Energy Holdings Co., Ltd.	48,857
1,500	Daicel Corp.	10,367
1,200	DeNA Co., Ltd.	18,475
900	Dowa Holdings Co., Ltd.	37,829
3,600	EDION Corp.	33,581
300	Eizo Corp.	10,523
800	Electric Power Development Co., Ltd.	10,620
500	eRex Co., Ltd.	8,872
2,200	Exedy Corp.	31,844
3,200	FCC Co., Ltd.	41,645
9,700	Fujikura Ltd. (b)	47,644
200	Fujimi, Inc.	13,475
3,100	G-7 Holdings, Inc.	45,491
1,000	Genky DrugStores Co., Ltd.	53,377
1,600	GLOBERIDE, Inc.	43,954
100	GMO Financial Gate, Inc.	24,385
2,100	Gree, Inc.	15,463
1,300	H.U. Group Holdings, Inc.	33,000
400	Hanwa Co., Ltd.	11,336
600	Heiwado Co., Ltd.	10,072
500	Hioki EE Corp.	38,164
1,000	Hitachi Transport System Ltd.	46,944
4,800	Hokkaido Electric Power Co., Inc.	21,407
7,500	Hokuetsu Corp.	46,879
6,300	IDOM, Inc.	39,597
3,000	Inabata & Co., Ltd.	43,736
3,500	Itoham Yonekyu Holdings, Inc.	20,021
1,300	Jaccs Co., Ltd.	33,475
900	Jafco Group Co., Ltd.	51,795
800	Japan Aviation Electronics Industry Ltd.	13,847
1,200	Japan Petroleum Exploration Co., Ltd.	26,143
200	JMDC, Inc. (b)	14,918
1,000	Joshin Denki Co., Ltd.	18,604
2,600	JTEKT Corp.	22,716
800	Kadokawa Corp.	20,843
1,000	Kanamoto Co., Ltd.	20,951
1,400	Kandenko Co., Ltd.	10,430
500	Kintetsu World Express, Inc.	12,997

See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Japan (Continued)
1,100	Ki-Star Real Estate Co., Ltd.	$85,395
5,600	Kobe Steel Ltd.	28,090
700	Kohnan Shoji Co., Ltd.	20,599
1,400	Komeri Co., Ltd.	31,121
4,400	K’s Holdings Corp.	42,764
300	Kureha Corp.	21,438
2,100	KYB Corp.	58,876
800	Kyokuto Kaihatsu Kogyo Co., Ltd.	10,627
1,100	Link and Motivation, Inc.	5,259
1,500	Megachips Corp.	67,156
600	Megmilk Snow Brand Co., Ltd.	10,380
200	Midac Holdings Co., Ltd.	7,076
1,700	Mirait Holdings Corp.	28,035
1,500	Mitsubishi Logistics Corp.	37,621
1,200	Mitsubishi Materials Corp.	20,603
800	Mitsui High-Tec, Inc.	78,380
2,000	Mitsui Mining & Smelting Co., Ltd.	54,508
1,000	Mizuno Corp.	19,508
200	Money Forward, Inc. (b)	12,032
2,300	Nextage Co., Ltd.	47,528
2,900	NGK Spark Plug Co., Ltd.	50,497
4,800	NHK Spring Co., Ltd.	40,810
1,100	Nikkon Holdings Co., Ltd.	20,713
1,000	Nippon Electric Glass Co., Ltd.	25,637
1,100	Nippon Paper Industries Co., Ltd.	10,385
1,000	Nippon Pillar Packing Co., Ltd.	32,339
300	Nippon Steel Trading Corp.	13,092
2,000	Nippon Suisan Kaisha Ltd.	9,441
1,000	Nippon Television Holdings, Inc.	10,154
400	Nishio Rent All Co., Ltd.	9,987
3,600	Nissha Co., Ltd.	52,265
6,000	Nisshinbo Holdings, Inc.	45,640
2,900	Nitto Kogyo Corp.	40,085
2,200	Nojima Corp.	46,054
1,000	NOK Corp.	10,884
700	Noritz Corp.	10,211
1,600	NS United Kaiun Kaisha Ltd.	48,613
1,000	Oisix ra daichi, Inc. (b)	26,906
3,100	Okamura Corp.	34,657
1,735	Okinawa Electric Power (The) Co., Inc.	21,946
1,900	Outsourcing, Inc.	25,602
5,400	Pacific Industrial Co., Ltd.	57,037
1,400	PAL GROUP Holdings Co., Ltd.	20,885
2,000	Pasona Group, Inc.	57,376
1,400	Pressance Corp.	25,498
4,400	Rengo Co., Ltd.	33,278
1,200	Resorttrust, Inc.	19,602
800	S Foods, Inc.	24,202
1,600	SAMTY Co., Ltd.	30,559
800	Sanken Electric Co., Ltd.	43,884
2,100	Sanyo Special Steel Co., Ltd.	37,151
Shares	Description	Value

	Japan (Continued)
900	Sato Holdings Corp.	$17,221
1,500	SBS Holdings, Inc.	42,576
100	SHIFT, Inc. (b)	20,742
500	Showa Sangyo Co., Ltd.	11,558
9,000	SKY Perfect JSAT Holdings, Inc.	32,861
2,600	Snow Peak, Inc.	71,877
2,120	Sojitz Corp.	31,847
200	SRE Holdings Corp. (b)	12,623
400	Sumitomo Heavy Industries Ltd.	9,698
1,200	Sumitomo Osaka Cement Co., Ltd.	36,877
3,600	Sumitomo Rubber Industries Ltd.	36,679
2,800	SWCC Showa Holdings Co., Ltd.	40,480
2,200	Taiheiyo Cement Corp.	43,472
1,900	Tama Home Co., Ltd.	38,172
700	TBS Holdings, Inc.	10,156
4,000	Tokai Rika Co., Ltd.	53,829
2,400	Tokuyama Corp.	38,140
900	Tokyo Electron Device Ltd.	51,404
2,600	Topcon Corp.	37,498
4,800	Topre Corp.	49,698
900	Toridoll Holdings Corp.	19,451
500	Totetsu Kogyo Co., Ltd.	10,897
1,600	Towa Pharmaceutical Co., Ltd.	39,837
1,900	Toyo Seikan Group Holdings Ltd.	22,678
600	Toyo Tire Corp.	9,358
2,900	Toyoda Gosei Co., Ltd.	63,077
2,600	Toyota Boshoku Corp.	50,992
300	Transcosmos, Inc.	8,554
3,500	TS Tech Co., Ltd.	43,024
400	Tsubakimoto Chain Co.	10,988
1,700	Ube Industries Ltd.	29,528
600	Ulvac, Inc.	37,555
1,800	Usen-Next Holdings Co., Ltd.	47,023
11,600	VT Holdings Co., Ltd.	47,094
2,700	Yamada Holdings Co., Ltd.	9,225
1,100	Yokogawa Bridge Holdings Corp.	21,000
3,200	Yokohama Rubber (The) Co., Ltd.	51,270
800	Zeon Corp.	9,229
		4,098,436
	Jersey – 0.5%
26,731	Centamin PLC	32,137
8,341	Man Group PLC	25,673
10,107	Petrofac Ltd. (b)	15,773
		73,583
	Luxembourg – 0.2%
2,023	ADLER Group S.A. (c) (d)	25,105
	Mauritius – 0.3%
199,100	Golden Agri-Resources Ltd.	36,197

See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Netherlands – 0.7%
815	CM.com N.V. (b) (c)	$25,795
18,062	Koninklijke BAM Groep N.V. (b)	55,316
12,141	MFE-MediaForEurope N.V., Class B	17,209
1,590	SRH N.V. (b) (f) (g) (h)	0
		98,320
	New Zealand – 0.3%
41,118	Argosy Property Ltd.	45,059
	Norway – 0.8%
5,170	Aker Solutions ASA (b)	13,726
2,444	Crayon Group Holding ASA (b) (c) (d)	50,786
2,676	Elkem ASA (c) (d)	9,061
1,604	Entra ASA (c) (d)	36,118
		109,691
	Portugal – 0.3%
32,732	Sonae SGPS S.A.	37,377
	Singapore – 1.4%
6,800	Frencken Group Ltd.	9,941
5,000	iFAST Corp., Ltd.	31,166
113,800	Japfa Ltd.	51,090
70,100	Riverstone Holdings Ltd.	36,413
11,425	UMS Holdings Ltd.	12,887
22,600	Yangzijiang Shipbuilding Holdings Ltd.	22,472
28,100	Yanlord Land Group Ltd.	23,146
		187,115
	South Korea – 20.2%
361	AfreecaTV Co., Ltd.	61,556
2,053	Ananti, Inc. (b)	18,220
1,043	Bioneer Corp. (b)	42,641
4,616	BNK Financial Group, Inc.	32,618
52	Chunbo Co., Ltd.	15,249
1,389	Cosmo AM&T Co., Ltd. (b)	53,924
2,542	Creative & Innovative System (b) (e)	30,793
538	Daejoo Electronic Materials Co., Ltd. (b)	48,245
1,119	Daesang Corp.	21,933
2,039	Daewoo Engineering & Construction Co., Ltd. (b)	9,897
2,628	Daishin Securities Co., Ltd	41,230
855	DB Insurance Co., Ltd.	38,839
356	Dentium Co., Ltd.	20,903
433	Devsisters Co., Ltd.	38,319
1,370	DGB Financial Group, Inc.	10,810
44	DI Dong Il Corp.	10,253
406	DL E&C Co., Ltd. (b)	40,643
717	DL Holdings Co., Ltd.	36,732
Shares	Description	Value

	South Korea (Continued)
584	Dong-A Socio Holdings Co., Ltd.	$56,496
2,965	Dongkuk Steel Mill Co., Ltd.	39,658
595	Dongwha Enterprise Co., Ltd. (b)	49,452
295	Dongwon Industries Co., Ltd.	56,332
273	Doosan Co., Ltd. (b)	27,099
220	Duk San Neolux Co., Ltd. (b)	10,419
701	Ecopro Co., Ltd.	69,289
165	E-MART, Inc.	20,959
391	F&F Holdings Co., Ltd.	10,953
1,916	Foosung Co., Ltd. (b)	37,232
912	GS Holdings Corp.	29,997
1,030	Handsome Co., Ltd.	30,846
3,422	Hankook & Co. Co., Ltd.	45,195
118	Hansol Chemical Co., Ltd.	30,325
1,084	Hanwha Aerospace Co., Ltd. (b)	43,770
2,876	Harim Holdings Co., Ltd.	22,863
93	Hyosung Advanced Materials Corp. (b)	46,627
152	Hyosung Chemical Corp. (b)	38,807
21	Hyosung TNC Corp.	9,204
979	Hyundai Electric & Energy System Co., Ltd. (b)	16,389
575	Hyundai Home Shopping Network Corp.	30,667
1,061	Innox Advanced Materials Co., Ltd.	41,190
3,046	JB Financial Group Co., Ltd.	21,396
163	KCC Corp.	43,192
986	KCC Glass Corp.	49,684
124	KIWOOM Securities Co., Ltd.	11,161
681	Kolon Industries, Inc.	40,617
539	Korea Electric Terminal Co., Ltd.	34,596
1,118	Korea Gas Corp. (b)	36,773
316	Korea Petrochemical Ind. Co., Ltd.	48,646
65	LG Innotek Co., Ltd.	19,903
1,046	LIG Nex1 Co., Ltd.	60,362
447	LOTTE Fine Chemical Co., Ltd.	28,202
214	LS Corp.	9,739
7,151	LX Holdings Corp. (b)	60,156
1,966	LX International Corp.	43,744
564	MegaStudyEdu Co., Ltd.	39,094
2,226	Meritz Fire & Marine Insurance Co., Ltd.	62,824
253	OCI Co., Ltd.	22,134
819	Orion Holdings Corp.	10,989
406	Osstem Implant Co., Ltd. (b)	48,737
816	People & Technology, Inc. (b)	30,066
2,042	Poongsan Corp.	53,509
2,276	Posco International Corp.	42,983
568	Samsung Securities Co., Ltd.	21,454
383	Samyang Corp.	20,201
488	Samyang Holdings Corp.	40,313

See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	South Korea (Continued)
531	Seah Besteel Corp.	$8,889
488	SIMMTECH Co., Ltd.	18,740
853	SK Discovery Co., Ltd.	33,295
422	SK Gas Ltd.	45,262
1,495	SL Corp.	39,238
761	Solus Advanced Materials Co., Ltd. (b)	57,167
3,503	Ssangyong Motor Co. (b) (f) (g)	8,163
37	Taekwang Industrial Co., Ltd.	32,463
9,729	Tongyang Life Insurance Co., Ltd.	54,016
605	TSE Co., Ltd.	37,509
517	Unid Co., Ltd.	43,708
972	Wemade Co., Ltd. (e)	145,463
41	Young Poong Corp.	22,591
3,338	Yuanta Securities Korea Co., Ltd. (b)	11,288
		2,794,841
	Spain – 0.2%
2,136	Indra Sistemas SA (b)	23,151
533	Let’s GOWEX S.A. (b) (f) (g) (h) (i)	0
		23,151
	Sweden – 2.1%
578	BICO Group AB (b)	17,769
1,284	Bufab AB	63,517
1,384	Bure Equity AB	67,116
1,465	Hexatronic Group AB	81,711
500	Instalco AB (c)	24,037
644	Mekonomen AB (b)	11,196
228	MIPS AB (c)	29,950
		295,296
	Switzerland – 1.3%
99	Comet Holding AG	36,560
261	Rieter Holding AG (b)	50,699
248	Swissquote Group Holding S.A.	54,570
324	Zehnder Group AG	33,104
		174,933
	United Kingdom – 4.1%
4,583	Babcock International Group PLC (b)	19,764
33,438	Capita PLC (b)	16,520
9,000	CMC Markets PLC (c) (d)	32,099
13,019	Ferrexpo PLC	52,760
578	Greggs PLC	26,107
11,844	Indivior PLC (b)	41,201
30,428	IP Group PLC	50,988
459	Kainos Group PLC	11,910
401	Liontrust Asset Management PLC	11,941
2,541	Molten Ventures PLC (b)	35,013
Shares	Description	Value

	United Kingdom (Continued)
1,429	Morgan Sindall Group PLC	$48,742
1,651	Oxford Biomedica PLC (b)	27,487
2,466	Reach PLC	9,429
6,358	Redde Northgate PLC	37,565
1,276	Redrow PLC	12,104
12,716	Serco Group PLC	23,167
14,721	Serica Energy PLC	48,021
4,407	SThree PLC	27,678
1,394	Vistry Group PLC	22,340
3,913	Volex PLC	18,246
		573,082
	Total Common Stocks	13,037,169
	(Cost $12,677,159)
REAL ESTATE INVESTMENT TRUSTS (a) – 5.2%
	Australia – 3.2%
8,960	Abacus Property Group	24,706
24,772	Aventus Group	64,882
21,318	Centuria Industrial REIT	64,987
16,097	Charter Hall Long Wale REIT	59,142
7,952	Charter Hall Retail REIT	24,646
13,327	Charter Hall Social Infrastructure REIT	40,045
39,758	Cromwell Property Group	25,166
15,403	Growthpoint Properties Australia Ltd.	48,860
17,670	Shopping Centres Australasia Property Group	38,182
23,167	Waypoint REIT	47,700
		438,316
	Canada – 0.8%
6,400	Artis Real Estate Investment Trust	60,410
2,793	Summit Industrial Income REIT	51,888
		112,298
	Japan – 0.2%
45	Star Asia Investment Corp.	24,763
	New Zealand – 0.3%
27,525	Goodman Property Trust	48,638
	Singapore – 0.2%
33,900	ARA LOGOS Logistics Trust	22,640
	United Kingdom – 0.5%
28,940	Warehouse Reit PLC (c)	69,256
	Total Real Estate Investment Trusts	715,911
	(Cost $668,300)

See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
MONEY MARKET FUNDS – 1.1%
151,856	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 0.01% (j) (k)	$151,856
	(Cost $151,856)
Principal Value	Description	Value
REPURCHASE AGREEMENTS – 0.5%
$67,426	BNP Paribas S.A., 0.03% (j), dated 12/31/21, due 1/3/22, with a maturity value of $67,426. Collateralized by U.S. Treasury Note, interest rate of 1.50%, due 11/30/28. The value of the collateral including accrued interest is $68,745. (k)	67,426
	(Cost $67,426)
	Total Investments – 101.1%	13,972,362
	(Cost $13,564,741) (l)
	Net Other Assets and Liabilities – (1.1)%	(155,559)
	Net Assets – 100.0%	$13,816,803

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	All or a portion of this security is on loan (see Note 2F - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $210,839 and the total value of the collateral held by the Fund is $219,282.
(f)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At December 31, 2021, securities noted as such are valued at $16,991 or 0.1% of net assets.
(g)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(h)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(i)	This issuer has filed for protection in bankruptcy court.
(j)	Rate shown reflects yield as of December 31, 2021.
(k)	This security serves as collateral for securities on loan.
(l)	Aggregate cost for federal income tax purposes was $13,744,096. As of December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,117,769 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $889,503. The net unrealized appreciation was $228,266.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Greece	$ 8,828	$ —	$ —	$ 8,828
Netherlands	98,320	98,320	—	—**
South Korea	2,794,841	2,786,678	8,163	—
Spain	23,151	23,151	—	—**
Other Country Categories*	10,112,029	10,112,029	—	—
Real Estate Investment Trusts*	715,911	715,911	—	—
Money Market Funds	151,856	151,856	—	—
Repurchase Agreements	67,426	—	67,426	—
Total Investments	$ 13,972,362	$ 13,887,945	$ 75,589	$ 8,828

*	See Portfolio of Investments for country breakout.
**	Investment is valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. The Level 3 investments values are based on unobservable and non-quantitative inputs.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2E – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio of Investments (Continued)
December 31, 2021
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Security Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$210,839
Non-cash Collateral (2)	(210,839)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:
Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities (3)	$67,426
Non-cash Collateral (4)	(67,426)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2021, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Currency Exposure Diversification	% of Total Investments
Japanese Yen	29.5%
South Korean Won	20.0
Canadian Dollar	12.8
Euro	10.2
Australian Dollar	6.8
British Pound Sterling	5.4
Hong Kong Dollar	4.0
Swedish Krona	2.1
Norwegian Krone	1.9
Singapore Dollar	1.8
Israeli Shekel	1.7
United States Dollar	1.6
Swiss Franc	1.2
New Zealand Dollar	0.7
Danish Krone	0.3
Total	100.0%
See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Portfolio of Investments
December 31, 2021
Shares	Description	Value
COMMON STOCKS (a) – 99.1%
	Bermuda – 3.2%
1,259,000	BOE Varitronix Ltd. (b)	$1,617,839
3,109,215	China Oriental Group Co., Ltd.	937,045
8,920,554	Gemdale Properties & Investment Corp., Ltd.	949,537
187,079	Shenzhen International Holdings Ltd.	194,335
5,592,371	Sinofert Holdings Ltd.	839,119
		4,537,875
	Brazil – 12.1%
196,168	Bradespar S.A. (Preference Shares)	880,115
96,805	BRF S.A. (c)	391,391
152,823	Cia Brasileira de Distribuicao	596,202
380,065	Cia de Saneamento de Minas Gerais-Copasa	867,258
273,742	Cia de Saneamento do Parana	942,125
215,662	Cia de Transmissao de Energia Electrica Paulista (Preference Shares)	941,247
116,990	Cia Ferro Ligas da Bahia-Ferbasa (Preference Shares)	1,025,395
540,339	Cia Paranaense de Energia, Class B (Preference Shares)	624,737
364,229	Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	1,031,873
71,417	EDP - Energias do Brasil S.A.	268,487
283,446	Embraer S.A. (c)	1,263,039
210,977	Empreendimentos Pague Menos S.A. (c)	354,153
475,081	Enauta Participacoes S.A.	1,135,247
885,962	JHSF Participacoes S.A.	887,553
173,764	Mahle-Metal Leve S.A.	960,849
255,500	Marfrig Global Foods S.A.	1,012,367
105,574	Metalurgica Gerdau S.A. (Preference Shares)	215,697
256,935	Neoenergia S.A.	747,280
209,628	Petro Rio S.A. (c)	777,919
111,309	Randon SA Implementos e Participacoes (Preference Shares)	217,222
287,759	SIMPAR S.A.	603,416
73,171	Transmissora Alianca de Energia Eletrica S.A.	477,779
406,707	Usinas Siderurgicas de Minas Gerais S.A., Class A (Preference Shares)	1,106,944
		17,328,295
	Cayman Islands – 12.6%
498,000	361 Degrees International Ltd. (c)	255,465
772,000	Agile Group Holdings Ltd.	418,793
Shares	Description	Value

	Cayman Islands (Continued)
7,225	Alchip Technologies, Ltd.	$266,364
1,518,012	Asia Cement China Holdings Corp.	969,497
502,776	C&D International Investment Group Ltd. (b)	1,060,030
912,000	China Aoyuan Group Ltd.	164,913
11,019,150	China Dongxiang Group Co., Ltd.	960,946
1,843,000	China Everbright Greentech, Ltd. (b) (d) (e)	692,524
1,823,000	China Harmony Auto Holding Ltd. (b)	1,152,591
11,550	China Metal Recycling Holdings Ltd. (c) (f) (g) (h)	0
1,517,000	China Risun Group Ltd. (d)	920,213
1,372,484	China SCE Group Holdings Ltd.	332,668
3,171,951	China Zhongwang Holdings Ltd. (c) (f) (g)	683,404
1,004,000	CIMC Enric Holdings Ltd. (b)	1,460,120
610,610	CMGE Technology Group Ltd.	242,755
1,523,478	COFCO Joycome Foods, Ltd. (b) (d)	580,276
1,767,254	Kaisa Group Holdings Ltd.	176,781
492,500	KWG Group Holdings Ltd.	322,120
3,985,886	Lonking Holdings Ltd.	1,119,466
319,361	NetDragon Websoft Holdings Ltd.	750,325
960,692	Powerlong Real Estate Holdings Ltd.	502,674
481,813	Ronshine China Holdings Ltd. (d)	185,371
203,433	Sany Heavy Equipment International Holdings Co., Ltd.	196,714
1,601,000	Shui On Land Ltd.	215,587
1,931,489	TCL Electronics Holdings Ltd.	1,003,204
22,148	Tecnoglass, Inc. (b)	580,056
807,262	Tian Lun Gas Holdings Ltd.	871,703
1,073,910	Tianneng Power International Ltd. (b)	1,136,223
578,645	Times China Holdings Ltd.	279,766
534,480	VSTECS Holdings Ltd.	501,061
		18,001,610
	Chile – 2.1%
113,369	CAP S.A.	1,104,416
421,667	Cencosud Shopping S.A.	500,358
17,093,619	Cia Sud Americana de Vapores S.A.	1,468,607
		3,073,381
	China – 4.0%
1,387,545	BAIC Motor Corp., Ltd., Class H (d) (e)	596,120
2,082,000	Beijing Jingneng Clean Energy Co., Ltd., Class H	675,528

See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	China (Continued)
2,619,212	China BlueChemical Ltd., Class H	$728,907
867,049	China Communications Services Corp., Ltd., Class H	422,541
2,691,179	China Datang Corp Renewable Power Co., Ltd., Class H	1,239,022
1,486,745	CSG Holding Co., Ltd., Class B	634,925
626,400	Guangzhou R&F Properties Co., Ltd., Class H (b)	232,965
831,705	Inner Mongolia Yitai Coal Co., Ltd., Class B	726,078
70,860	Lao Feng Xiang Co., Ltd., Class B	241,562
473,207	Sinopec Engineering Group Co., Ltd., Class H	233,644
		5,731,292
	Egypt – 0.4%
926,037	ElSewedy Electric Co.	579,436
	Hong Kong – 1.9%
204,000	China Everbright Ltd.	243,831
785,571	China Overseas Grand Oceans Group Ltd.	398,954
913,433	Poly Property Group Co., Ltd.	240,144
320,861	Shanghai Industrial Holdings Ltd.	467,452
1,910,781	Shenzhen Investment Ltd.	411,682
646,000	Sinotruk Hong Kong Ltd.	994,158
		2,756,221
	India – 3.3%
14,507	BSE Ltd.	374,405
55,386	Central Depository Services India Ltd. (d)	1,117,471
365,465	Firstsource Solutions Ltd.	900,196
476,482	Indiabulls Real Estate Ltd. (c)	1,010,837
956,215	National Aluminium Co., Ltd.	1,299,211
		4,702,120
	Indonesia – 4.7%
5,020,570	Adi Sarana Armada Tbk PT (c)	1,169,500
1,579,867	AKR Corporindo Tbk PT	455,587
3,007,957	Aneka Tambang Tbk PT	474,857
17,078,236	Erajaya Swasembada Tbk PT	718,957
401,646	Indah Kiat Pulp & Paper Tbk PT	220,514
5,438,070	Indika Energy Tbk PT (c)	589,498
331,165	Indo Tambangraya Megah Tbk PT	474,006
5,231,561	Japfa Comfeed Indonesia Tbk PT	631,348
16,498,735	Media Nusantara Citra Tbk PT	1,041,843
11,292,167	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	938,868
		6,714,978
Shares	Description	Value

	Jersey – 0.8%
6,459,576	West China Cement Ltd.	$1,151,491
	Malaysia – 4.8%
6,570,300	Bumi Armada Bhd (c)	741,249
704,500	D&O Green Technologies Bhd	997,732
425,100	Greatech Technology Bhd (c)	686,731
1,665,200	Hong Seng Consolidated Bhd (c)	1,075,225
2,180,600	Kossan Rubber Industries	1,004,981
1,636,300	Lotte Chemical Titan Holding Bhd (d) (e)	942,660
22,200	Malaysian Pacific Industries Bhd	263,032
1,101,000	SKP Resources Bhd	459,851
2,177,876	Supermax Corp. Bhd	768,478
		6,939,939
	Mexico – 1.2%
237,627	Alsea S.A.B. de C.V. (c)	441,703
127,506	Coca-Cola Femsa S.A.B. de C.V.	700,628
273,140	Corp Inmobiliaria Vesta S.A.B. de CV	547,467
		1,689,798
	Philippines – 1.0%
9,144,900	DMCI Holdings, Inc.	1,382,697
	Poland – 1.4%
44,448	Alior Bank S.A. (c)	603,429
141,787	Bank Millennium S.A. (c)	288,385
68,579	Jastrzebska Spolka Weglowa S.A. (c)	593,512
858,361	Tauron Polska Energia S.A. (c)	565,402
		2,050,728
	Russia – 1.7%
378,620,637	Federal Grid Co. Unified Energy System PJSC	817,560
580,351	Mechel PJSC (c)	952,892
41,053,967	ROSSETI PJSC	609,833
		2,380,285
	South Africa – 9.4%
95,470	African Rainbow Minerals Ltd.	1,385,289
88,318	Barloworld Ltd.	833,409
95,455	Distell Group Holdings Ltd. (c)	1,011,158
89,932	Exxaro Resources Ltd.	862,749
385,891	Harmony Gold Mining Co., Ltd.	1,612,823
58,234	Massmart Holdings Ltd. (c)	221,753
866,546	Momentum Metropolitan Holdings	1,030,502
177,873	Motus Holdings Ltd.	1,228,870
244,690	PSG Group Ltd. (c)	1,370,325
243,866	Royal Bafokeng Platinum Ltd.	2,392,290
246,120	Telkom S.A. SOC Ltd. (c)	835,279
183,903	Woolworths Holdings Ltd.	598,507
		13,382,954

See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Taiwan – 19.4%
583,621	Asia Polymer Corp.	$773,113
724,012	China General Plastics Corp.	908,057
281,105	ChipMOS Technologies, Inc.	493,791
518,712	Chun Yuan Steel Industry Co., Ltd.	457,461
51,178	Elite Semiconductor Microelectronics Technology, Inc.	305,215
174,896	Faraday Technology Corp.	1,510,830
129,678	Getac Technology Corp.	261,071
77,239	Gigabyte Technology Co., Ltd.	434,115
570,301	Global Brands Manufacture Ltd.	795,663
26,764	Global Unichip Corp.	566,874
1,157,919	Grand Pacific Petrochemical	1,201,152
327,441	Hannstar Board Corp.	537,312
2,205,379	HannStar Display Corp.	1,442,779
118,138	Holtek Semiconductor, Inc.	480,375
510,484	Kindom Development Co., Ltd.	696,525
132,759	Kinsus Interconnect Technology Corp.	1,118,041
238,165	Long Chen Paper & Packaging Co., Ltd.	210,042
62,077	Lotus Pharmaceutical Co., Ltd.	218,763
936,035	Mitac Holdings Corp.	1,190,893
250,162	Nuvoton Technology Corp.	1,274,907
594,621	Oriental Union Chemical Corp. (c)	481,422
225,230	Pan Jit International, Inc.	871,060
397,295	Pou Chen Corp.	476,030
272,364	Ruentex Industries Ltd.	959,825
105,998	SDI Corp.	672,377
47,718	Shiny Chemical Industrial Co., Ltd.	302,689
112,868	Sigurd Microelectronics Corp.	239,876
743,895	Sunplus Technology Co., Ltd.	1,044,577
605,359	Supreme Electronics Co., Ltd.	1,104,949
139,674	T3EX Global Holdings Corp.	689,106
117,730	Tung Ho Steel Enterprise Corp.	285,527
790,297	UPC Technology Corp.	616,996
711,337	USI Corp.	811,171
463,969	Via Technologies, Inc.	1,440,523
82,262	Wah Lee Industrial Corp.	318,142
443,263	WT Microelectronics Co., Ltd.	1,177,570
879,259	Yieh Phui Enterprise Co., Ltd. (c)	804,036
82,262	Yulon Finance Corp.	520,326
		27,693,181
	Thailand – 5.1%
3,996,100	AP Thailand PCL	1,142,426
296,100	Bangchak Corp. PCL	223,815
1,675,300	Gunkul Engineering PCL	280,847
103,100	Hana Microelectronics PCL	273,143
5,871,700	IRPC PCL	674,969
325,700	Mega Lifesciences PCL	492,377
Shares	Description	Value

	Thailand (Continued)
405,100	Precious Shipping PCL	$201,307
522,500	Regional Container Lines PCL	770,338
10	Siam Global House PCL	6
1,215,200	Sri Trang Agro-Industry PCL	1,127,711
781,600	Sri Trang Gloves Thailand PCL	707,780
826,600	Star Petroleum Refining PCL (c)	242,499
1,628,400	STARK Corp PCL (c)	231,062
1,125,600	Thai Union Group PCL	657,063
442,500	Tipco Asphalt PCL	239,762
		7,265,105
	Turkey – 10.0%
281,303	AG Anadolu Grubu Holding A.S.	836,105
523,483	Aksa Akrilik Kimya Sanayii A.S.	1,356,489
196,499	Arcelik A.S.	718,917
141,209	Aselsan Elektronik Sanayi Ve Ticaret A.S.	222,877
100,726	Coca-Cola Icecek A.S.	674,222
4,208,477	Dogan Sirketler Grubu Holding A.S.	874,844
655,130	Haci Omer Sabanci Holding A.S.	655,180
255,425	Hektas Ticaret TAS (i)	287,109
1,325,833	Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class D (c)	924,044
67,159	Koza Altin Isletmeleri A.S. (c)	587,368
440,200	Koza Anadolu Metal Madencilik Isletmeleri A.S. (c)	599,622
6,644	Otokar Otomotiv Ve Savunma Sanayi A.S.	178,292
1,636,988	Petkim Petrokimya Holding A.S. (c)	965,191
205,568	Tofas Turk Otomobil Fabrikasi A.S.	1,176,317
285,435	Turk Telekomunikasyon A.S.	207,781
278,918	Turkcell Iletisim Hizmetleri A.S.	389,208
93,277	Turkiye Petrol Rafinerileri A.S. (c)	1,088,667
1,044,154	Turkiye Sise ve Cam Fabrikalari A.S.	1,056,072
655,799	Turkiye Vakiflar Bankasi TAO, Class D (c)	182,428
223,630	Ulker Biskuvi Sanayi A.S.	294,646
325,157	Vestel Elektronik Sanayi ve Ticaret A.S.	615,461
1,774,196	Yapi ve Kredi Bankasi A.S.	453,306
		14,344,146
	Total Common Stocks	141,705,532
	(Cost $141,570,808)
REAL ESTATE INVESTMENT TRUSTS (a) – 0.7%
	South Africa – 0.4%
791,639	Fortress REIT Ltd., Class A	620,991

See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS (a) (Continued)
	Turkey – 0.3%
2,388,722	Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	$386,413
	Total Real Estate Investment Trusts	1,007,404
	(Cost $1,208,811)
WARRANTS (a) – 0.0%
	Malaysia – 0.0%
40	Serba Dinamik Holdings Bhd, expiring 12/5/24 (c) (f)	1
	(Cost $0)
MONEY MARKET FUNDS – 2.0%
2,942,074	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 0.01% (j) (k)	2,942,074
	(Cost $2,942,074)
Principal Value	Description	Value
REPURCHASE AGREEMENTS – 0.9%
$1,306,332	BNP Paribas S.A., 0.03% (j) dated 12/31/21, due 1/3/22, with a maturity value of $1,306,335. Collateralized by U.S. Treasury Note, interest rate of 1.50%, due 11/30/28. The value of the collateral including accrued interest is $1,331,885. (k)	1,306,332
	(Cost $1,306,332)
	Total Investments – 102.7%	146,961,343
	(Cost $147,028,025) (l)
	Net Other Assets and Liabilities – (2.7)%	(3,931,277)
	Net Assets – 100.0%	$143,030,066

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	All or a portion of this security is on loan (see Note 2F - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $4,044,449 and the total value of the collateral held by the Fund is $4,248,406.
(c)	Non-income producing security.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(e)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(f)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At December 31, 2021, securities noted as such are valued at $683,405 or 0.5% of net assets.
(g)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(h)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(i)	Non-income producing security that makes payment-in-kind (“PIK”) distributions. For the fiscal year ended December 31, 2021, the Fund received 243,726 PIK shares of Hektas Ticaret TAS.
(j)	Rate shown reflects yield as of December 31, 2021.
(k)	This security serves as collateral for securities on loan.
(l)	Aggregate cost for federal income tax purposes was $149,605,376. As of December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $13,737,995 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $16,382,028. The net unrealized depreciation was $2,644,033.

See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Portfolio of Investments (Continued)
December 31, 2021

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Cayman Islands	$ 18,001,610	$ 17,318,206	$ 683,404	$ —**
Thailand	7,265,105	—	7,265,105	—
Other Country Categories*	116,438,817	116,438,817	—	—
Real Estate Investment Trusts*	1,007,404	1,007,404	—	—
Warrants*	1	—	1	—
Money Market Funds	2,942,074	2,942,074	—	—
Repurchase Agreements	1,306,332	—	1,306,332	—
Total Investments	$ 146,961,343	$ 137,706,501	$ 9,254,842	$—**

*	See Portfolio of Investments for country breakout.
**	Investment is valued at $0.
Level 3 Common Stocks are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 Common Stocks values are based on unobservable and non-quantitative inputs.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2E – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Security Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$4,044,449
Non-cash Collateral (2)	(4,044,449)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:
Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities (3)	$1,306,332
Non-cash Collateral (4)	(1,306,332)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2021, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Currency Exposure Diversification	% of Total Investments
Hong Kong Dollar	20.7%
New Taiwan Dollar	19.0
Brazilian Real	11.8
Turkish Lira	10.0
South African Rand	9.5
Thai Baht	4.9
Malaysian Ringgit	4.7
Indonesian Rupiah	4.6
United States Dollar	4.0
Indian Rupee	3.2
Chilean Peso	2.1
Russian Ruble	1.6
Polish Zloty	1.4
Mexican Peso	1.2
Philippine Peso	0.9
Egyptian Pound	0.4
Total	100.0%

See Notes to Financial Statements

First Trust Eurozone AlphaDEX® ETF (FEUZ)
Portfolio of Investments
December 31, 2021
Shares	Description	Value
COMMON STOCKS (a) – 98.8%
	Austria – 4.9%
6,478	ANDRITZ AG	$334,687
2,782	BAWAG Group AG (b) (c)	171,668
13,501	CA Immobilien Anlagen AG	507,239
16,521	Erste Group Bank AG	777,759
14,675	OMV AG	834,539
20,802	Raiffeisen Bank International AG	612,918
19,119	voestalpine AG	696,543
		3,935,353
	Belgium – 5.1%
1,028	Ackermans & van Haaren N.V.	197,443
6,029	D’ieteren Group	1,177,865
10,442	Etablissements Franz Colruyt N.V.	442,955
2,012	KBC Group N.V.	172,853
35,740	Proximus S.A.D.P.	697,426
2,231	Sofina S.A.	1,097,277
8,966	Umicore S.A.	364,929
		4,150,748
	Finland – 4.8%
29,126	Fortum Oyj	894,987
42,754	Kojamo Oyj	1,033,866
64,360	Nokia Oyj (d)	408,429
5,274	QT Group OYJ (d)	802,194
7,138	Sampo Oyj, Class A	358,059
21,175	Stora Enso Oyj, Class R	389,099
		3,886,634
	France – 22.2%
2,410	Alten S.A.	434,890
2,101	Amundi S.A. (b) (c)	173,539
6,688	Arkema S.A.	943,030
6,637	Atos SE	282,527
19,076	AXA S.A.	568,687
11,049	BNP Paribas S.A.	764,443
122,394	Bollore S.A.	685,580
17,064	Bouygues S.A.	611,768
4,250	Capgemini SE	1,042,724
29,555	Carrefour S.A.	541,907
10,518	Cie de Saint-Gobain	740,877
4,613	Cie Generale des Etablissements Michelin SCA	757,061
22,316	CNP Assurances	552,597
12,820	Credit Agricole S.A.	183,174
3,493	Eiffage S.A.	359,740
56,252	Electricite de France S.A.	661,563
9,242	Elis S.A. (d)	160,145
27,005	Engie S.A.	400,118
925	EssilorLuxottica S.A.	197,185
9,424	Eurazeo SE	824,004
5,565	Ipsen S.A.	510,028
49,127	Orange S.A.	526,479
2,629	Publicis Groupe S.A.	177,193
14,871	Renault S.A. (d)	517,146
Shares	Description	Value

	France (Continued)
36,539	Rexel S.A.	$741,722
1,843	Sanofi	185,863
1,266	Sartorius Stedim Biotech	695,303
12,217	SCOR SE	381,664
22,525	Societe Generale S.A.	774,599
11,115	TotalEnergies SE	564,767
6,315	Valeo S.A.	191,100
17,363	Veolia Environnement S.A.	637,708
70,218	Vivendi SE	950,525
2,555	Wendel SE	306,595
		18,046,251
	Germany – 23.1%
5,601	1&1 AG	153,169
9,252	Bayerische Motoren Werke AG	932,101
1,901	Brenntag SE	172,234
1,616	Continental AG (d)	171,305
12,904	Covestro AG (b) (c)	796,263
9,808	Daimler AG	754,738
9,181	Dermapharm Holding SE	933,414
2,811	Deutsche Post AG	180,946
8,803	Deutsche Telekom AG	163,362
28,983	E.ON SE	402,301
11,232	Evonik Industries AG	364,064
3,716	Evotec SE (d)	179,803
7,549	Fresenius Medical Care AG & Co., KGaA	491,092
11,061	Fresenius SE & Co., KGaA	445,790
11,820	HeidelbergCement AG	800,965
5,746	HelloFresh SE (d)	441,835
8,822	HUGO BOSS AG	537,346
262	Hypoport SE (d)	152,425
3,802	Jungheinrich AG (Preference Shares)	194,267
6,266	LEG Immobilien SE	875,322
2,448	Merck KGaA	632,660
3,377	Nemetschek SE	433,684
8,910	Porsche Automobil Holding SE (Preference Shares)	846,418
38,624	ProSiebenSat.1 Media SE	616,068
20,052	RWE AG	815,459
1,114	Sartorius AG (Preference Shares)	754,886
69,192	Schaeffler AG (Preference Shares)	574,271
24,194	TAG Immobilien AG	677,879
4,152	Talanx AG	201,089
186,914	Telefonica Deutschland Holding AG	519,449
21,241	Uniper SE	1,010,844
9,110	United Internet AG	362,388
3,954	Volkswagen AG (Preference Shares)	798,949
14,754	Vonovia SE	814,675
3,795	Wacker Chemie AG	568,592
		18,770,053

See Notes to Financial Statements

First Trust Eurozone AlphaDEX® ETF (FEUZ)
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Greece – 0.4%
19,204	Hellenic Telecommunications Organization S.A.	$355,395
	Ireland – 1.7%
149,907	Bank of Ireland Group PLC (d)	850,956
21,509	Glanbia PLC	301,203
1,781	Kingspan Group PLC	212,905
		1,365,064
	Italy – 14.6%
345,018	A2A S.p.A.	675,621
16,610	ACEA S.p.A.	354,761
24,983	Assicurazioni Generali S.p.A.	529,896
12,122	Banca Generali S.p.A.	534,785
81,896	Banca Mediolanum S.p.A.	809,311
56,365	Banco BPM S.p.A.	169,413
42,111	Brembo S.p.A.	600,730
38,781	Buzzi Unicem S.p.A	837,787
4,927	De’ Longhi S.p.A.	176,808
844	DiaSorin S.p.A.	160,902
26,528	Eni S.p.A.	369,070
86,620	Hera S.p.A.	361,036
10,939	Interpump Group S.p.A.	802,664
124,838	Intesa Sanpaolo S.p.A.	323,199
55,287	Italgas S.p.A.	380,939
86,109	Leonardo S.p.A. (d)	617,621
60,293	Pirelli & C S.p.A. (b) (c)	419,275
64,185	Poste Italiane S.p.A. (b) (c)	843,281
3,843	Reply S.p.A.	781,858
63,864	Snam S.p.A.	385,359
2,256,113	Telecom Italia S.p.A.	1,115,279
39,951	UniCredit S.p.A.	616,038
		11,865,633
	Luxembourg – 3.5%
15,993	APERAM S.A.	867,430
28,939	ArcelorMittal S.A.	927,295
6,908	Eurofins Scientific SE	855,686
16,844	Tenaris S.A.	176,619
		2,827,030
	Netherlands – 12.1%
6,143	Aalberts N.V.	407,459
24,594	ABN AMRO Bank N.V. (b) (c)	361,652
190	Adyen N.V. (b) (c) (d)	500,012
137,135	Aegon N.V.	685,871
1,331	Airbus SE (d)	170,264
14,187	Arcadis N.V.	683,871
1,811	ASM International N.V.	801,431
711	ASML Holding N.V.	572,055
15,500	ASR Nederland N.V.	714,693
12,574	Davide Campari-Milano N.V.	184,026
3,707	IMCD N.V.	821,716
24,371	ING Groep N.V.	339,671
21,318	Koninklijke Ahold Delhaize N.V.	731,393
Shares	Description	Value

	Netherlands (Continued)
169,221	Koninklijke KPN N.V.	$525,957
4,504	Koninklijke Vopak N.V.	157,936
13,532	NN Group N.V.	733,488
30,005	OCI N.V. (d)	786,379
12,166	STMicroelectronics N.V.	600,718
		9,778,592
	Portugal – 0.8%
26,696	Jeronimo Martins SGPS S.A.	610,907
	Spain – 5.6%
1,069	Acciona S.A.	204,587
80,363	Banco Bilbao Vizcaya Argentaria S.A.	480,340
1,055,299	Banco de Sabadell S.A. (d)	711,023
97,653	Banco Santander S.A.	326,919
60,436	Bankinter S.A.	310,248
228,234	CaixaBank S.A.	627,265
23,923	Enagas S.A.	555,621
17,635	Iberdrola S.A.	209,006
27,110	Repsol S.A.	322,104
189,208	Telefonica S.A. (e)	829,772
		4,576,885
	Total Common Stocks	80,168,545
	(Cost $80,500,220)
REAL ESTATE INVESTMENT TRUSTS (a) – 1.0%
	Belgium – 0.8%
13,127	Warehouses De Pauw CVA	630,384
	France – 0.2%
2,103	Covivio	172,866
	Total Real Estate Investment Trusts	803,250
	(Cost $739,702)
MONEY MARKET FUNDS – 0.0%
25,001	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 0.01% (f) (g)	25,001
	(Cost $25,001)

See Notes to Financial Statements

First Trust Eurozone AlphaDEX® ETF (FEUZ)
Portfolio of Investments (Continued)
December 31, 2021
Principal Value	Description	Value
REPURCHASE AGREEMENTS – 0.0%
$11,101	BNP Paribas S.A., 0.03% (f), dated 12/31/21, due 1/3/22, with a maturity value of $11,101. Collateralized by U.S. Treasury Note, interest rate of 1.50%, due 11/30/28. The value of the collateral including accrued interest is $11,318. (g)	$11,101
	(Cost $11,101)
	Total Investments – 99.8%	81,007,897
	(Cost $81,276,024) (h)
	Net Other Assets and Liabilities – 0.2%	127,456
	Net Assets – 100.0%	$81,135,353

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(c)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	Non-income producing security.
(e)	All or a portion of this security is on loan (see Note 2F - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $912 and the total value of the collateral held by the Fund is $36,102.
(f)	Rate shown reflects yield as of December 31, 2021.
(g)	This security serves as collateral for securities on loan.
(h)	Aggregate cost for federal income tax purposes was $81,625,225. As of December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $3,431,326 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $4,048,654. The net unrealized depreciation was $617,328.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 80,168,545	$ 80,168,545	$ —	$ —
Real Estate Investment Trusts*	803,250	803,250	—	—
Money Market Funds	25,001	25,001	—	—
Repurchase Agreements	11,101	—	11,101	—
Total Investments	$ 81,007,897	$ 80,996,796	$ 11,101	$—

*	See Portfolio of Investments for country breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2E – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Security Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$912
Non-cash Collateral (2)	(912)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

See Notes to Financial Statements

First Trust Eurozone AlphaDEX® ETF (FEUZ)
Portfolio of Investments (Continued)
December 31, 2021
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:
Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities (3)	$11,101
Non-cash Collateral (4)	(11,101)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2021, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

See Notes to Financial Statements

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First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Assets and Liabilities
December 31, 2021
	First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)	First Trust Europe AlphaDEX® Fund (FEP)	First Trust Latin America AlphaDEX® Fund (FLN)	First Trust Brazil AlphaDEX® Fund (FBZ)
ASSETS:
Investments, at value	$ 25,901,611	$ 575,346,561	$ 7,767,141	$ 11,956,770
Cash	4,561	244,178	15,169	—
Foreign currency	2	—	4,034	67,278
Due from authorized participant	—	436,170	—	—
Receivables:
Dividends	184,838	546,904	24,379	29,227
Fund shares sold	—	—	—	3,440,331
Dividend reclaims	—	2,128,948	—	—
Securities lending income	3,153	1,487	—	—
Investment securities sold	—	1,408,054	—	—
Miscellaneous	—	—	—	—
Total Assets	26,094,165	580,112,302	7,810,723	15,493,606
LIABILITIES:
Due to authorized participant	—	1,310,488	—	—
Due to custodian	—	—	—	29,505
Due to custodian foreign currency	—	4,145	—	—
Payables:
Collateral for securities on loan	819,304	4,071,082	—	—
Investment advisory fees	17,316	381,716	5,257	5,184
Investment securities purchased	—	436,170	—	3,420,299
Fund shares redeemed	—	—	—	—
Deferred foreign capital gains tax	—	—	—	—
Total Liabilities	836,620	6,203,601	5,257	3,454,988
NET ASSETS	$25,257,545	$573,908,701	$7,805,466	$12,038,618
NET ASSETS consist of:
Paid-in capital	$ 37,509,717	$ 697,753,653	$ 48,488,844	$ 39,367,402
Par value	8,000	132,500	4,500	10,500
Accumulated distributable earnings (loss)	(12,260,172)	(123,977,452)	(40,687,878)	(27,339,284)
NET ASSETS	$25,257,545	$573,908,701	$7,805,466	$12,038,618
NET ASSET VALUE, per share	$31.57	$43.31	$17.35	$11.47
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	800,002	13,250,002	450,002	1,050,002
Investments, at cost	$24,532,476	$523,974,027	$7,058,298	$12,406,964
Foreign currency, at cost (proceeds)	$2	$(3,984)	$4,011	$66,562
Securities on loan, at value	$780,267	$3,729,820	$—	$—

See Notes to Financial Statements

First Trust China AlphaDEX® Fund (FCA)	First Trust Japan AlphaDEX® Fund (FJP)	First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)	First Trust Emerging Markets AlphaDEX® Fund (FEM)	First Trust Germany AlphaDEX® Fund (FGM)

$ 10,073,639	$ 35,222,479	$ 419,408,223	$ 443,685,945	$ 100,180,422
2,366	19,718	150,205	2,197,361	4,696
—	—	23,004	10,521	—
—	—	—	—	—

2,086	52,938	1,053,268	587,432	—
—	—	—	—	—
—	1,899	744,607	204,031	60,619
430	84	17,604	4,833	4,122
—	—	13,183	140,084	—
—	—	—	198,752	—
10,078,521	35,297,118	421,410,094	447,028,959	100,249,859

—	—	—	140,322	—
—	—	—	—	—
—	—	—	—	—

422,804	372,178	6,551,435	8,368,107	685,918
6,647	23,923	279,400	298,694	66,742
—	—	—	—	—
—	—	—	—	—
—	—	—	1,306,902	—
429,451	396,101	6,830,835	10,114,025	752,660
$ 9,649,070	$ 34,901,017	$ 414,579,259	$ 436,914,934	$ 99,497,199

$ 16,561,012	$ 86,173,490	$ 654,718,270	$ 579,435,544	$ 120,684,161
3,500	7,000	68,364	166,500	18,500
(6,915,442)	(51,279,473)	(240,207,375)	(142,687,110)	(21,205,462)
$ 9,649,070	$ 34,901,017	$ 414,579,259	$ 436,914,934	$ 99,497,199
$27.57	$49.86	$60.64	$26.24	$53.78
350,002	700,002	6,836,412	16,650,002	1,850,002
$10,630,420	$35,614,987	$389,370,350	$417,959,827	$95,604,327
$—	$—	$23,029	$10,320	$—
$401,949	$343,439	$6,193,585	$7,341,645	$656,354
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Assets and Liabilities (Continued)
December 31, 2021
	First Trust United Kingdom AlphaDEX® Fund (FKU)	First Trust India NIFTY 50 Equal Weight ETF (NFTY)	First Trust Switzerland AlphaDEX® Fund (FSZ)	First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
ASSETS:
Investments, at value	$ 98,493,723	$ 64,236,483	$ 99,250,997	$ 13,972,362
Cash	8,180	—	9,316	12,036
Foreign currency	67,230	2,636,959	—	635
Due from authorized participant	—	—	—	—
Receivables:
Dividends	431,762	39,928	—	47,980
Fund shares sold	—	—	—	—
Dividend reclaims	7,110	—	799,211	10,540
Securities lending income	—	—	—	1,025
Investment securities sold	—	2,627,280	—	199
Miscellaneous	5	—	—	—
Total Assets	99,008,010	69,540,650	100,059,524	14,044,777
LIABILITIES:
Due to authorized participant	—	—	—	—
Due to custodian	—	2,653,109	—	—
Due to custodian foreign currency	—	—	—	—
Payables:
Collateral for securities on loan	—	—	—	219,282
Investment advisory fees	65,208	43,173	70,279	8,692
Investment securities purchased	—	2,633,350	—	—
Fund shares redeemed	—	—	46,419	—
Deferred foreign capital gains tax	—	1,507,688	—	—
Total Liabilities	65,208	6,837,320	116,698	227,974
NET ASSETS	$98,942,802	$62,703,330	$99,942,826	$13,816,803
NET ASSETS consist of:
Paid-in capital	$ 133,475,518	$ 52,983,750	$ 110,644,488	$ 17,047,331
Par value	22,500	13,000	14,000	3,000
Accumulated distributable earnings (loss)	(34,555,216)	9,706,580	(10,715,662)	(3,233,528)
NET ASSETS	$98,942,802	$62,703,330	$99,942,826	$13,816,803
NET ASSET VALUE, per share	$43.97	$48.23	$71.39	$46.06
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	2,250,002	1,300,002	1,400,002	300,002
Investments, at cost	$94,999,023	$54,351,069	$80,477,646	$13,564,741
Foreign currency, at cost (proceeds)	$67,275	$2,636,926	$—	$634
Securities on loan, at value	$—	$—	$—	$210,839

See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)	First Trust Eurozone AlphaDEX® ETF (FEUZ)

$ 146,961,343	$ 81,007,897
114,088	38,753
200,178	—
—	—

90,292	37,233
—	—
2,406	139,866
12,224	55
—	6,458
—	—
147,380,531	81,230,262

—	—
—	—
—	3,589

4,248,406	36,102
97,314	55,218
—	—
—	—
4,745	—
4,350,465	94,909
$ 143,030,066	$ 81,135,353

$ 175,746,069	$ 96,930,840
35,500	17,500
(32,751,503)	(15,812,987)
$ 143,030,066	$ 81,135,353
$40.29	$46.36
3,550,002	1,750,002
$147,028,025	$81,276,024
$196,560	$(3,585)
$4,044,449	$912
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Operations
For the Year Ended December 31, 2021
	First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)	First Trust Europe AlphaDEX® Fund (FEP)	First Trust Latin America AlphaDEX® Fund (FLN)	First Trust Brazil AlphaDEX® Fund (FBZ)
INVESTMENT INCOME:
Dividends	$ 1,134,128	$ 16,837,669	$ 568,977	$ 760,547
Interest	—	—	—	—
Securities lending income (net of fees)	21,541	284,984	—	—
Foreign withholding tax	(46,318)	(1,039,516)	(44,857)	(22,551)
Other	118	46	15	14
Total investment income	1,109,469	16,083,183	524,135	738,010
EXPENSES:
Investment advisory fees	183,949	4,113,844	82,617	72,413
Excise tax expense	—	—	—	—
Total expenses	183,949	4,113,844	82,617	72,413
NET INVESTMENT INCOME (LOSS)	925,520	11,969,339	441,518	665,597
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,364,729	14,764,964	1,198,340	356,591
In-kind redemptions	141,347	60,693,575	518,745	19,038
Foreign currency transactions	(25,069)	(102,938)	(12,988)	(15,597)
Foreign capital gains tax	—	—	—	—
Net realized gain (loss)	1,481,007	75,355,601	1,704,097	360,032
Net change in unrealized appreciation (depreciation) on:
Investments	(2,507,429)	(8,949,363)	(2,902,284)	(2,113,131)
Foreign currency translation	(984)	(153,663)	612	(3,346)
Deferred foreign capital gains tax	—	—	—	—
Net change in unrealized appreciation (depreciation)	(2,508,413)	(9,103,026)	(2,901,672)	(2,116,477)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,027,406)	66,252,575	(1,197,575)	(1,756,445)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(101,886)	$ 78,221,914	$(756,057)	$(1,090,848)

See Notes to Financial Statements

First Trust China AlphaDEX® Fund (FCA)	First Trust Japan AlphaDEX® Fund (FJP)	First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)	First Trust Emerging Markets AlphaDEX® Fund (FEM)	First Trust Germany AlphaDEX® Fund (FGM)

$588,561	$994,886	$13,570,203	$26,460,422	$2,787,326
—	—	—	—	—
18,259	920	219,719	170,586	57,550
(35,977)	(98,156)	(1,046,643)	(2,312,437)	(233,649)
—	—	164	3	—
570,843	897,650	12,743,443	24,318,574	2,611,227

102,453	307,982	3,163,490	4,027,452	846,732
—	—	—	—	—
102,453	307,982	3,163,490	4,027,452	846,732
468,390	589,668	9,579,953	20,291,122	1,764,495

453,410	(230,090)	48,889,886	44,695,673	10,276,902
736,674	612,005	905,566	10,601,645	3,217,100
(2,181)	(9,490)	(91,056)	(239,762)	(1,475)
—	—	—	(998,974)	—
1,187,903	372,425	49,704,396	54,058,582	13,492,527

(1,661,661)	(883,347)	(21,016,906)	(38,485,575)	(9,073,649)
16	(525)	(58,749)	2,354	(4,506)
—	—	—	(1,312,071)	—
(1,661,645)	(883,872)	(21,075,655)	(39,795,292)	(9,078,155)
(473,742)	(511,447)	28,628,741	14,263,290	4,414,372
$(5,352)	$78,221	$38,208,694	$34,554,412	$6,178,867
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Operations (Continued)
For the Year Ended December 31, 2021
	First Trust United Kingdom AlphaDEX® Fund (FKU)	First Trust India NIFTY 50 Equal Weight ETF (NFTY)	First Trust Switzerland AlphaDEX® Fund (FSZ)	First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
INVESTMENT INCOME:
Dividends	$ 2,073,684	$ 1,226,165	$ 2,483,490	$ 251,977
Interest	—	1,186	—	—
Securities lending income (net of fees)	—	—	—	2,593
Foreign withholding tax	(22,251)	(273,401)	(286,831)	(30,042)
Other	13	1	—	382
Total investment income	2,051,446	953,951	2,196,659	224,910
EXPENSES:
Investment advisory fees	396,030	436,653	856,048	79,547
Excise tax expense	—	27	—	—
Total expenses	396,030	436,680	856,048	79,547
NET INVESTMENT INCOME (LOSS)	1,655,416	517,271	1,340,611	145,363
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,109,958	4,723,662	6,385,993	382,149
In-kind redemptions	575,560	—	5,219,793	1,324,882
Foreign currency transactions	(2,146)	347,928	121,648	(1,012)
Foreign capital gains tax	—	(946,404)	—	—
Net realized gain (loss)	2,683,372	4,125,186	11,727,434	1,706,019
Net change in unrealized appreciation (depreciation) on:
Investments	144,821	9,219,415	5,678,452	(855,676)
Foreign currency translation	4,884	653	(207,224)	(763)
Deferred foreign capital gains tax	—	(1,441,368)	—	—
Net change in unrealized appreciation (depreciation)	149,705	7,778,700	5,471,228	(856,439)
NET REALIZED AND UNREALIZED GAIN (LOSS)	2,833,077	11,903,886	17,198,662	849,580
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 4,488,493	$ 12,421,157	$ 18,539,273	$ 994,943

See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)	First Trust Eurozone AlphaDEX® ETF (FEUZ)

$7,265,941	$1,357,525
—	—
170,530	20,660
(639,297)	(162,404)
1	—
6,797,175	1,215,781

1,223,011	316,385
—	—
1,223,011	316,385
5,574,164	899,396

24,475,677	2,611,352
4,840,631	2,230,605
(66,523)	(2,229)
(185,699)	—
29,064,086	4,839,728

(30,023,335)	(3,417,212)
(1,368)	(8,039)
(4,745)	—
(30,029,448)	(3,425,251)
(965,362)	1,414,477
$4,608,802	$2,313,873
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Changes in Net Assets
	First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)		First Trust Europe AlphaDEX® Fund (FEP)
	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2021	Year Ended 12/31/2020
OPERATIONS:
Net investment income (loss)	$ 925,520	$ 362,054	$ 11,969,339	$ 5,061,628
Net realized gain (loss)	1,481,007	(1,338,014)	75,355,601	(29,129,145)
Net change in unrealized appreciation (depreciation)	(2,508,413)	2,664,600	(9,103,026)	20,204,709
Net increase (decrease) in net assets resulting from operations	(101,886)	1,688,640	78,221,914	(3,862,808)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,196,923)	(287,331)	(18,281,993)	(10,100,757)
Return of capital	—	—	—	—
Total distributions to shareholders	(1,196,923)	(287,331)	(18,281,993)	(10,100,757)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	10,439,636	—	301,558,631	57,240,311
Proceeds from shares issued through reorganization	—	—	—	—
Cost of shares redeemed	(1,618,879)	(3,663,141)	(230,355,044)	(112,401,189)
Net increase (decrease) in net assets resulting from shareholder transactions	8,820,757	(3,663,141)	71,203,587	(55,160,878)
Total increase (decrease) in net assets	7,521,948	(2,261,832)	131,143,508	(69,124,443)
NET ASSETS:
Beginning of period	17,735,597	19,997,429	442,765,193	511,889,636
End of period	$ 25,257,545	$ 17,735,597	$ 573,908,701	$ 442,765,193
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	550,002	700,002	11,500,002	13,600,002
Shares sold	300,000	—	7,200,000	1,650,000
Shares issued through reorganization	—	—	—	—
Shares redeemed	(50,000)	(150,000)	(5,450,000)	(3,750,000)
Shares outstanding, end of period	800,002	550,002	13,250,002	11,500,002

See Notes to Financial Statements

First Trust Latin America AlphaDEX® Fund (FLN)		First Trust Brazil AlphaDEX® Fund (FBZ)		First Trust China AlphaDEX® Fund (FCA)
Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2021	Year Ended 12/31/2020

$ 441,518	$ 299,989	$ 665,597	$ 228,364	$ 468,390	$ 2,201,444
1,704,097	(39,489,811)	360,032	(26,312,654)	1,187,903	12,280,775
(2,901,672)	(12,199,579)	(2,116,477)	(27,080,619)	(1,661,645)	835,270
(756,057)	(51,389,401)	(1,090,848)	(53,164,909)	(5,352)	15,317,489

(400,317)	(370,400)	(502,366)	(909,571)	(517,232)	(2,184,797)
—	(211,686)	—	(202,915)	—	—
(400,317)	(582,086)	(502,366)	(1,112,486)	(517,232)	(2,184,797)

912,884	1,008,224	16,473,683	7,293,654	7,297,067	68,288,075
—	—	—	—	—	—
(5,550,414)	(66,900,136)	(12,214,912)	(60,017,388)	(10,245,972)	(77,703,185)
(4,637,530)	(65,891,912)	4,258,771	(52,723,734)	(2,948,905)	(9,415,110)
(5,793,904)	(117,863,399)	2,665,557	(107,001,129)	(3,471,489)	3,717,582

13,599,370	131,462,769	9,373,061	116,374,190	13,120,559	9,402,977
$7,805,466	$ 13,599,370	$ 12,038,618	$ 9,373,061	$ 9,649,070	$ 13,120,559

700,002	5,800,002	700,002	6,750,002	450,002	350,002
50,000	50,000	1,250,000	450,000	250,000	2,950,000
—	—	—	—	—	—
(300,000)	(5,150,000)	(900,000)	(6,500,000)	(350,000)	(2,850,000)
450,002	700,002	1,050,002	700,002	350,002	450,002
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Changes in Net Assets (Continued)
	First Trust Japan AlphaDEX® Fund (FJP)		First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2021	Year Ended 12/31/2020
OPERATIONS:
Net investment income (loss)	$ 589,668	$ 567,298	$ 9,579,953	$ 6,061,037
Net realized gain (loss)	372,425	(3,792,828)	49,704,396	(59,022,279)
Net change in unrealized appreciation (depreciation)	(883,872)	1,248,303	(21,075,655)	10,476,029
Net increase (decrease) in net assets resulting from operations	78,221	(1,977,227)	38,208,694	(42,485,213)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(875,402)	(529,021)	(15,144,146)	(9,436,349)
Return of capital	—	—	—	—
Total distributions to shareholders	(875,402)	(529,021)	(15,144,146)	(9,436,349)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	—	13,268,365	36,993,954	23,495,190
Proceeds from shares issued through reorganization	—	—	—	11,344,484
Cost of shares redeemed	(5,437,368)	(46,273,600)	(5,897,300)	(314,385,914)
Net increase (decrease) in net assets resulting from shareholder transactions	(5,437,368)	(33,005,235)	31,096,654	(279,546,240)
Total increase (decrease) in net assets	(6,234,549)	(35,511,483)	54,161,202	(331,467,802)
NET ASSETS:
Beginning of period	41,135,566	76,647,049	360,418,057	691,885,859
End of period	$ 34,901,017	$ 41,135,566	$ 414,579,259	$ 360,418,057
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	800,002	1,500,002	6,336,412	12,402,000
Shares sold	—	300,000	600,000	500,000
Shares issued through reorganization	—	—	—	234,600
Shares redeemed	(100,000)	(1,000,000)	(100,000)	(6,800,188)
Shares outstanding, end of period	700,002	800,002	6,836,412	6,336,412

See Notes to Financial Statements

First Trust Emerging Markets AlphaDEX® Fund (FEM)		First Trust Germany AlphaDEX® Fund (FGM)		First Trust United Kingdom AlphaDEX® Fund (FKU)
Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2021	Year Ended 12/31/2020

$ 20,291,122	$ 11,786,154	$ 1,764,495	$ 1,290,948	$ 1,655,416	$ 271,861
54,058,582	(65,093,980)	13,492,527	(5,187,212)	2,683,372	(2,059,059)
(39,795,292)	(5,767,241)	(9,078,155)	3,871,611	149,705	1,699,474
34,554,412	(59,075,067)	6,178,867	(24,653)	4,488,493	(87,724)

(19,810,512)	(12,940,776)	(1,500,281)	(1,287,032)	(1,744,928)	(269,856)
—	—	—	—	—	—
(19,810,512)	(12,940,776)	(1,500,281)	(1,287,032)	(1,744,928)	(269,856)

79,485,441	28,748,589	13,472,609	12,394,139	79,396,844	2,469,261
—	—	—	—	—	—
(99,025,014)	(159,637,004)	(14,034,516)	(59,963,132)	(2,227,657)	(1,525,272)
(19,539,573)	(130,888,415)	(561,907)	(47,568,993)	77,169,187	943,989
(4,795,673)	(202,904,258)	4,116,679	(48,880,678)	79,912,752	586,409

441,710,607	644,614,865	95,380,520	144,261,198	19,030,050	18,443,641
$436,914,934	$ 441,710,607	$ 99,497,199	$ 95,380,520	$ 98,942,802	$ 19,030,050

17,450,002	24,450,002	1,850,002	3,250,002	500,002	450,002
2,950,000	1,100,000	250,000	250,000	1,800,000	100,000
—	—	—	—	—	—
(3,750,000)	(8,100,000)	(250,000)	(1,650,000)	(50,000)	(50,000)
16,650,002	17,450,002	1,850,002	1,850,002	2,250,002	500,002
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Statements of Changes in Net Assets (Continued)
	First Trust India NIFTY 50 Equal Weight ETF (NFTY)		First Trust Switzerland AlphaDEX® Fund (FSZ)
	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2021	Year Ended 12/31/2020
OPERATIONS:
Net investment income (loss)	$ 517,271	$ 29,988	$ 1,340,611	$ 1,471,306
Net realized gain (loss)	4,125,186	(458,906)	11,727,434	(594,435)
Net change in unrealized appreciation (depreciation)	7,778,700	809,049	5,471,228	(1,982,992)
Net increase (decrease) in net assets resulting from operations	12,421,157	380,131	18,539,273	(1,106,121)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(824,801)	(23,250)	(1,875,162)	(1,542,537)
Return of capital	—	—	—	—
Total distributions to shareholders	(824,801)	(23,250)	(1,875,162)	(1,542,537)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	66,917,813	—	6,345,850	38,930,895
Proceeds from shares issued through reorganization	—	—	—	—
Cost of shares redeemed	(19,693,610)	—	(20,420,756)	(87,739,709)
Net increase (decrease) in net assets resulting from shareholder transactions	47,224,203	—	(14,074,906)	(48,808,814)
Total increase (decrease) in net assets	58,820,559	356,881	2,589,205	(51,457,472)
NET ASSETS:
Beginning of period	3,882,771	3,525,890	97,353,621	148,811,093
End of period	$ 62,703,330	$ 3,882,771	$ 99,942,826	$ 97,353,621
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	100,002	100,002	1,600,002	2,750,002
Shares sold	1,600,000	—	100,000	700,000
Shares issued through reorganization	—	—	—	—
Shares redeemed	(400,000)	—	(300,000)	(1,850,000)
Shares outstanding, end of period	1,300,002	100,002	1,400,002	1,600,002

See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)		First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)		First Trust Eurozone AlphaDEX® ETF (FEUZ)
Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2021	Year Ended 12/31/2020

$ 145,363	$ 97,852	$ 5,574,164	$ 3,383,287	$ 899,396	$ 428,200
1,706,019	(128,785)	29,064,086	(16,102,640)	4,839,728	(4,815,016)
(856,439)	640,380	(30,029,448)	13,853,642	(3,425,251)	1,694,089
994,943	609,447	4,608,802	1,134,289	2,313,873	(2,692,727)

(347,513)	(171,922)	(8,877,525)	(5,008,472)	(1,009,147)	(459,891)
—	—	—	—	—	—
(347,513)	(171,922)	(8,877,525)	(5,008,472)	(1,009,147)	(459,891)

9,293,815	—	25,725,874	35,128,829	68,170,224	—
—	—	—	—	—	—
(4,668,214)	(1,651,366)	(31,008,175)	(41,677,798)	(15,702,337)	(22,629,210)
4,625,601	(1,651,366)	(5,282,301)	(6,548,969)	52,467,887	(22,629,210)
5,273,031	(1,213,841)	(9,551,024)	(10,423,152)	53,772,613	(25,781,828)

8,543,772	9,757,613	152,581,090	163,004,242	27,362,740	53,144,568
$13,816,803	$ 8,543,772	$ 143,030,066	$ 152,581,090	$ 81,135,353	$ 27,362,740

200,002	250,002	3,700,002	4,150,002	650,002	1,300,002
200,000	—	550,000	1,000,000	1,450,000	—
—	—	—	—	—	—
(100,000)	(50,000)	(700,000)	(1,450,000)	(350,000)	(650,000)
300,002	200,002	3,550,002	3,700,002	1,750,002	650,002
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 32.25	$ 28.57	$ 27.65	$ 35.73	$ 27.16
Income from investment operations:
Net investment income (loss)	1.28	0.58	0.63	0.40	0.93
Net realized and unrealized gain (loss)	(0.37)	3.61	1.40	(7.72)	8.76
Total from investment operations	0.91	4.19	2.03	(7.32)	9.69
Distributions paid to shareholders from:
Net investment income	(1.59)	(0.51)	(1.09)	(0.69)	(1.12)
Return of capital	—	—	(0.02)	(0.07)	—
Total distributions	(1.59)	(0.51)	(1.11)	(0.76)	(1.12)
Net asset value, end of period	$31.57	$32.25	$28.57	$27.65	$35.73
Total return (a)	2.75%	14.89%	7.35%	(20.71)%	35.93%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 25,258	$ 17,736	$ 19,997	$ 30,419	$ 58,959
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	4.03%	2.33%	2.64%	1.68%	2.95%
Portfolio turnover rate (b)	102%	103%	101%	88%	94%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Europe AlphaDEX® Fund (FEP)
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 38.50	$ 37.64	$ 31.11	$ 39.07	$ 29.32
Income from investment operations:
Net investment income (loss)	1.05	0.42	0.87	0.84	0.49
Net realized and unrealized gain (loss)	5.26	1.32	6.65	(7.99)	9.90
Total from investment operations	6.31	1.74	7.52	(7.15)	10.39
Distributions paid to shareholders from:
Net investment income	(1.50)	(0.88)	(0.99)	(0.81)	(0.64)
Net asset value, end of period	$43.31	$38.50	$37.64	$31.11	$39.07
Total return (a)	16.53%	4.95%	24.38%	(18.67)%	35.67%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 573,909	$ 442,765	$ 511,890	$ 592,586	$ 707,087
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.33%	1.32%	2.49%	2.30%	1.39%
Portfolio turnover rate (b)	105%	109%	102%	99%	100%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Latin America AlphaDEX® Fund (FLN)
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 19.43	$ 22.67	$ 18.33	$ 20.43	$ 18.74
Income from investment operations:
Net investment income (loss)	0.89	0.52	0.48	0.52	1.56
Net realized and unrealized gain (loss)	(2.16)	(3.44)	4.29	(2.06)	2.23
Total from investment operations	(1.27)	(2.92)	4.77	(1.54)	3.79
Distributions paid to shareholders from:
Net investment income	(0.81)	(0.20)	(0.43)	(0.51)	(2.10)
Return of capital	—	(0.12)	—	(0.05)	—
Total distributions	(0.81)	(0.32)	(0.43)	(0.56)	(2.10)
Net asset value, end of period	$17.35	$19.43	$22.67	$18.33	$20.43
Total return (a)	(6.66)%	(12.32)%	26.26%	(7.50)%	20.50%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 7,805	$ 13,599	$ 131,463	$ 17,418	$ 17,363
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.82% (b)
Ratio of net investment income (loss) to average net assets	4.28%	0.81%	2.02%	2.46%	3.02%
Portfolio turnover rate (c)	91%	34%	165%	158%	187%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Includes excise tax. If this excise tax was not included, the expense ratio would have been 0.80%.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Brazil AlphaDEX® Fund (FBZ)
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 13.39	$ 17.24	$ 13.38	$ 15.51	$ 13.93
Income from investment operations:
Net investment income (loss)	0.94	0.09	0.35	0.55	2.46
Net realized and unrealized gain (loss)	(2.08)	(3.60)	5.08	(0.97)	1.06
Total from investment operations	(1.14)	(3.51)	5.43	(0.42)	3.52
Distributions paid to shareholders from:
Net investment income	(0.78)	(0.28)	(1.57)	(0.54)	(1.77)
Net realized gain	—	—	—	(1.17)	(0.17)
Return of capital	—	(0.06)	—	—	—
Total distributions	(0.78)	(0.34)	(1.57)	(1.71)	(1.94)
Net asset value, end of period	$11.47	$13.39	$17.24	$13.38	$15.51
Total return (a)	(9.00)%	(19.48)%	41.06%	(1.17)%	25.91%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 12,039	$ 9,373	$ 116,374	$ 129,081	$ 9,308
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.84% (b)
Ratio of net investment income (loss) to average net assets	7.36%	0.72%	2.15%	6.84%	3.19%
Portfolio turnover rate (c)	225%	154%	90%	128%	159%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Includes excise tax. If this excise tax was not included, the expense ratio would have been 0.80%.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust China AlphaDEX® Fund (FCA)
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 29.16	$ 26.87	$ 23.81	$ 29.77	$ 19.28
Income from investment operations:
Net investment income (loss)	1.22	1.22	1.03	0.84	0.47
Net realized and unrealized gain (loss)	(1.47)	2.26	3.03	(6.07)	10.70
Total from investment operations	(0.25)	3.48	4.06	(5.23)	11.17
Distributions paid to shareholders from:
Net investment income	(1.34)	(1.19)	(1.00)	(0.73)	(0.68)
Net asset value, end of period	$27.57	$29.16	$26.87	$23.81	$29.77
Total return (a)	(1.18)%	13.58%	17.34%	(17.87)%	58.35%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 9,649	$ 13,121	$ 9,403	$ 7,142	$ 7,443
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	3.66%	5.16%	4.21%	2.90%	1.69%
Portfolio turnover rate (b)	166%	83%	111%	97%	69%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Japan AlphaDEX® Fund (FJP)
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 51.42	$ 51.10	$ 48.55	$ 59.80	$ 47.85
Income from investment operations:
Net investment income (loss)	0.81	0.49	1.12	0.79	0.64
Net realized and unrealized gain (loss)	(1.16)	0.34	2.84	(11.30)	12.08
Total from investment operations	(0.35)	0.83	3.96	(10.51)	12.72
Distributions paid to shareholders from:
Net investment income	(1.21)	(0.51)	(1.41)	(0.74)	(0.77)
Net asset value, end of period	$49.86	$51.42	$51.10	$48.55	$59.80
Total return (a)	(0.69)%	1.71%	8.27%	(17.66)%	26.70%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 34,901	$ 41,136	$ 76,647	$ 152,934	$ 83,718
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.53%	1.13%	1.90%	1.34%	1.22%
Portfolio turnover rate (b)	126%	136%	127%	90%	101%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 56.88	$ 55.79	$ 49.24	$ 62.31	$ 47.43
Income from investment operations:
Net investment income (loss)	1.52	0.68	1.19	1.04	0.88
Net realized and unrealized gain (loss)	4.55	1.78	6.91	(13.06)	14.98
Total from investment operations	6.07	2.46	8.10	(12.02)	15.86
Distributions paid to shareholders from:
Net investment income	(2.31)	(1.37)	(1.55)	(1.01)	(0.98)
Return of capital	—	—	—	(0.04)	—
Total distributions	(2.31)	(1.37)	(1.55)	(1.05)	(0.98)
Net asset value, end of period	$60.64	$56.88	$55.79	$49.24	$62.31
Total return (a)	10.70%	4.61%	16.56%	(19.52)%	33.57%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 414,579	$ 360,418	$ 691,886	$ 940,633	$ 810,194
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.42%	1.39%	2.13%	1.76%	1.85%
Portfolio turnover rate (b)	111%	117%	107%	109%	104%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Emerging Markets AlphaDEX® Fund (FEM)
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 25.31	$ 26.36	$ 22.80	$ 27.84	$ 20.50
Income from investment operations:
Net investment income (loss)	1.11	0.63	0.88	0.88	0.59
Net realized and unrealized gain (loss)	0.90	(1.00)	3.56	(5.12)	7.43
Total from investment operations	2.01	(0.37)	4.44	(4.24)	8.02
Distributions paid to shareholders from:
Net investment income	(1.08)	(0.68)	(0.88)	(0.80)	(0.68)
Net asset value, end of period	$26.24	$25.31	$26.36	$22.80	$27.84
Total return (a)	7.90%	(0.92)%	19.81%	(15.48)%	39.43%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 436,915	$ 441,711	$ 644,615	$ 452,607	$ 449,663
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	4.03%	2.53%	3.61%	3.37%	2.69%
Portfolio turnover rate (b)	119%	111%	122%	103%	101%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Germany AlphaDEX® Fund (FGM)
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 51.56	$ 44.39	$ 37.57	$ 51.26	$ 36.47
Income from investment operations:
Net investment income (loss)	0.91	0.68	1.02	0.72	1.00
Net realized and unrealized gain (loss)	2.08	7.17	6.82	(13.59)	14.87
Total from investment operations	2.99	7.85	7.84	(12.87)	15.87
Distributions paid to shareholders from:
Net investment income	(0.77)	(0.68)	(1.02)	(0.82)	(1.08)
Net asset value, end of period	$53.78	$51.56	$44.39	$37.57	$51.26
Total return (a)	5.74%	17.90%	21.06%	(25.40)%	43.96%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 99,497	$ 95,381	$ 144,261	$ 139,022	$ 258,845
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.67%	1.40%	2.48%	1.66%	2.38%
Portfolio turnover rate (b)	80%	106%	99%	81%	82%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust United Kingdom AlphaDEX® Fund (FKU)
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 38.06	$ 40.99	$ 32.11	$ 39.97	$ 32.85
Income from investment operations:
Net investment income (loss)	1.29	0.58	1.34	1.13	1.15
Net realized and unrealized gain (loss)	5.93	(2.95)	8.91	(7.35)	7.14
Total from investment operations	7.22	(2.37)	10.25	(6.22)	8.29
Distributions paid to shareholders from:
Net investment income	(1.31)	(0.56)	(1.37)	(1.64)	(1.17)
Net asset value, end of period	$43.97	$38.06	$40.99	$32.11	$39.97
Total return (a)	19.10%	(5.25)%	32.36%	(16.16)%	25.53%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 98,943	$ 19,030	$ 18,444	$ 9,632	$ 17,986
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	3.34%	1.72%	3.58%	2.81%	2.87%
Portfolio turnover rate (b)	45%	109%	73%	107%	98%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust India NIFTY 50 Equal Weight ETF (NFTY)
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 38.83	$ 35.26	$ 35.35	$ 36.33	$ 30.87
Income from investment operations:
Net investment income (loss)	0.48	0.30	0.26	0.23	0.87
Net realized and unrealized gain (loss)	9.65	3.50	(0.01)	(1.21)	6.06
Total from investment operations	10.13	3.80	0.25	(0.98)	6.93
Distributions paid to shareholders from:
Net investment income	(0.73)	(0.23)	(0.27)	(0.01)	(1.47)
Return of capital	—	—	(0.07)	—	—
Total distributions	(0.73)	(0.23)	(0.34)	—	(1.47)
Net asset value, end of period	$48.23	$38.83	$35.26	$35.35	$36.33
Total return (a)	26.15%	10.66%	0.71%	(2.67)% (b)	22.54%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 62,703	$ 3,883	$ 3,526	$ 3,535	$ 3,633
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	0.95%	0.98%	0.74%	0.77%	2.45%
Portfolio turnover rate (c)	57%	38%	24%	156% (d)	64%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund received a reimbursement from the advisor in the amount of $7,227, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(d)	The variation in the portfolio turnover rate is due to the change in the Fund’s underlying index effective April 17, 2018 which resulted in a complete rebalance of the Fund’s portfolio.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Switzerland AlphaDEX® Fund (FSZ)
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 60.85	$ 54.11	$ 43.89	$ 52.73	$ 40.82
Income from investment operations:
Net investment income (loss)	0.78	0.88	1.07	0.82	0.66
Net realized and unrealized gain (loss)	10.92	6.78	10.24	(8.66)	12.03
Total from investment operations	11.70	7.66	11.31	(7.84)	12.69
Distributions paid to shareholders from:
Net investment income	(1.16)	(0.92)	(1.09)	(0.84)	(0.78)
Return of capital	—	—	—	(0.16)	—
Total distributions	(1.16)	(0.92)	(1.09)	(1.00)	(0.78)
Net asset value, end of period	$71.39	$60.85	$54.11	$43.89	$52.73
Total return (a)	19.34%	14.50%	25.91%	(15.11)%	31.26%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 99,943	$ 97,354	$ 148,811	$ 151,409	$ 237,288
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.25%	1.59%	2.24%	1.79%	1.43%
Portfolio turnover rate (b)	66%	86%	77%	65%	50%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 42.72	$ 39.03	$ 33.54	$ 44.89	$ 33.70
Income from investment operations:
Net investment income (loss)	0.74	0.46	0.61	0.58	0.71
Net realized and unrealized gain (loss)	3.99	4.09	5.77	(11.28)	11.41
Total from investment operations	4.73	4.55	6.38	(10.70)	12.12
Distributions paid to shareholders from:
Net investment income	(1.39)	(0.86)	(0.89)	(0.62)	(0.93)
Return of capital	—	—	—	(0.03)	—
Total distributions	(1.39)	(0.86)	(0.89)	(0.65)	(0.93)
Net asset value, end of period	$46.06	$42.72	$39.03	$33.54	$44.89
Total return (a)	11.09%	12.18%	19.13%	(24.03)%	36.23%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 13,817	$ 8,544	$ 9,758	$ 10,063	$ 8,977
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.46%	1.35%	1.66%	1.30%	1.80%
Portfolio turnover rate (b)	116%	127%	119%	142%	111%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 41.24	$ 39.28	$ 32.44	$ 43.02	$ 30.42
Income from investment operations:
Net investment income (loss)	1.57	0.74	1.11	1.19	1.11
Net realized and unrealized gain (loss)	(0.01)	2.41	7.46	(10.26)	12.96
Total from investment operations	1.56	3.15	8.57	(9.07)	14.07
Distributions paid to shareholders from:
Net investment income	(2.51)	(1.19)	(1.73)	(1.44)	(1.26)
Net realized gain	—	—	—	(0.07)	(0.21)
Total distributions	(2.51)	(1.19)	(1.73)	(1.51)	(1.47)
Net asset value, end of period	$40.29	$41.24	$39.28	$32.44	$43.02
Total return (a)	3.68%	8.73%	26.90%	(21.42)%	46.57%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 143,030	$ 152,581	$ 163,004	$ 157,326	$ 271,055
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	3.65%	2.38%	2.88%	3.02%	3.26%
Portfolio turnover rate (b)	127%	123%	127%	126%	113%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Eurozone AlphaDEX® ETF (FEUZ)
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 42.10	$ 40.88	$ 34.43	$ 43.81	$ 32.64
Income from investment operations:
Net investment income (loss)	1.10	0.50	0.73	0.80	0.47
Net realized and unrealized gain (loss)	4.32	1.34	6.51	(9.34)	11.26
Total from investment operations	5.42	1.84	7.24	(8.54)	11.73
Distributions paid to shareholders from:
Net investment income	(1.16)	(0.62)	(0.79)	(0.84)	(0.56)
Net asset value, end of period	$46.36	$42.10	$40.88	$34.43	$43.81
Total return (a)	12.90%	4.69%	21.15%	(19.82)%	36.19%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 81,135	$ 27,363	$ 53,145	$ 49,925	$ 39,425
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.27%	1.26%	1.96%	2.10%	0.96%
Portfolio turnover rate (b)	59%	93%	87%	90%	77%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2021
1. Organization
First Trust Exchange-Traded AlphaDEX® Fund II (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on December 3, 2010, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of the following fifteen funds (each a “Fund” and collectively, the “Funds”). The shares of each Fund are listed and traded on The Nasdaq Stock Market LLC (“Nasdaq”).
First Trust Asia Pacific ex-Japan AlphaDEX® Fund – (ticker “FPA”)
First Trust Europe AlphaDEX® Fund – (ticker “FEP”)
First Trust Latin America AlphaDEX® Fund – (ticker “FLN”)
First Trust Brazil AlphaDEX® Fund – (ticker “FBZ”)
First Trust China AlphaDEX® Fund – (ticker “FCA”)
First Trust Japan AlphaDEX® Fund – (ticker “FJP”)
First Trust Developed Markets ex-US AlphaDEX® Fund – (ticker “FDT”)
First Trust Emerging Markets AlphaDEX® Fund – (ticker “FEM”)
First Trust Germany AlphaDEX® Fund – (ticker “FGM”)
First Trust United Kingdom AlphaDEX® Fund – (ticker “FKU”)
First Trust India NIFTY 50 Equal Weight ETF – (ticker “NFTY”)
First Trust Switzerland AlphaDEX® Fund – (ticker “FSZ”)
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund – (ticker “FDTS”)
First Trust Emerging Markets Small Cap AlphaDEX® Fund – (ticker “FEMS”)
First Trust Eurozone AlphaDEX® ETF – (ticker “FEUZ”)
Each Fund represents a separate series of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.” The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the following indices:
Fund	Index
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	NASDAQ AlphaDEX® Asia Pacific Ex-Japan Index
First Trust Europe AlphaDEX® Fund	NASDAQ AlphaDEX® Europe Index
First Trust Latin America AlphaDEX® Fund	NASDAQ AlphaDEX® Latin America Index
First Trust Brazil AlphaDEX® Fund	NASDAQ AlphaDEX® Brazil Index
First Trust China AlphaDEX® Fund	NASDAQ AlphaDEX® China Index
First Trust Japan AlphaDEX® Fund	NASDAQ AlphaDEX® Japan Index
First Trust Developed Markets ex-US AlphaDEX® Fund	NASDAQ AlphaDEX® Developed Markets Ex-US Index
First Trust Emerging Markets AlphaDEX® Fund	NASDAQ AlphaDEX® Emerging Markets Index
First Trust Germany AlphaDEX® Fund	NASDAQ AlphaDEX® Germany Index
First Trust United Kingdom AlphaDEX® Fund	NASDAQ AlphaDEX® United Kingdom Index
First Trust India NIFTY 50 Equal Weight ETF	NIFTY 50 Equal Weight Index
First Trust Switzerland AlphaDEX® Fund	NASDAQ AlphaDEX® Switzerland Index
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	NASDAQ AlphaDEX® Developed Markets Ex-US Small Cap Index
First Trust Emerging Markets Small Cap AlphaDEX® Fund	NASDAQ AlphaDEX® Emerging Markets Small Cap Index
First Trust Eurozone AlphaDEX® ETF	NASDAQ AlphaDEX® Eurozone Index
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2021
Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, real estate investment trusts (“REITs”), and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Shares of open-end funds are valued at fair value which is based on NAV per share.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2021
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund’s ability to track the index.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of December 31, 2021, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Restricted Securities
NFTY invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of December 31, 2021, NFTY held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. NFTY does not have the right to demand that such

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2021
securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value/Shares	Current Price	Carrying Cost	Value	% of Net Assets
YES Bank Ltd. Lock-In	03/18/20	75,422	$0.18	$36,638	$13,900	0.02%
D. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
E. Offsetting on the Statements of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
F. Securities Lending
The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.
Under the Funds’ Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. (“BBH”) acts as the Funds’ securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2021
loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2021, FPA, FEP, FCA, FJP, FDT, FEM, FGM, FDTS, FEMS, and FEUZ had securities in the securities lending program. During the fiscal year ended December 31, 2021, FPA, FEP, FCA, FJP, FDT, FEM, FGM, FDTS, FEMS and FEUZ participated in the securities lending program.
In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower’s default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.
G. Repurchase Agreements
Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
MRAs govern transactions between a Fund and select counterparties. The MRAs maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.
Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund’s portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with the delay and enforcement of the MRA.
While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended December 31, 2021, were received as collateral for lending securities.
H. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by each Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2021
The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2021, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ 1,196,923	$ —	$ —
First Trust Europe AlphaDEX® Fund	18,281,993	—	—
First Trust Latin America AlphaDEX® Fund	400,317	—	—
First Trust Brazil AlphaDEX® Fund	502,366	—	—
First Trust China AlphaDEX® Fund	517,232	—	—
First Trust Japan AlphaDEX® Fund	875,402	—	—
First Trust Developed Markets ex-US AlphaDEX® Fund	15,144,146	—	—
First Trust Emerging Markets AlphaDEX® Fund	19,810,512	—	—
First Trust Germany AlphaDEX® Fund	1,500,281	—	—
First Trust United Kingdom AlphaDEX® Fund	1,744,928	—	—
First Trust India NIFTY 50 Equal Weight ETF	824,801	—	—
First Trust Switzerland AlphaDEX® Fund	1,875,162	—	—
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	347,513	—	—
First Trust Emerging Markets Small Cap AlphaDEX® Fund	8,877,525	—	—
First Trust Eurozone AlphaDEX® ETF	1,009,147	—	—
The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2020, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ 287,331	$ —	$ —
First Trust Europe AlphaDEX® Fund	10,100,757	—	—
First Trust Latin America AlphaDEX® Fund	370,400	—	211,686
First Trust Brazil AlphaDEX® Fund	909,571	—	202,915
First Trust China AlphaDEX® Fund	2,184,797	—	—
First Trust Japan AlphaDEX® Fund	529,021	—	—
First Trust Developed Markets ex-US AlphaDEX® Fund	9,436,349	—	—
First Trust Emerging Markets AlphaDEX® Fund	12,940,776	—	—
First Trust Germany AlphaDEX® Fund	1,287,032	—	—
First Trust United Kingdom AlphaDEX® Fund	269,856	—	—
First Trust India NIFTY 50 Equal Weight ETF	23,250	—	—
First Trust Switzerland AlphaDEX® Fund	1,542,537	—	—
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	171,922	—	—
First Trust Emerging Markets Small Cap AlphaDEX® Fund	5,008,472	—	—
First Trust Eurozone AlphaDEX® ETF	459,891	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2021
As of December 31, 2021, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ —	$ (13,350,617)	$ 1,090,445
First Trust Europe AlphaDEX® Fund	369,361	(167,272,385)	42,925,572
First Trust Latin America AlphaDEX® Fund	14,608	(41,263,993)	561,507
First Trust Brazil AlphaDEX® Fund	152,930	(26,534,866)	(957,348)
First Trust China AlphaDEX® Fund	—	(6,215,735)	(699,707)
First Trust Japan AlphaDEX® Fund	46,909	(50,630,028)	(696,354)
First Trust Developed Markets ex-US AlphaDEX® Fund	—	(263,841,660)	23,634,285
First Trust Emerging Markets AlphaDEX® Fund	—	(165,112,502)	22,425,391
First Trust Germany AlphaDEX® Fund	262,330	(25,100,818)	3,633,026
First Trust United Kingdom AlphaDEX® Fund	412,969	(37,928,201)	2,960,016
First Trust India NIFTY 50 Equal Weight ETF	1,508,243	—	8,198,337
First Trust Switzerland AlphaDEX® Fund	—	(29,141,507)	18,425,845
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	—	(3,461,431)	227,903
First Trust Emerging Markets Small Cap AlphaDEX® Fund	248,950	(30,349,268)	(2,651,185)
First Trust Eurozone AlphaDEX® ETF	75,925	(15,268,300)	(620,612)
I. Income and Other Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax” on the Statements of Operations. The capital gains tax paid on securities sold is included in “Net realized gain (loss) on foreign capital gains tax” on the Statements of Operations.
India’s Finance Bill, 2018 (“Finance Bill, 2018”) was enacted into law on March 29, 2018 and amongst other provisions, it introduced a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million are taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 are considered exempt due to a grandfather clause in the provision. The aforesaid exemption from long-term capital gains tax is available with respect to shares acquired between October 1, 2004 and March 31, 2018 only if on such acquisitions Securities Transaction Tax (“STT”) was chargeable. Certain exceptions in this regard, such as acquisition of shares in a public offer, bonus, rights issued, etc. for which the condition of chargeability of STT on acquisition is not applicable, have been notified.
In the case of the sale of listed shares held by a Fund for one year or less, the income is classified as short-term capital gains and is taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to STT. For above purposes, the applicable rate of surcharge is 2% or 5% (depending on the level of income of the Fund). The Finance Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax.
Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains are taxed at 10% (plus applicable surcharge and cess) and short-term capital gains are taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses can be netted against both short-term gains and long-term gains.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2021
Until March 31, 2020, dividends received by a Fund from Indian companies were exempt from tax in India because Indian companies were required to pay dividend distribution tax. The Indian Finance Act, 2020 has amended the dividend taxation framework effective April 1, 2020 and accordingly dividends would now be taxable in the hands of the shareholders at 20%, plus applicable surcharge and cess. Subsequent to the Indian Finance Act, 2020, “The Taxation and Other Laws (Relaxation and Amendment of Certain Provisions) Bill, 2020” (the “Bill”) was enacted into law and is effective retroactively to April 1, 2020. The Bill caps the maximum surcharge at 15% of the tax on dividend income earned by the Fund. The highest effective tax rate proposed for non-corporate entities on dividends will be 23.92%. Note, the Fund will not obtain relief under the US-India tax treaty as the treaty rate of 25% is higher than the domestic rate. Any excess taxes withheld can be off-set against capital gains tax liability during the year or claimed as a refund in the annual tax return.
Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of a Fund and thus reduce the return to a Fund’s shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020, and 2021 remain open to federal and state audit. As of December 31, 2021, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2021, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains.
Non-Expiring Capital Loss Carryforward
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ 13,350,617
First Trust Europe AlphaDEX® Fund	167,272,385
First Trust Latin America AlphaDEX® Fund	41,263,993
First Trust Brazil AlphaDEX® Fund	26,534,866
First Trust China AlphaDEX® Fund	6,215,735
First Trust Japan AlphaDEX® Fund	50,630,028
First Trust Developed Markets ex-US AlphaDEX® Fund	263,841,660
First Trust Emerging Markets AlphaDEX® Fund	165,112,502
First Trust Germany AlphaDEX® Fund	25,100,818
First Trust United Kingdom AlphaDEX® Fund	37,928,201
First Trust India NIFTY 50 Equal Weight ETF	—
First Trust Switzerland AlphaDEX® Fund	29,141,507
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	3,461,431
First Trust Emerging Markets Small Cap AlphaDEX® Fund	30,349,268
First Trust Eurozone AlphaDEX® ETF	15,268,300
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2021, the Funds did not defer any net ordinary losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2021
Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended December 31, 2021, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ 261,392	$ (265,922)	$ 4,530
First Trust Europe AlphaDEX® Fund	1,741,196	(61,499,204)	59,758,008
First Trust Latin America AlphaDEX® Fund	(12,988)	(500,435)	513,423
First Trust Brazil AlphaDEX® Fund	(15,579)	(3,386)	18,965
First Trust China AlphaDEX® Fund	17,250	(709,158)	691,908
First Trust Japan AlphaDEX® Fund	55,693	(637,754)	582,061
First Trust Developed Markets ex-US AlphaDEX® Fund	2,303,659	(2,912,622)	608,963
First Trust Emerging Markets AlphaDEX® Fund	(1,183,262)	(8,953,004)	10,136,266
First Trust Germany AlphaDEX® Fund	(1,475)	(3,016,656)	3,018,131
First Trust United Kingdom AlphaDEX® Fund	35,909	(608,173)	572,264
First Trust India NIFTY 50 Equal Weight ETF	(518,657)	(339,746)	858,403
First Trust Switzerland AlphaDEX® Fund	281,366	(5,352,638)	5,071,272
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	127,899	(1,376,299)	1,248,400
First Trust Emerging Markets Small Cap AlphaDEX® Fund	2,179,355	(6,642,575)	4,463,220
First Trust Eurozone AlphaDEX® ETF	8,530	(2,135,241)	2,126,711
J. Expenses
Expenses that are directly related to the Funds are charged to First Trust pursuant to the Investment Management Agreement, with the exception of the advisory fees, Rule 12b-1 distribution and service fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, and extraordinary expenses, which are paid by each respective Fund.
First Trust Portfolios L.P. (“FTP”) has entered into licensing agreements with Nasdaq (“Licensor”) for all the Funds except NFTY and with NSE Indices Limited (“NSE”) for NFTY (Nasdaq and NSE collectively, the “Licensors”). The respective license agreements allow for the use by First Trust of each Fund’s respective index and of certain trademarks and trade names of the Licensors. The Funds are sub-licensees to the applicable license agreements.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is paid an annual unitary management fee of 0.80% of each Fund’s average daily net assets. First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, licensing fees, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, Rule 12b-1 distribution and service fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which is covered under the annual unitary management fee.
The Trust has multiple service agreements with BBH. Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2021
also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Reorganization
On February 6, 2020, the Board of Trustees of FDT approved a reorganization of FDT with First Trust Australia AlphaDEX® Fund (“FAUS”), First Trust Canada AlphaDEX® Fund (“FCAN”), First Trust Hong Kong AlphaDEX® Fund (“FHK”) and First Trust South Korea AlphaDEX® Fund (“FKO”). The merger was completed on November 2, 2020. FDT was the surviving fund.
Under the terms of the reorganization, which was tax-free, the assets of FAUS, FCAN, FHK and FKO were transferred to, and the liabilities of FAUS, FCAN, FHK and FKO were assumed by, FDT in exchange for shares of FDT. The cost of the investments received from FAUS, FCAN, FHK and FKO were carried forward to FDT for U.S. GAAP and tax purposes. The FDT shares were then distributed to FAUS, FCAN, FHK and FKO shareholders and the separate existence of FAUS, FCAN, FHK and FKO ceased. The reorganization was subject to certain conditions, including that the reorganization was approved on September 14, 2020, by the shareholders of FAUS, FCAN, FHK and FKO. When the reorganization occurred, the transactions were based on the relative NAVs of FAUS, FCAN, FHK, FKO and FDT.
The following table summarizes the asset transfers and conversion ratios for the reorganization.
Acquired Fund	Shares Redeemed	Net Assets on October 30, 2020	Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gains/Loss	Share Conversion Ratio	Acquiring (Surviving) Fund	Shares Issued*	Net Assets on October 30, 2020**
FAUS	100,002	$ 2,715,358	$ —	$(660,638)	0.561515	FDT	56,153	$328,922,686
FCAN	150,002	3,109,344	—	(16,691,672)	0.428662	FDT	64,300	328,922,686
FHK	100,002	3,469,351	—	(49,458,851)	0.717435	FDT	71,745	328,922,686
FKO	100,002	2,050,424	—	(2,327,830)	0.424012	FDT	42,402	328,922,686
	450,008	$11,344,477	$ —	$(69,138,991)			234,600
* Amount includes 188 shares that were distributed cash in lieu.
** Amount reflects net assets of FDT prior to the reorganization.
The following table summarizes the operations of the Acquired Fund for the period January 1, 2020 to October 30, 2020, and the operations of FDT, the Acquiring (Surviving) Fund, for the fiscal year ended December 31, 2020, as presented in the Statements of Operations and the combined Acquired and Acquiring (Surviving) Funds’ pro-forma results of operations for the fiscal year ended December 31, 2020, assuming the acquisition had been completed on January 1, 2020.
Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of FAUS, FCAN, FHK and FKO that have been included in FDT’s Statement of Operations since October 30, 2020.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2021
	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) from Operations
Acquired Fund for the Period January 1, 2020 to October 30, 2020
FAUS	$71,239	$ (165,950)	$ (94,711)
FCAN	36,355	(739,608)	(703,253)
FHK	112,264	(21,591)	90,673
FKO	(11,721)	(89,926)	(101,647)
Acquiring Fund for the Fiscal Year Ended December 31, 2020 FDT	6,061,037	(48,546,250)	(42,485,213)
Combined Total	$6,269,174	$ (49,563,325)	$(43,294,151)
5. Purchases and Sales of Securities
For the fiscal year ended December 31, 2021, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ 29,311,976	$ 22,891,036
First Trust Europe AlphaDEX® Fund	526,727,188	530,527,835
First Trust Latin America AlphaDEX® Fund	9,159,405	12,216,175
First Trust Brazil AlphaDEX® Fund	25,635,794	21,269,391
First Trust China AlphaDEX® Fund	27,030,560	20,479,616
First Trust Japan AlphaDEX® Fund	47,422,151	47,714,301
First Trust Developed Markets ex-US AlphaDEX® Fund	444,503,698	445,164,045
First Trust Emerging Markets AlphaDEX® Fund	601,121,884	584,399,601
First Trust Germany AlphaDEX® Fund	83,277,925	82,935,493
First Trust United Kingdom AlphaDEX® Fund	23,099,964	22,788,373
First Trust India NIFTY 50 Equal Weight ETF	77,343,212	30,967,416
First Trust Switzerland AlphaDEX® Fund	69,687,000	68,464,297
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	13,706,710	11,385,128
First Trust Emerging Markets Small Cap AlphaDEX® Fund	192,935,662	191,711,103
First Trust Eurozone AlphaDEX® ETF	23,998,621	24,021,456

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2021
For the fiscal year ended December 31, 2021, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ 2,930,955	$ 860,601
First Trust Europe AlphaDEX® Fund	298,178,821	230,236,112
First Trust Latin America AlphaDEX® Fund	279,078	1,717,587
First Trust Brazil AlphaDEX® Fund	381,138	306,373
First Trust China AlphaDEX® Fund	—	9,491,204
First Trust Japan AlphaDEX® Fund	—	5,275,861
First Trust Developed Markets ex-US AlphaDEX® Fund	30,976,656	4,961,287
First Trust Emerging Markets AlphaDEX® Fund	23,658,728	62,944,425
First Trust Germany AlphaDEX® Fund	13,448,376	14,001,997
First Trust United Kingdom AlphaDEX® Fund	78,619,262	2,209,885
First Trust India NIFTY 50 Equal Weight ETF	—	—
First Trust Switzerland AlphaDEX® Fund	6,192,441	20,230,621
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	6,759,814	4,676,691
First Trust Emerging Markets Small Cap AlphaDEX® Fund	7,172,013	17,257,148
First Trust Eurozone AlphaDEX® ETF	67,947,779	15,652,364
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2021
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP, the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2023.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded AlphaDEX® Fund II:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust Asia Pacific ex-Japan AlphaDEX® Fund, First Trust Europe AlphaDEX® Fund, First Trust Latin America AlphaDEX® Fund, First Trust Brazil AlphaDEX® Fund, First Trust China AlphaDEX® Fund, First Trust Japan AlphaDEX® Fund, First Trust Developed Markets ex-US AlphaDEX® Fund, First Trust Emerging Markets AlphaDEX® Fund, First Trust Germany AlphaDEX® Fund, First Trust United Kingdom AlphaDEX® Fund, First Trust India NIFTY 50 Equal Weight ETF, First Trust Switzerland AlphaDEX® Fund, First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund, First Trust Emerging Markets Small Cap AlphaDEX® Fund, and First Trust Eurozone AlphaDEX® ETF (the “Funds”), each a series of First Trust Exchange-Traded AlphaDEX® Fund II, including the portfolios of investments, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
February 23, 2022
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2021 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended December 31, 2021, none of the income dividends paid by the Funds qualify for the dividends received deduction available to corporations.
For the taxable year ended December 31, 2021, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:
Qualified Dividend Income
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	37.56%
First Trust Europe AlphaDEX® Fund	64.18%
First Trust Latin America AlphaDEX® Fund	19.20%
First Trust Brazil AlphaDEX® Fund	0.00%
First Trust China AlphaDEX® Fund	63.29%
First Trust Japan AlphaDEX® Fund	100.00%
First Trust Developed Markets ex-US AlphaDEX® Fund	54.69%
First Trust Emerging Markets AlphaDEX® Fund	58.61%
First Trust Germany AlphaDEX® Fund	100.00%
First Trust United Kingdom AlphaDEX® Fund	75.66%
First Trust India NIFTY 50 Equal Weight ETF	27.85%
First Trust Switzerland AlphaDEX® Fund	100.00%
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	51.06%
First Trust Emerging Markets Small Cap AlphaDEX® Fund	20.44%
First Trust Eurozone AlphaDEX® ETF	79.24%
The following Funds met the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, and elect to pass through to their shareholders credit for foreign taxes paid. For the taxable year ended December 31, 2021, the total amount of income

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2021 (Unaudited)
received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:
	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$ 1,133,792	$ 1.42	$ 45,815	$ 0.06
First Trust Europe AlphaDEX® Fund	13,892,647	1.05	558,562	0.04
First Trust Latin America AlphaDEX® Fund	568,977	1.26	41,432	0.09
First Trust Brazil AlphaDEX® Fund	760,547	0.72	22,551	0.02
First Trust China AlphaDEX® Fund	585,769	1.67	35,691	0.10
First Trust Japan AlphaDEX® Fund	987,793	1.41	97,447	0.14
First Trust Developed Markets ex-US AlphaDEX® Fund	12,424,728	1.82	851,019	0.12
First Trust Emerging Markets AlphaDEX® Fund	26,376,775	1.58	3,303,548	0.20
First Trust Germany AlphaDEX® Fund	2,713,780	1.47	233,649	0.13
First Trust United Kingdom AlphaDEX® Fund	2,073,684	0.92	18,048	0.01
First Trust India NIFTY 50 Equal Weight ETF	1,226,165	0.94	1,219,805	0.94
First Trust Switzerland AlphaDEX® Fund	2,483,490	1.77	286,831	0.20
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	250,738	0.84	28,892	0.10
First Trust Emerging Markets Small Cap AlphaDEX® Fund	7,128,701	2.01	821,870	0.23
First Trust Eurozone AlphaDEX® ETF	1,163,869	0.67	134,293	0.08
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2021 (Unaudited)
enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2021 (Unaudited)
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of “reasonably” normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Variable Interest Entities Risk. In order to gain exposure to certain Chinese companies that are included in a Fund’s Index but are unavailable to direct investment by foreign investors, certain Funds invest significantly in non-Chinese shell companies that have created structures known as variable interest entities (“VIEs”) in order to gain exposure to such Chinese companies. In China, direct ownership of companies in certain sectors by foreign individuals and entities is prohibited. In order to allow for foreign investment in these businesses, many Chinese companies have created VIE structures to enable indirect foreign ownership. In such an arrangement, a Chinese operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the Chinese issuer or operating company to obtain economic exposure to the Chinese company, then issues shares on an exchange outside of mainland China, and U.S. investors hold stock in the non-Chinese shell company rather than directly in the Chinese issuer or operating company. This arrangement allows U.S. investors, such as the Fund, to obtain economic exposure to the Chinese issuer or operating company through contractual means rather than through formal equity ownership. Because neither the shell company nor the Fund owns actual equity interests in the Chinese operating company, they do not have the voting rights or other types of control that an equity holder would expect to benefit from. Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese company’s performance and the enforceability of the VIE’s contractual arrangements that establish the links between the Chinese company and the shell company in

Additional Information (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2021 (Unaudited)
which the Fund invests. This could considerably impact the financial condition of the shell company in which the Fund invests by limiting its ability to consolidate the financial results of the Chinese operating company into its own financial statements, as well as make the value of the shares held by the Fund effectively worthless. Further, if Chinese officials prohibit the existence of VIEs, the market value of the Fund’s associated holdings would likely suffer significant, and possibly permanent effects, which could negatively impact the Fund’s net asset value and could result in substantial losses. Further, it is uncertain whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the value of the Fund’s shares.
VIEs are also subject to the investment risks associated with the underlying Chinese issuer or operating company. Chinese companies are not subject to the same degree of regulatory requirements or accounting standards and oversight as companies in more developed countries. As a result, information about the Chinese securities and VIEs in which the Fund invests may be less reliable and incomplete. There also may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and VIEs, and shareholders may have limited legal remedies, which could negatively impact the Fund. Additionally, U.S.-listed VIEs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of the Fund to invest in such securities and may increase the cost of the Fund if required to seek alternative markets in which to invest in such securities.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorized and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of the First Trust Exchange-Traded AlphaDEX® Fund II funds it manages (the “Funds”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2021, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $1,060,835. This figure is comprised of $40,822 paid (or to be paid) in fixed compensation and $1,020,013 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $544,775 paid (or to be paid) to senior management of First Trust Advisors L.P. and $516,060 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii. to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2021 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016)	216	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	216	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	216	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	216	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	216	None

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2021 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	216	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded AlphaDEX® Fund II
December 31, 2021 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2021

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First Trust Exchange-Traded AlphaDEX® Fund II
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees (Registrant) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $329,500 for the fiscal year ended December 31, 2020 and $327,500 for the fiscal year ended December 31, 2021.

(b)       Audit-Related Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2020, and $0 for the fiscal year ended December 31, 2021.

Audit-Related Fees (Investment Advisor and Distributor) — The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2020 and $0 for the fiscal year ended December 31, 2021.

(c) Tax Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $402,344 for the fiscal year ended December 31, 2020, and $278,962 for the fiscal year ended December 31, 2021. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Advisor and Distributor) —The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor and distributor were $0 for the fiscal year ended December 31, 2020 and $0 for the fiscal year ended December 31, 2021.

(d)       All Other Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2020, and $0 for the fiscal year ended December 31, 2021.

All Other Fees (Investment Advisor and Distributor) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment advisor and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2020, and $0 for the fiscal year ended December 31, 2021.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to the de minimis exception, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)       The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)       The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)       The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the fiscal year ended December 31, 2020 were $402,344 for the registrant, $23,200 for the registrant’s investment advisor, and $29,500 for the registrant’s distributor; and for the fiscal year ended December 31, 2021 were $278,962 for the registrant, $16,500 for the registrant’s investment advisor, and $29,500 for the registrant’s distributor.

(h)       The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)       Not applicable.

(j)       Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith and Niel B. Nielson.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded AlphaDEX® Fund II
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 10, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 10, 2022
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	March 10, 2022

* Print the name and title of each signing officer under his or her signature.